UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

               Investment Company Act file number    811-22019
                                                   ------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
                     (Name and address of agent for service)

     Registrant's telephone number, including area code:  630-765-8000
                                                         --------------

                       Date of fiscal year end:  July 31
                                                ---------

                  Date of reporting period:  January 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:



--------------------------------------------------------------------------------


First Trust Exchange-Traded AlphaDEX(R) Fund

Semi-Annual Report                  January 31, 2009




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Sector Series
-------------
First Trust Consumer Discretionary AlphaDEX(R) Fund
First Trust Consumer Staples AlphaDEX(R) Fund
First Trust Energy AlphaDEX(R) Fund
First Trust Financials AlphaDEX(R) Fund
First Trust Health Care AlphaDEX(R) Fund
First Trust Industrials/Producer Durables AlphaDEX(R) Fund
First Trust Materials AlphaDEX(R) Fund
First Trust Technology AlphaDEX(R) Fund
First Trust Utilities AlphaDEX(R) Fund

Core Series
-----------
First Trust Large Cap Core AlphaDEX(R) Fund
First Trust Mid Cap Core AlphaDEX(R) Fund
First Trust Small Cap Core AlphaDEX(R) Fund

Style Series
------------
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund

Multi Cap Series
----------------
First Trust Multi Cap Value AlphaDEX(R) Fund
First Trust Multi Cap Growth AlphaDEX(R) Fund


                                 [LOGO OMITTED]

                          AlphaDEX(R) Family of ETFs

      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.


--------------------------------------------------------------------------------

Front Cover

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                                January 31, 2009

Shareholder Letter                                                         2
Market Overview                                                            3
Fund Performance Overview
      First Trust Consumer Discretionary AlphaDEX(R) Fund                  4
      First Trust Consumer Staples AlphaDEX(R) Fund                        6
      First Trust Energy AlphaDEX(R) Fund                                  8
      First Trust Financials AlphaDEX(R) Fund                             10
      First Trust Health Care AlphaDEX(R) Fund                            12
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund          14
      First Trust Materials AlphaDEX(R) Fund                              16
      First Trust Technology AlphaDEX(R) Fund                             18
      First Trust Utilities AlphaDEX(R) Fund                              20
      First Trust Large Cap Core AlphaDEX(R) Fund                         22
      First Trust Mid Cap Core AlphaDEX(R) Fund                           24
      First Trust Small Cap Core AlphaDEX(R) Fund                         26
      First Trust Large Cap Value Opportunities AlphaDEX(R) Fund          28
      First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund         30
      First Trust Multi Cap Value AlphaDEX(R) Fund                        32
      First Trust Multi Cap Growth AlphaDEX(R) Fund                       34
Notes to Fund Performance Overview                                        36
Understanding Your Fund Expenses                                          37
Portfolio of Investments
      First Trust Consumer Discretionary AlphaDEX(R) Fund                 39
      First Trust Consumer Staples AlphaDEX(R) Fund                       42
      First Trust Energy AlphaDEX(R) Fund                                 43
      First Trust Financials AlphaDEX(R) Fund                             44
      First Trust Health Care AlphaDEX(R) Fund                            47
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund          49
      First Trust Materials AlphaDEX(R) Fund                              51
      First Trust Technology AlphaDEX(R) Fund                             53
      First Trust Utilities AlphaDEX(R) Fund                              55
      First Trust Large Cap Core AlphaDEX(R) Fund                         56
      First Trust Mid Cap Core AlphaDEX(R) Fund                           62
      First Trust Small Cap Core AlphaDEX(R) Fund                         67
      First Trust Large Cap Value Opportunities AlphaDEX(R) Fund          73
      First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund         77
      First Trust Multi Cap Value AlphaDEX(R) Fund                        81
      First Trust Multi Cap Growth AlphaDEX(R) Fund                       89
Statements of Assets and Liabilities                                      96
Statements of Operations                                                 100
Statements of Changes in Net Assets                                      104
Financial Highlights                                                     110
Notes to Financial Statements                                            118
Additional Information                                                   126
Risk Considerations                                                      127

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                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        Performance and Risk Disclosure

There is no assurance that any series of the Trust described in this report (individually, each series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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Shareholder Letter
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                  First Trust Exchange-Traded AlphaDEX(R) Fund
                               Semi-Annual Report
                                January 31, 2009


Dear Shareholders:

2008 brought all sorts of challenges to investors. Throughout the year, the financial sector was plagued with failures in banking, insurance and by brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow Jones Industrial Average's (the "Dow") total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring a major banking crisis. Of the thirty stocks in the Dow, only two were up in 2008.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about the Funds that comprise the First Trust Exchange-Traded AlphaDEX(R) Fund for the period covered by this report. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date reports about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.



Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust Exchange-Traded AlphaDEX(R) Fund

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Market Overview
--------------------------------------------------------------------------------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
                            Semi-Annual Report
                             January 31, 2009


[PHOTO OMITTED]     Robert F. Carey, CFA
                    Senior Vice President and Chief Investment Officer
                    First Trust Advisors L.P.

                    Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 21 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.


State of the Economy

The combination of the subprime mortgage meltdown, corresponding credit crunch, historically low levels of consumer confidence and significant job losses pushed the U.S. economy, which was already in recession, into a deeper one in the fourth quarter of 2008. The U.S. economy shrank by an annualized 6.2% in the fourth quarter of 2008, the worst showing since 1982. The recession actually commenced in December 2007, according to the National Bureau of Economic Research (NBER). Perhaps the most troublesome indicator at year-end was the acceleration in job losses. While the U.S. lost 2.6 million jobs in 2008, 1.1 million of them came in the last two months of 2008. The number of losses totaled 2.8 million for the six-month period ended January 31, 2009. A close second would be the ongoing deterioration of the housing market, both in terms of declining home values and record-high foreclosure activity. Filings surpassed 3 million in 2008, up 81% from 2007, according to RealtyTrac.com. For the 12-month period ended December 31, 2008, home prices were down 18.2% nationwide, according to the S&P/Case-Shiller 20-city home price index. Most economists acknowledge that a recovery cannot begin until home prices stabilize. The Obama Administration is planning to establish a $75 billion fund to help up to 9 million homeowners stave off foreclosure.

At the present time, the government is in the midst of implementing a three-pronged approach to combat the challenges mentioned above. First, the Federal Reserve Bank (the "Fed") has cut the federal funds target rate to an all-time low of 0-0.25% and grown its balance sheet to nearly $3 trillion to boost liquidity in the markets. Second, the Treasury Department has already tapped approximately one-half of the $700 billion appropriated to the Troubled Asset Relief Program (TARP). It took just 77 days to invest approximately $350 billion with a little over half ($168 billion) disseminated across 116 banking institutions. The Obama Administration has stated that it intends to use some of the remaining $350 billion from TARP to buy "toxic" securities from these troubled institutions in an effort to free-up lending. Finally, the Obama Administration passed into law a $787 billion fiscal stimulus package in mid-February aimed at saving or creating 3.5 million jobs. The plan is comprised of approximately 36% tax breaks and 64% spending programs. All in all, the government is throwing an unprecedented amount of monetary/fiscal stimulus at the problem.

U.S. Stocks and Bonds

The major U.S. stock indices posted bear market returns across the board for the six-month period ended January 31, 2009. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were down 33.9%, 37.3%, and 36.6%, respectively, according to Bloomberg. None of the 10 major sectors in the S&P 500 Index finished in positive territory. The top performing sector was Health Care (-17.0%), while the poorest was Financials (-56.2%). The S&P 500 Index posted five consecutive quarters of negative earnings growth through the fourth quarter of 2008, according to Standard & Poor's.

If we had to pick one word to sum up the market over the past year volatile would be as appropriate as any. The VIX Volatility Index ("VIX") reached an all-time high of 80.86 on November 20, 2008. The VIX stood at 44.84 on January 30, 2009, down 45% from the high. Since the peak in the S&P 500 Index on October 9, 2007, the average reading for the VIX has been 31.62, according to Bloomberg. If the VIX can manage to work its way down into the 30s we could see higher stock prices, according to Bespoke Investment Group.

In the U.S. bond market, the only two groups that finished up over the past six months were Treasuries and GNMAs. The Barclays Capital U.S. Treasury:
Intermediate Index and GNMA 30 Year Index posted total returns of 5.14% and 5.16%, respectively. At the other end of the risk spectrum, the Barclays Capital U.S. Corporate High Yield Index posted the poorest return declining 22.0%.This suggests that investors are still leery of the recession.

Foreign Stocks and Bonds

The old adage says that when the U.S. sneezes the rest of the world catches a cold. This was certainly the case for the six-month period ended January 31, 2009. The U.S. recession not only derailed the global growth story but the bull market in foreign stocks and bonds as well. The Barclays Capital Global Emerging Markets Index of debt securities fell 16.9% (USD), while the Barclays Capital Global Aggregate Index of higher quality debt declined 2.8% (USD). On the equities front, the MSCI Emerging Markets Index and MSCI World Index (excluding U.S. equities) returned -48.8% (USD) and -41.2% (USD), respectively. Despite all of the economic setbacks in the U.S., the dollar gained 14.8% against a basket of major currencies.

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Fund Performance Overview
--------------------------------------------------------------------------------

FXD - First Trust Consumer Discretionary AlphaDEX(R) Fund

The First Trust Consumer Discretionary AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Discretionary Index (the "Consumer Discretionary Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Consumer Discretionary Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FXD."

The Consumer Discretionary Index is a modified equal-dollar weighted index designed by NYSE Euronext or its affiliates ("NYSE Euronext") to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Consumer Discretionary and Services Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -39.05%           -47.59%         -38.14%                -56.52%
 Market Price                                               -38.89%           -47.44%         -38.10%                -56.47%
Index Performance
 StrataQuant(R) Consumer Discretionary Index                -38.75%           -47.22%         -37.66%                -55.94%
 Russell 1000(R) Consumer Discretionary and Services Index  -31.64%           -38.02%         -29.37%                -45.28%
 Russell 1000(R) Index                                      -34.70%           -39.04%         -28.08%                -43.54%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXD's six-month net asset value ("NAV") return of -39.05% underperformed the benchmark Russell 1000(R) Consumer Discretionary and Services Index return of -31.64% by -7.41%. The Media industry was the largest detractor from the Fund's total return, where stocks such as Liberty Media (-64.8%) and News Corp (-54.6%) were hurt by declining ad revenues in addition to falling with the overall market. Retailers such as AnnTaylor (-78.3%) and Office Depot (-68.3%) were also hurt by the slowdown in consumer spending and detracted significantly from the portfolio's total return. On a relative basis, underweight holdings in the largest market cap stocks, such as McDonald's (-1.5%) and Home Depot (-8.0%), were the main source of underperformance as these stocks outperformed their smaller cap peers in the Fund and benchmark. Overweight holdings in positive-performing stocks, such as Apollo Group (+41.3%) and ITT Educational Services (+38.3%), contributed positively to relative performance in the Fund's portfolio during the period.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

      Top-Performing Stocks                       Bottom-Performing Stocks
   Apollo Group, Inc., Class A                           MGM MIRAGE
 ITT Educational Services, Inc.                    Wyndham Worldwide Corp.
        Dollar Tree, Inc.                          AnnTaylor Stores Corp.
        AutoNation, Inc.                      Ticketmaster Entertainment, Inc.
   Family Dollar Stores, Inc.                   Royal Caribbean Cruises Ltd.

--------------------------------------------------------------------------------
The StrataQuant(R) Consumer Discretionary Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust PortfoliosL.P. The First Trust Consumer Discretionary AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Discretionary Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXD - First Trust Consumer Discretionary AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Consumer Discretionary                      80.58%
Industrials                                  9.87
Consumer Staples                             4.74
Information Technology                       4.23
Energy                                       0.32
Materials                                    0.26
                                           -------
Total                                      100.00%
                                           =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
ITT Educational Services, Inc.               1.83%
Liberty Media Corp. - Capital, Series A      1.65
Family Dollar Stores, Inc.                   1.51
Apollo Group, Inc., Class A                  1.51
Dollar Tree, Inc.                            1.45
PetSmart, Inc.                               1.44
Strayer Education, Inc.                      1.43
Williams-Sonoma, Inc.                        1.43
Accenture Ltd., Class A                      1.36
DIRECTV Group (The), Inc.                    1.35
                                           -------
Total                                       14.96%
                                           =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXG - First Trust Consumer Staples AlphaDEX(R) Fund

The First Trust Consumer Staples AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Staples Index (the "Consumer Staples Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Consumer Staples Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXG."

The Consumer Staples Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Consumer Staples Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -21.44%           -19.91%         -17.64%                -28.59%
 Market Price                                               -21.50%           -19.79%         -17.68%                -28.64%
Index Performance
 StrataQuant(R) Consumer Staples Index                      -21.30%           -19.46%         -17.09%                -27.75%
 Russell 1000(R) Consumer Staples Index                     -17.12%           -17.04%          -9.47%                -15.85%
 Russell 1000(R) Index                                      -34.70%           -39.04%         -28.08%                -43.54%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXG's six-month NAV return of -21.44% underperformed the benchmark Russell 1000(R) Consumer Staples Index return of -17.12% by -4.32%. Though generally resilient in contracting cycles, consumer staples stocks still produced negative returns as investors fled the stock market. Within the sector, the Food Products industry was the largest detractor from absolute return, where companies such as H.J. Heinz (-26.2%) and Campbell Soup (-15.4%) contributed to the portfolio's poor performance. Though still producing negative returns, companies in the Household Products industry such as Procter & Gamble (-15.7%) and Church & Dwight (-2.7%) detracted the least from the total return of the Fund; the Fund also benefited on a relative basis from being underweight Procter & Gamble while being overweight the outperforming Church & Dwight.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

       Top-Performing Stocks                   Bottom-Performing Stocks
      J.M. Smucker (The) Co.                       Campbell Soup Co.
       Hansen Natural Corp.                        Kroger (The) Co.
          Anheuser-Busch                            H.J. Heinz Co.
         Wrigley (Wm) Jr.                           SUPERVALU, Inc.
         Kraft Foods, Inc.                            NBTY, Inc.

--------------------------------------------------------------------------------
The StrataQuant(R) Consumer Staples Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Staples AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Staples Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXG - First Trust Consumer Staples AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
-------------------------------------------------------------
Consumer Staples                           100.00%
                                           -------
Total                                      100.00%
                                           =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
NBTY, Inc.                                   6.76%
Dean Foods Co.                               6.03
J.M. Smucker (The) Co.                       5.84
Hansen Natural Corp.                         5.60
General Mills, Inc.                          5.46
SUPERVALU, Inc.                              5.39
Kroger (The) Co.                             4.77
McCormick & Co., Inc.                        4.51
Colgate-Palmolive Co.                        4.26
Church & Dwight Co., Inc.                    4.25
                                           -------
Total                                       52.87%
                                           =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXN - First Trust Energy AlphaDEX(R) Fund

The First Trust Energy AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Energy Index (the "Energy Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Energy Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXN."

The Energy Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Integrated Oils Index and Russell 1000(R) Other Energy Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -54.40%           -48.39%         -29.40%                -45.33%
 Market Price                                               -53.54%           -47.37%         -28.66%                -44.32%
Index Performance
 StrataQuant(R) Energy Index                                -54.28%           -48.08%         -28.98%                -44.77%
 Russell 1000(R) Integrated Oils Index                      -17.22%           -17.70%          -5.33%                 -9.06%
 Russell 1000(R) Other Energy Index                         -53.36%           -46.69%         -28.46%                -44.06%
 Russell 1000(R) Index                                      -34.70%           -39.04%         -28.08%                -43.54%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXN's six-month NAV return of -54.40% slightly underperformed the Russell 1000(R) Other Energy Index return of -53.36%, and more significantly underperformed the Russell 1000(R) Integrated Oils Index return of -17.22%. The drop in commodity prices (front month oil futures dropped -66.4%, and front month natural gas prices dropped -51.6%) was a significant contributor to the negative return in the portfolio as the bleak economic forecast and demand outlook hurt the performance of energy-related stocks. A higher weight in smaller companies with more exposure to drilling, exploration and production hurt the performance of the Fund's portfolio due to their greater sensitivity to commodity prices. An underweight allocation to the larger and more diversified integrated oil companies such as Exxon Mobil was a leading contributor to relative underperformance. An overweight (1.8% vs. 0.3%) holding of Sunoco contributed positively to relative performance in the Fund as the stock was up +16.0% during the period.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

        Top-Performing Stocks                     Bottom-Performing Stocks
            Sunoco, Inc.                            Mariner Energy, Inc.
        Reliant Energy, Inc.                   Oil States International, Inc.
          Exxon Mobil Corp.                           Rowan Cos., Inc.
          NRG Energy, Inc.                        Key Energy Services, Inc.
             Holly Corp.                     Helix Energy Solutions Group, Inc.

--------------------------------------------------------------------------------
The StrataQuant(R) Energy Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Energy AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Energy Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXN - First Trust Energy AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Energy                                      96.08%
Utilities                                    3.92
                                           -------
Total                                      100.00%
                                           =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Sunoco, Inc.                                 3.06%
Pride International, Inc.                    2.90
Oil States International, Inc.               2.81
Mariner Energy, Inc.                         2.79
ENSCO International, Inc.                    2.77
Exxon Mobil Corp.                            2.75
Unit Corp.                                   2.68
Plains Exploration & Production Co.          2.61
Valero Energy Corp.                          2.56
Patterson-UTI Energy, Inc.                   2.39
                                           -------
Total                                       27.32%
                                           =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXO - First Trust Financials AlphaDEX(R) Fund

The First Trust Financials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Financials Index (the "Financials Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Financials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXO."

The Financials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Financial Services Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -38.58%           -50.77%         -41.83%                -60.92%
 Market Price                                               -37.47%           -49.80%         -41.26%                -60.25%
Index Performance
 StrataQuant(R) Financials Index                            -38.36%           -50.41%         -41.25%                -60.24%
 Russell 1000(R) Financial Services Index                   -51.63%           -62.08%         -49.54%                -69.46%
 Russell 1000(R) Index                                      -34.70%           -39.04%         -28.08%                -43.54%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXO's six-month NAV return of -38.58% outperformed the benchmark Russell 1000(R) Financial Services Index return of -51.63% by +13.05%. The crisis in the financial system was felt across the Financials sector as all industries delivered negative returns in both the Fund and the benchmark index. REITs were the largest detractor from portfolio performance and one of the worst-performing industries as they faced multiple headwinds such as declining property values, declining consumer spending and tightening credit markets. The Insurance industry also performed poorly and was a significant detractor from portfolio performance as stocks such as Genworth Financial (-85.2%) and Hartford Financial (-78.2%) faced credit downgrades and investment losses during the period. Asset managers and investment banks in the Capital Markets industry were another significant detractor from portfolio performance. Relative to the benchmark, positive stock selection in the Fund led to outperformance during the period, as the Fund was underweight in some of the worst-performing stocks in the benchmark (such as AIG and Bank of America). In addition to overweighting stocks that performed well, such as PartnerRe and W.R. Berkley, the Fund's weighting methodology limited exposure to some of the worst-performing stocks such as Citigroup and JPMorgan Chase; both of these factors contributed to the Fund's outperformance during the period.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

           Top-Performing Stocks                    Bottom-Performing Stocks
            W.R. Berkley Corp.                        United Rentals, Inc.
              PartnerRe Ltd.                         Lincoln National Corp.
      Annaly Capital Management, Inc.                    CIT Group, Inc.
        RenaissanceRe Holdings Ltd.                 Janus Capital Group, Inc.
                UnionBanCal                          Regions Financial Corp.


--------------------------------------------------------------------------------
The StrataQuant(R) Financials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Financials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Financials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXO - First Trust Financials AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Financials                                  79.05%
Information Technology                      13.22
Industrials                                  5.23
Consumer Discretionary                       1.45
Health Care                                  1.05
                                           -------
Total                                      100.00%
                                           =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
MF Global Ltd.                               1.35%
Dun & Bradstreet (The) Corp.                 1.30
Developers Diversified Realty Corp.          1.30
Fidelity National Information Services, Inc. 1.29
Goldman Sachs Group (The), Inc.              1.26
HRPT Properties Trust                        1.24
Automatic Data Processing, Inc.              1.22
Brown & Brown, Inc.                          1.21
H&R Block, Inc.                              1.20
Capitol Federal Financial                    1.20
                                           -------
Total                                       12.57%
                                           =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXH - First Trust Health Care AlphaDEX(R) Fund

The First Trust Health Care AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Health Care Index (the "Health Care Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Health Care Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXH."

The Health Care Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Health Care Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -22.56%           -24.00%         -16.40%                -26.70%
 Market Price                                               -22.56%           -23.84%         -16.40%                -26.70%
Index Performance
 StrataQuant(R) Health Care Index                           -22.25%           -23.29%         -15.66%                -25.57%
 Russell 1000(R) Health Care Index                          -17.73%           -19.70%         -15.26%                -24.96%
 Russell 1000(R) Index                                      -34.70%           -39.04%         -28.08%                -43.54%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXH's six-month NAV return of -22.56% underperformed the benchmark Russell 1000(R) Health Care Index return of -17.73% by -4.83%. Though the sector was one of the best performing during the period across the broad market, negative returns were still realized in both the Fund and the sector. Within the Fund, the Health Care Providers & Services industry was among the worst performers and detracted -11.4% from absolute return. The industry was hurt by a weaker economic outlook (higher unemployment leads to an increasing number of uninsured patients) which contributed to the poor performance of facility operators such as Tenet Healthcare (-78.6%) and Community Health (-43.5%). Within the Fund, a higher weight in facility providers, combined with their poor performance, was the main source of relative underperformance during the period. The Fund benefited on both an absolute and relative basis from a position in Lasik equipment maker Advanced Medical Optics, which was acquired by Abbott Laboratories for a 143% premium. The higher than benchmark weight (0.5% vs. 0.1%), combined with the substantial premium, contributed positively to relative performance in the Fund's portfolio.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

          Top-Performing Stocks                     Bottom-Performing Stocks
      Advanced Medical Optics, Inc.              Community Health Systems, Inc.
               HLTH Corp.                                 Covance, Inc.
        UnitedHealth Group, Inc.                  Varian Medical Systems, Inc.
            Health Net, Inc.                       Coventry Health Care, Inc.
   Endo Pharmaceuticals Holdings, Inc.               Tenet Healthcare Corp.


--------------------------------------------------------------------------------
The StrataQuant(R) Health Care Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Health Care AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Health Care Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXH - First Trust Health Care AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Health Care                                 95.68%
Consumer Staples                             2.14
Industrials                                  1.72
Information Technology                       0.46
                                           -------
Total                                      100.00%
                                           =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Advanced Medical Optics, Inc.                4.57%
Mylan, Inc.                                  2.63
HLTH Corp.                                   2.49
Medco Health Solutions, Inc.                 2.46
AmerisourceBergen Corp.                      2.34
Humana, Inc.                                 2.33
Coventry Health Care, Inc.                   2.33
Omnicare, Inc.                               2.31
Gilead Sciences, Inc.                        2.28
Celgene Corp.                                2.20
                                           -------
Total                                       25.94%
                                           =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXR - First Trust Industrials/Producer Durables AlphaDEX(R) Fund

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Industrials Index (the "Industrials Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Industrials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXR."

The Industrials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Producer Durables Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -43.50%           -43.36%         -33.20%                -50.32%
 Market Price                                               -43.40%           -43.26%         -33.20%                -50.32%
Index Performance
 StrataQuant(R) Industrials Index                           -43.32%           -42.97%         -32.72%                -49.70%
 Russell 1000(R) Producer Durables Index                    -37.28%           -41.37%         -27.32%                -42.50%
 Russell 1000(R) Index                                      -34.70%           -39.04%         -28.08%                -43.54%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

The tightening economy and reduced growth prospects roiled stocks in the Industrials sector, causing FXR to return -43.50% on an NAV basis, and underperform the benchmark Russell 1000(R) Producer Durables Index return of -37.28% by -6.22%. The turmoil in the sector is evidenced by the fact that no constituents in the benchmark produced a positive return, and only two holdings in the Fund produced positive returns during the period. Stocks in the Machinery industry (-30.5%) were the primary detractor from portfolio performance where industrial, construction, and farm machinery makers all struggled to deal with weaker outlooks from decreased demand, much tighter credit markets, and losses from foreign operations due to a stronger U.S. dollar. The industry detracted -19.9% from total return during the period due to poor performance from producers such as mining equipment maker Bucyrus International (-67.0%), heavy truck maker Terex (-75.0%), and farm equipment maker AGCO (-64.5%). The Electrical Equipment industry and Aerospace & Defense industry were also significant detractors from the Fund's performance during the period.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

        Top-Performing Stocks                      Bottom-Performing Stocks
    American Tower Corp., Class A                         AGCO Corp.
           Goodrich Corp.                            Thomas & Betts Corp.
       Rockwell Collins, Inc.                      Steelcase, Inc., Class A
          Boeing (The) Co.                        Bucyrus International, Inc.
            Raytheon Co.                                  Terex Corp.

--------------------------------------------------------------------------------
The StrataQuant(R) Industrials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Industrials/Producer Durables AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Industrials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXR - First Trust Industrials/Producer Durables AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Industrials                                 79.83%
Information Technology                      15.32
Consumer Discretionary                       4.19
Telecommunication Services                   0.66
                                           -------
Total                                      100.00%
                                           =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Spirit Aerosystems Holdings, Inc., Class A   4.72%
BE Aerospace, Inc.                           4.44
Raytheon Co.                                 3.50
ITT Corp.                                    3.48
Alliant Techsystems, Inc.                    3.33
Gardner Denver, Inc.                         3.29
W.W. Grainger, Inc.                          3.27
Thomas & Betts Corp.                         3.14
Diebold, Inc.                                3.12
Northrop Grumman Corp.                       2.74
                                           -------
Total                                       35.03%
                                           =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXZ- First Trust Materials AlphaDEX(R) Fund

The First Trust Materials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Materials Index (the "Materials Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Materials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXZ."

The Materials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Materials and Processing Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -52.39%           -49.03%         -31.00%                -47.45%
 Market Price                                               -52.32%           -48.88%         -30.92%                -47.35%
Index Performance
 StrataQuant(R) Materials Index                             -52.16%           -48.62%         -30.48%                -46.76%
 Russell 1000(R) Materials and Processing Index             -48.33%           -48.44%         -30.07%                -46.22%
 Russell 1000(R) Index                                      -34.70%           -39.04%         -28.08%                -43.54%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXZ's six-month NAV return of -52.39% underperformed the benchmark Russell 1000(R) Materials and Processing Index return of -48.33% by -4.06%. The slide in commodity prices and slowing global demand hurt the performance of the sector and contributed to negative returns across all industries in both the Fund and the benchmark. The main contributor to the poor return in the sector was the Chemicals industry, where stocks such as Eastman Chemical (-48.1%), Cytec Industries (-61.9%), and Dow Chemical (-63.8%), which would normally benefit from lower input prices (such as oil and natural gas), were instead hurt by volatility and a weakened demand outlook (end-users destocking inventories). Stocks in the Metals & Mining and Containers & Packaging industries were also significant detractors from the Fund's total return.


--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

          Top-Performing Stocks                    Bottom-Performing Stocks
       Archer-Daniels-Midland Co.                        Domtar Corp.
               Nucor Corp.                            Temple-Inland, Inc.
                URS Corp.                          United States Steel Corp.
  Scotts Miracle-Gro (The) Co., Class A                  Ashland, Inc.
    Corn Products International, Inc.            Smurfit-Stone Container Corp.

--------------------------------------------------------------------------------
The StrataQuant(R) Materials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Materials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Materials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXZ - First Trust Materials AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Materials                                   75.59%
Industrials                                 17.66
Consumer Staples                             4.43
Consumer Discretionary                       2.32
                                           -------
Total                                      100.00%
                                           =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Temple-Inland, Inc.                           3.43%
Reliance Steel & Aluminum Co.                 3.22
Scotts Miracle-Gro (The) Co., Class A         3.15
Schnitzer Steel Industries, Inc., Class A     3.03
Freeport-McMoRan Copper & Gold, Inc.          2.98
Steel Dynamics, Inc.                          2.76
Ball Corp.                                    2.67
Rohm and Haas Co.                             2.59
Nucor Corp.                                   2.56
URS Corp.                                     2.42
                                            -------
Total                                        28.81%
                                            =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXL- First Trust Technology AlphaDEX(R) Fund

The First Trust Technology AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Technology Index (the "Technology Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Technology Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXL."

The Technology Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Technology Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -40.95%           -42.36%         -31.37%                -47.95%
 Market Price                                               -40.86%           -42.14%         -31.34%                -47.90%
Index Performance
 StrataQuant(R) Technology Index                            -40.47%           -41.67%         -30.69%                -47.04%
 Russell 1000(R) Technology Index                           -35.47%           -35.94%         -24.65%                -38.79%
 Russell 1000(R) Index                                      -34.70%           -39.04%         -28.08%                -43.54%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXL's six-month NAV return of -40.95% underperformed the benchmark Russell 1000(R) Technology Index return of -35.47% by -5.48%. The contracting economy negatively affected stocks in the Information Technology sector where decreased consumer and business demand drove the poor performance. Semiconductor stocks were the worst hit, where slumping demand for PCs and cell phones hurt sales outlooks for component makers such as Micron Technology (-23.8%) and Fairchild Semiconductor International (-62.6%); the industry contributed -9.7% to the Fund's total return. Slowing demand for PCs also hurt component makers such as Seagate Technology (-74.3%) and Western Digital (-49.0%) in the Computers & Peripherals industry. Also within the industry, companies such as Sun Microsystems (-53.4%) were hurt by decreased corporate investment in large-scale technology and software.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

         Top-Performing Stocks                Bottom-Performing Stocks
             Tellabs, Inc.                      Tyco Electronics Ltd.
              SAIC, Inc.                          PerkinElmer, Inc.
           DRS Technologies                      Jabil Circuit, Inc.
             Harris Corp.            Fairchild Semiconductor International, Inc.
            Synopsys, Inc.                       Seagate Technology

--------------------------------------------------------------------------------
The StrataQuant(R) Technology Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Technology AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Technology Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXL - First Trust Technology AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Information Technology                      93.92%
Industrials                                  4.42
Health Care                                  1.66
                                           -------
Total                                      100.00%
                                           =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Brocade Communications Systems, Inc.         3.12%
Avnet, Inc.                                  2.49
Computer Sciences Corp.                      2.40
SAIC, Inc.                                   2.32
Intersil Corp., Class A                      2.32
Arrow Electronics, Inc.                      2.32
Affiliated Computer Services, Inc., Class A  2.29
F5 Networks, Inc.                            2.22
QUALCOMM, Inc.                               2.21
Fairchild Semiconductor International, Inc.  2.13
                                           -------
Total                                       23.82%
                                           =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXU- First Trust Utilities AlphaDEX(R) Fund

The First Trust Utilities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Utilities Index (the "Utilities Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Utilities Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXU."

The Utilities Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (Russell 1000(R) Utilities Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -21.70%           -24.23%         -20.89%                -33.40%
 Market Price                                               -21.62%           -24.01%         -20.82%                -33.30%
Index Performance
 StrataQuant(R) Utilities Index                             -21.41%           -23.67%         -20.21%                -32.40%
 Russell 1000(R) Utilities Index                            -21.91%           -26.86%         -21.12%                -33.73%
 Russell 1000(R) Index                                      -34.70%           -39.04%         -28.08%                -43.54%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FXU's six-month NAV return of -21.70% outperformed the benchmark Russell 1000(R) Utilities Index return of -21.91% by +0.21%. Though Utilities stocks were among the best performers across the market, the majority of industries within the sector still produced negative returns and detracted from Fund performance. A combination of factors including milder summer weather, tighter credit markets, and volatile commodity markets negatively affected the performance of Multi-Utilities, Gas Utilities, and Electric Utilities. Multi-Utilities companies such as Dominion Resources Inc. (-16.4%) and NiSource (-41.1%) were a particular drain on performance. Telecomm stocks also detracted significantly from portfolio return during the period where stocks such as Level 3 Communications were hurt by reduced outlooks. The Fund's portfolio benefited from being underweight in Exelon Corp. (0.5% vs. 4.9%) as the stock was down significantly during the period.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

          Top-Performing Stocks                  Bottom-Performing Stocks
             NV Energy, Inc.                         CenturyTel, Inc.
            Energy East Corp.                       Southern Union Co.
        Consolidated Edison, Inc.                      Energen Corp.
                  NSTAR                        Level 3 Communications, Inc.
      Verizon Communications, Inc.                    NiSource, Inc.

--------------------------------------------------------------------------------
The StrataQuant(R) Utilities Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Utilities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Utilities Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FXU - First Trust Utilities AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Utilities                                   73.09%
Telecommunication Services                  21.84
Energy                                       5.07
                                           -------
Total                                      100.00%
                                           =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
CenterPoint Energy, Inc.                     3.60%
Questar Corp.                                3.53
Energen Corp.                                3.39
CenturyTel, Inc.                             3.38
Southern Union Co.                           3.36
Alliant Energy Corp.                         3.36
CMS Energy Corp.                             3.16
MetroPCS Communications, Inc.                3.11
Mirant Corp.                                 3.09
Qwest Communications International, Inc.     3.01
                                           -------
Total                                       32.99%
                                           =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FEX - First Trust Large Cap Core AlphaDEX(R) Fund

The First Trust Large Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Core Index (the "Large Cap Core Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Large Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEX."

The Large Cap Core Index is a modified equal-dollar weighted index designed by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), to objectively identify and select stocks from the S&P 500 Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (S&P 500 Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -35.87%           -40.97%         -30.46%                -46.75%
 Market Price                                               -35.71%           -40.67%         -30.38%                -46.63%
Index Performance
 Defined Large Cap Core Index                               -35.61%           -40.50%         -29.93%                -46.03%
 S&P 500 Index                                              -33.95%           -38.63%         -27.75%                -43.10%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FEX's six-month NAV return of -35.87% underperformed the benchmark S&P 500 Index return of -33.95% by -1.92%. The effects of a deepening recession were felt across the Fund as all sectors produced negative returns in both the Fund and the benchmark. The slowdown in consumer spending was especially felt in the Consumer Discretionary sector, causing it to be the largest drag on portfolio performance. The ongoing mortgage and credit crises in the financial market hurt the performance of the Financials sector, causing it to be the second largest detractor from portfolio performance. The slide in commodity prices, as well as a slowdown in industrial production, also hurt performance in the Industrials, Energy, and Materials sectors. On a relative basis, outperformance in the Financials sector was realized as the Fund benefited from being underweight in some of the worst-performing stocks such as Citigroup and Bank of America.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

         Top-Performing Stocks                 Bottom-Performing Stocks
      Apollo Group, Inc., Class A               Wyndham Worldwide Corp.
      Archer-Daniels-Midland Co.                    CIT Group, Inc.
             Sunoco, Inc.                      Manitowoc (The) Co., Inc.
      Family Dollar Stores, Inc.                     Ashland, Inc.
            AutoZone, Inc.                      AK Steel Holding Corp.

--------------------------------------------------------------------------------
The Defined Large Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FEX - First Trust Large Cap Core AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Consumer Discretionary                      18.06%
Industrials                                 14.45
Health Care                                 12.52
Information Technology                      12.06
Energy                                      10.24
Consumer Staples                             9.72
Materials                                    7.75
Utilities                                    6.84
Financials                                   6.82
Telecommunication Services                   1.54
                                           -------
Total                                      100.00%
                                           =======




-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Noble Corp.                                  0.59%
SUPERVALU, Inc.                              0.58
Mylan, Inc.                                  0.55
Valero Energy Corp.                          0.54
National Oilwell Varco, Inc.                 0.52
Dean Foods Co.                               0.52
Medco Health Solutions, Inc.                 0.52
Sunoco, Inc.                                 0.51
Family Dollar Stores, Inc.                   0.51
Apollo Group, Inc., Class A                  0.51
                                           -------
Total                                        5.35%
                                           =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FNX - First Trust Mid Cap Core AlphaDEX(R) Fund

The First Trust Mid Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Core Index (the "Mid Cap Core Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Mid Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNX."

The Mid Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400 Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (S&P MidCap 400 Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -36.89%           -37.32%         -28.71%                -44.39%
 Market Price                                               -36.86%           -37.25%         -28.71%                -44.39%
Index Performance
 Defined Mid Cap Core Index                                 -36.72%           -36.87%         -28.23%                -43.75%
 S&P MidCap 400 Index                                       -37.29%           -36.97%         -27.46%                -42.70%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FNX's six-month NAV return of -36.89% slightly outperformed the benchmark S&P MidCap 400 Index return of -37.29% by +0.40%. The effects of a deepening recession were felt as all sectors produced negative returns in both the Fund and the benchmark. The slowdown in consumer spending was especially felt in the Consumer Discretionary sector, causing it to be the largest drag on portfolio performance. Specialty retailers such as AnnTaylor and Borders were among the hardest hit in the sector. Slowing production schedules and a reduced demand outlook hurt the performance of the Industrials and Information Technology sectors and were a drag on performance. The Financials sector was the main source of relative outperformance as the Fund benefited from avoiding the poor performing REITs industry, which accounts for a significant weight in the benchmark. The Fund also benefited on both an absolute and relative basis from a position in Lasik equipment maker Advanced Medical Optics, which was acquired by Abbott Laboratories for a 143% premium. The higher than benchmark weight (0.2% vs. 0.1%), combined with the substantial premium, was a significant source of absolute and relative outperformance of the Fund's portfolio.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

        Top-Performing Stocks                    Bottom-Performing Stocks
    Advanced Medical Optics, Inc.                   Borders Group, Inc.
       Alaska Air Group, Inc.                       Temple-Inland, Inc.
      Corinthian Colleges, Inc.              American Greetings Corp., Class A
            NetFlix, Inc.                               Lear Corp.
       Career Education Corp.                     AnnTaylor Stores Corp.

--------------------------------------------------------------------------------
The Defined Mid Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FNX - First Trust Mid Cap Core  AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Consumer Discretionary                      21.42%
Industrials                                 16.61
Health Care                                 13.48
Information Technology                      13.11
Materials                                    9.38
Energy                                       7.62
Financials                                   6.15
Consumer Staples                             6.08
Utilities                                    5.73
Telecommunication Services                   0.42
                                           -------
Total                                      100.00%
                                           =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Advanced Medical Optics, Inc.                1.56%
ITT Educational Services, Inc.               0.76
BE Aerospace, Inc.                           0.74
Terra Industries, Inc.                       0.72
Netflix, Inc.                                0.71
NBTY, Inc.                                   0.71
Temple-Inland, Inc.                          0.69
WellCare Health Plans, Inc.                  0.68
Corinthian Colleges, Inc.                    0.67
Scotts Miracle-Gro (The) Co., Class A        0.64
                                           -------
Total                                        7.88%
                                           =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FYX - First Trust Small Cap Core AlphaDEX(R) Fund

The First Trust Small Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Core Index (the "Small Cap Core Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Small Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYX."

The Small Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600 Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (S&P SmallCap 600 Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -39.15%           -40.50%         -32.61%                -49.57%
 Market Price                                               -38.81%           -40.29%         -32.54%                -49.47%
Index Performance
 Defined Small Cap Core Index                               -38.87%           -39.97%         -32.00%                -48.76%
 S&P SmallCap 600 Index                                     -36.54%           -36.73%         -28.79%                -44.50%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FYX's six-month NAV return of -39.15% underperformed the benchmark S&P SmallCap 600 Index return of -36.54% by -2.61%. The Consumer Discretionary sector was the largest drag on portfolio performance as the value of retailers and consumer producers were hurt due to the slowdown in consumer spending. Stocks in the Industrials and Information Technology sectors were also significant detractors from portfolio performance as a global slowdown in demand for industrial and electronic products hurt performance. The Financials sector was the main source of relative outperformance as the Fund benefited from avoiding the poor-performing REITs industry, which accounts for a significant weight in the benchmark (0.8% vs. 5.8%).

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

          Top-Performing Stocks                  Bottom-Performing Stocks
          Spartan Motors, Inc.                Sonic Automotive, Inc., Class A
             Hot Topic, Inc.                        Stone Energy Corp.
        World Fuel Services Corp.                  Tuesday Morning Corp.
         SI International, Inc.                      Technitrol, Inc.
  Green Mountain Coffee Roasters, Inc.       National Financial Partners Corp.

--------------------------------------------------------------------------------
The Defined Small Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FYX - First Trust Small Cap Core AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Consumer Discretionary                      19.93%
Information Technology                      19.65
Industrials                                 19.51
Health Care                                 14.97
Financials                                  10.03
Consumer Staples                             5.08
Materials                                    4.88
Energy                                       2.94
Utilities                                    2.59
Telecommunication Services                   0.42
                                           -------
Total                                      100.00%
                                           =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Osteotech, Inc.                              0.77%
SYNNEX Corp.                                 0.58
Theragenics Corp.                            0.47
Atwood Oceanics, Inc.                        0.47
Odyssey HealthCare, Inc.                     0.46
Robbins & Myers, Inc.                        0.46
Gevity HR, Inc.                              0.46
EPIQ Systems, Inc.                           0.45
Sanderson Farms, Inc.                        0.45
CACI International Inc., Class A             0.43
                                           -------
Total                                        5.00%
                                           =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTA - First Trust Large Cap Value Opportunities AlphaDEX(R) Fund

The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Value Opportunities Index (the "Large Cap Value Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Large Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTA."

The Large Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500/Citigroup Value Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (S&P 500/Citigroup Value Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -36.46%           -43.39%         -33.00%                -50.07%
 Market Price                                               -36.50%           -43.32%         -33.03%                -50.10%
Index Performance
 Defined Large Cap Value Opportunities Index                -36.16%           -42.92%         -32.45%                -49.36%
 S&P 500/Citigroup Value Index                              -37.26%           -44.68%         -32.48%                -49.39%
 S&P 500 Index                                              -33.95%           -38.63%         -27.75%                -43.10%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FTA's six-month NAV return of -36.46% outperformed the benchmark S&P 500/Citigroup Value Index return of -37.26% by +0.80%. The effect of a slowdown in consumer spending contributed to poor performance from retailers and consumer producers in the Consumer Discretionary sector, causing it to be the most significant drag on portfolio performance. The crisis in the financial system contributed to the Financials sector also being a significant detractor from absolute performance. However, underweight positions and avoidance of some of the worst performing large-cap financial stocks such as Bank of America and Citigroup contributed to relative outperformance during the period. The weak outlook for global economic growth contributed to poor performance in the Materials and Industrials sectors, which were also significant detractors from absolute return of the Fund during the period.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

           Top-Performing Stocks                   Bottom-Performing Stocks
        Archer-Daniels-Midland Co.                  International Paper Co.
 Qwest Communications International, Inc.               CIT Group, Inc.
               Tesoro Corp.                         Dow Chemical (The) Co.
               Tellabs, Inc.                       Manitowoc (The) Co., Inc.
          Allegheny Energy, Inc.                         Ashland, Inc.

--------------------------------------------------------------------------------
The Defined Large Cap Value Opportunities Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Value Opportunities Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard
& Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTA - First Trust Large Cap Value Opportunities AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Consumer Discretionary                      20.77%
Energy                                      13.83
Industrials                                 13.27
Utilities                                   12.05
Information Technology                      10.21
Materials                                    8.89
Financials                                   8.61
Health Care                                  4.94
Consumer Staples                             4.89
Telecommunication Services                   2.54
                                           -------
Total                                      100.00%
                                           =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Noble Corp.                                  1.12%
SUPERVALU, Inc.                              1.09
Valero Energy Corp.                          1.01
National Oilwell Varco, Inc.                 0.98
Corning, Inc.                                0.97
Computer Sciences Corp.                      0.95
Tesoro Corp.                                 0.95
MeadWestvaco Corp.                           0.95
Goodyear Tire & Rubber (The) Co.             0.94
Weatherford International Ltd.               0.93
                                           -------
Total                                        9.89%
                                           =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTC - First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund

The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Growth Opportunities Index (the "Large Cap Growth Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Large Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTC."

The Large Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500/Citigroup Growth Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (S&P 500/Citigroup Growth Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -35.54%           -38.58%         -27.41%                 -42.63%
 Market Price                                               -35.47%           -38.44%         -27.36%                 -42.56%
Index Performance
 Defined Large Cap Growth Opportunities Index               -35.35%           -38.15%         -26.91%                 -41.93%
 S&P 500/Citigroup Growth Index                             -30.79%           -32.45%         -22.99%                 -36.43%
 S&P 500 Index                                              -33.95%           -38.63%         -27.75%                 -43.10%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FTC's six-month NAV return of -35.54% underperformed the benchmark S&P 500/Citigroup Growth Index return of -30.79% by -4.75%. The Energy sector was among the worst-performing sectors, and was the largest detractor from absolute return in the Fund. The drop in commodity prices during the six-month period was a primary contributor to poor returns in the sector as front month oil futures dropped -66.4% and front month natural gas prices dropped -51.6%. An underweight position in Exxon Mobil (0.8% vs. 8.6% in the benchmark) contributed -2.4% to relative underperformance as it was one of the best-performing stocks in the sector during the period. The Industrials and Information Technology sectors were also significant detractors from portfolio performance amid a weakening global outlook for economic growth. Though returns in the Consumer Discretionary and Financials sector were negative and the Fund was relatively overweight, the Fund benefited from a positive selection effect in the two sectors leading to relative outperformance during the period. The Fund's portfolio also benefited from being underweight (13.8% vs. 24.1%) in the poor-performing Information Technology sector.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

          Top-Performing Stocks                     Bottom-Performing Stocks
        Apollo Group, Inc., Class                         Cummins, Inc.
              Sunoco, Inc.                              PerkinElmer, Inc.
       Family Dollar Stores, Inc.                      Avon Products, Inc.
             AutoZone, Inc.                         United States Steel Corp.
                 UST                                 AK Steel Holding Corp.

--------------------------------------------------------------------------------
The Defined Large Cap Growth Opportunities Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Growth Opportunities Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FTC - First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Health Care                                 21.35%
Consumer Staples                            15.97
Industrials                                 15.92
Consumer Discretionary                      14.94
Information Technology                      14.01
Materials                                    6.56
Energy                                       6.04
Financials                                   4.58
Utilities                                    0.42
Telecommunication Services                   0.21
                                           -------
Total                                      100.00%
                                           =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Mylan, Inc.                                  1.20%
Dean Foods Co.                               1.13
Medco Health Solutions, Inc.                 1.12
Sunoco, Inc.                                 1.12
Family Dollar Stores, Inc.                   1.12
Apollo Group, Inc., Class A                  1.12
Abbott Laboratories                          1.09
Biogen Idec, Inc.                            1.07
Humana, Inc.                                 1.07
Affiliated Computer Services, Inc., Class A  1.05
                                           -------
Total                                       11.09%
                                           =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAB - First Trust Multi Cap Value AlphaDEX(R) Fund

The First Trust Multi Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Value Index (the "Multi Cap Value Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Multi Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAB."

The Multi Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500/Citigroup Value Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (S&P Composite 1500/Citigroup Value Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -36.81%           -42.20%         -33.16%                -50.27%
 Market Price                                               -36.72%           -42.03%         -33.13%                -50.24%
Index Performance
 Defined Multi Cap Value Index                              -36.52%           -41.71%         -32.60%                -49.55%
 S&P Composite 1500/Citigroup Value Index                   -37.12%           -43.83%         -32.12%                -48.92%
 S&P Composite 1500 Index                                   -34.31%           -38.42%         -27.77%                -43.08%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FAB's six-month NAV return of -36.81% narrowly outperformed the benchmark S&P Composite 1500/Citigroup Value Index return of -37.12% by +0.31%. The slowdown in consumer spending hurt the performance of stocks in the Consumer Discretionary sector, causing it to be the worst-performing sector as well as the largest detractor from portfolio performance. Retailers, producers of consumer goods, and media stocks were among the worst performers as earning and sales outlooks were reduced sharply during the period. Deteriorating global growth prospects hurt the performance of manufacturers and producers in the Industrials sector, contributing to the sector's -5.8% contribution to absolute return. Amidst the financial turmoil, credit downgrades and investment losses in the Insurance industry contributed to the poor performance of the Financials sector which detracted -5.1% from absolute return. On a relative basis, an underweight allocation, combined with positive stock selection, helped the Financials sector contribute to relative outperformance. Specifically, the Fund avoided (or held at a reduced weight) some of the worst-performing stocks such as Citigroup, JPMorgan Chase, and Bank of America, which contributed +5.4% to outperformance.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

       Top-Performing Stocks                  Bottom-Performing Stocks
   Advanced Medical Optics, Inc.               International Paper Co.
      Alaska Air Group, Inc.                       CIT Group, Inc.
    Archer-Daniels-Midland Co.                 Dow Chemical (The) Co.
          Hot Topic, Inc.                     Manitowoc (The) Co., Inc.
             URS Corp.                              Ashland, Inc.

--------------------------------------------------------------------------------
The Defined Multi Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Value Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAB - First Trust Multi Cap Value AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Consumer Discretionary                      20.63%
Industrials                                 16.28
Information Technology                      11.84
Energy                                      11.75
Materials                                    9.87
Utilities                                    9.06
Health Care                                  7.94
Financials                                   7.10
Consumer Staples                             3.97
Telecommunication Services                   1.56
                                           -------
Total                                      100.00%
                                           =======


-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Advanced Medical Optics, Inc.                0.91%
Noble Corp.                                  0.56
SUPERVALU, Inc.                              0.55
Valero Energy Corp.                          0.51
National Oilwell Varco, Inc.                 0.49
Corning, Inc.                                0.48
Computer Sciences Corp.                      0.48
Tesoro Corp.                                 0.48
MeadWestvaco Corp.                           0.47
Goodyear Tire & Rubber (The) Co.             0.47
                                           -------
Total                                        5.40%
                                           =======

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAD - First Trust Multi Cap Growth AlphaDEX(R) Fund

The First Trust Multi Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Growth Index (the "Multi Cap Growth Index"). The Fund will normally invest at least 90% of its assets in common stocks that comprise the Multi Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAD."

The Multi Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500/Citigroup Growth Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark (S&P Composite 1500/Citigroup Growth Index).

------------------------------------------------------------------------------------------------------------------------------------
Performance as of January 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Average Annual          Cumulative
                                                                                              Total Returns          Total Returns
                                                            6 Months Ended   1 Year Ended  Inception (05/08/07) Inception (05/08/07)
                                                               01/31/09        01/31/09         to 01/31/09           to 01/31/09
Fund Performance
 NAV                                                        -37.32%           -37.27%         -27.09%                -42.19%
 Market Price                                               -37.28%           -37.18%         -27.09%                -42.19%
Index Performance
 Defined Multi Cap Growth Index                             -37.12%           -36.82%         -26.57%                -41.46%
 S&P Composite 1500/Citigroup Growth Index                  -31.62%           -32.89%         -23.34%                -36.94%
 S&P Composite 1500 Index                                   -34.31%           -38.42%         -27.77%                -43.08%

------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 36.)

Performance Review

FAD's six-month NAV return of -37.32% underperformed the benchmark S&P Composite 1500/Citigroup Growth Index return of -31.62% by -5.70%. The weakening outlook for global economic growth hurt the demand prospects for producers and manufacturers in the Industrials sector, causing it to be the largest detractor from portfolio performance. The drop in commodity prices caused the Energy sector to be the second largest detractor from absolute return as front month oil futures dropped -66.4% and front month natural gas prices dropped -51.6%. On a relative basis, the benefit of being underweight in the poor-performing Energy sector (8.0% vs. 20.4%) was largely offset by the detriment of being underweight in Exxon Mobil (0.4% vs. 7.7%) as it was one of the best performers in the sector during the period.

--------------------------------------------------------------------------------
                  Top Five and Bottom Five Performing Stocks
--------------------------------------------------------------------------------

     (by contribution to return over the six months ended January 31, 2009)

          Top-Performing Stocks                Bottom-Performing Stocks
       Apollo Group, Inc., Class A           Valassis Communications, Inc.
         AirTran Holdings, Inc.              Pioneer Natural Resources Co.
              NetFlix, Inc.                    United States Steel Corp.
              Sunoco, Inc.                        SVB Financial Group
        Corinthian Colleges, Inc.               AK Steel Holding Corp.

--------------------------------------------------------------------------------
The Defined Multi Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
Fund Performance Overview (Continued)
--------------------------------------------------------------------------------

FAD - First Trust Multi Cap Growth AlphaDEX(R) Fund (Continued)

-------------------------------------------------------------
Portfolio Sector Allocation as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Sector                                 Long-Term Investments
--------------------------------------------------------------
Health Care                                 19.20%
Consumer Discretionary                      17.78
Industrials                                 16.09
Information Technology                      15.75
Consumer Staples                            12.45
Financials                                   7.45
Materials                                    5.41
Energy                                       3.87
Utilities                                    1.78
Telecommunication Services                   0.22
                                           -------
Total                                      100.00%
                                           =======

-------------------------------------------------------------
Top Ten Portfolio Holdings as of January 31, 2009
-------------------------------------------------------------
                                             % of Total
Security                               Long-Term Investments
-------------------------------------------------------------
Mylan, Inc.                                  0.61%
Dean Foods Co.                               0.57
Medco Health Solutions, Inc.                 0.57
Sunoco, Inc.                                 0.57
Family Dollar Stores, Inc.                   0.57
Apollo Group, Inc., Class A                  0.57
Abbott Laboratories                          0.55
Biogen Idec, Inc.                            0.54
Humana, Inc.                                 0.54
Affiliated Computer Services, Inc., Class A  0.53
                                           -------
Total                                        5.62%
                                           =======

--------------------------------------------------------------------------------
Notes to Fund Performance Overview
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after their inception, for the period May 8, 2007 (inception) to May 10, 2007 (the first day of secondary market trading), the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

First Trust Exchange-Traded AlphaDEX(R) Fund
Understanding Your Fund Expenses
January 31, 2009 (Unaudited)

As a shareholder of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, or First Trust Multi Cap Growth AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended January 31, 2009.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions or creation and redemption transaction fees paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                Annualized
                                                                                                Expense Ratio   Expense Paid
                                                        Beginning         Ending                Based on the    During the
                                                        Account Value     Account Value         Six-Month       Six-Month
                                                        August 1, 2008    January 31, 2009      Period (a)      Period (b)
First Trust Consumer Discretionary AlphaDEX(R) Fund
Actual                                                  $1,000.00           $609.50             0.70%           $2.84
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Consumer Staples AlphaDEX(R) Fund
Actual                                                  $1,000.00           $785.60             0.70%           $3.15
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Energy AlphaDEX(R) Fund
Actual                                                  $1,000.00           $456.00             0.70%           $2.57
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Financials AlphaDEX(R) Fund
Actual                                                  $1,000.00           $614.20             0.70%           $2.85
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Health Care AlphaDEX(R) Fund
Actual                                                  $1,000.00           $774.40             0.70%           $3.13
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Exchange-Traded AlphaDEX(R) Fund
Understanding Your Fund Expenses (Continued)
January 31, 2009 (Unaudited)


                                                                                                Annualized
                                                                                                Expense Ratio   Expense Paid
                                                        Beginning         Ending                Based on the    During the
                                                        Account Value     Account Value         Six-Month       Six-Month
                                                        August 1, 2008    January 31, 2009      Period (a)      Period (b)

First Trust Industrials/Producer Durables AlphaDEX(R) Fund
Actual                                                  $1,000.00           $565.00             0.70%           $2.76
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Materials AlphaDEX(R) Fund
Actual                                                  $1,000.00           $476.10             0.70%           $2.60
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Technology AlphaDEX(R) Fund
Actual                                                  $1,000.00           $590.50             0.70%           $2.81
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Utilities AlphaDEX(R) Fund
Actual                                                  $1,000.00           $783.00             0.70%           $3.15
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Large Cap Core AlphaDEX(R) Fund
Actual                                                  $1,000.00           $641.30             0.70%           $2.90
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Mid Cap Core AlphaDEX(R) Fund
Actual                                                  $1,000.00           $631.10             0.70%           $2.88
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Small Cap Core AlphaDEX(R) Fund
Actual                                                  $1,000.00           $608.50             0.70%           $2.84
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
Actual                                                  $1,000.00           $635.40             0.70%           $2.89
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
Actual                                                  $1,000.00           $644.60             0.70%           $2.90
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Multi Cap Value AlphaDEX(R) Fund
Actual                                                  $1,000.00           $631.90             0.70%           $2.88
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57

First Trust Multi Cap Growth AlphaDEX(R) Fund
Actual                                                  $1,000.00           $626.80             0.70%           $2.87
Hypothetical (5% return before expenses)                $1,000.00         $1,021.68             0.70%           $3.57


(a)  These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (August 1, 2008 through January 31, 2009), multiplied by 184/365 (to reflect the one-half year period).

First Trust Consumer Discretionary AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--100.2%
              Chemicals--0.3%
       316    International Flavors & Fragrances,
                 Inc.                                      $       9,044
                                                           -------------
              COMMERCIAL SERVICES &
                 SUPPLIES--4.4%
       350    Brink's (The) Co.                                    9,251
       810    Cintas Corp.                                        18,428
       346    Copart, Inc. (b)                                     8,335
       575    Corrections Corp. of America (b)                     7,924
     1,521    Iron Mountain, Inc. (b)                             31,119
     2,158    R.R. Donnelley & Sons Co.                           21,062
       759    Republic Services, Inc.                             19,628
     1,135    Waste Management, Inc.                              35,400
                                                           -------------
                                                                 151,147
                                                           -------------
              DISTRIBUTORS--0.5%
     1,613    LKQ Corp. (b)                                       18,630
                                                           -------------
              DIVERSIFIED CONSUMER
                 SERVICES--7.3%
       637    Apollo Group, Inc., Class A (b)                     51,890
       851    DeVry, Inc.                                         45,597
       514    ITT Educational Services, Inc. (b)                  62,969
     5,896    Service Corp. International                         26,827
       228    Strayer Education, Inc.                             49,346
       639    Weight Watchers International, Inc.                 14,576
                                                           -------------
                                                                 251,205
                                                           -------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS--1.3%
       574    Dolby Laboratories, Inc., Class A (b)               14,671
     1,642    Tech Data Corp. (b)                                 29,737
                                                           -------------
                                                                  44,408
                                                           -------------
              ENERGY EQUIPMENT &
                 SERVICES--0.3%
       251    IHS, Inc., Class A (b)                              10,994
                                                           -------------
              FOOD & STAPLES RETAILING--2.4%
       275    BJ's Wholesale Club, Inc. (b)                        7,887
       717    Costco Wholesale Corp.                              32,287
       871    Wal-Mart Stores, Inc.                               41,041
                                                           -------------
                                                                  81,215
                                                           -------------
              HOTELS, RESTAURANTS &
                 LEISURE--15.6%
     7,954    Boyd Gaming Corp.                                   38,259
       892    Brinker International, Inc.                          9,785
     1,575    Burger King Holdings, Inc.                          35,044
     1,205    Carnival Corp.                                      21,919
       303    Chipotle Mexican Grill, Inc. (b)                    14,471
     1,252    Choice Hotels International, Inc.                   32,953
     1,733    Darden Restaurants, Inc.                            45,440
       655    International Speedway Corp., Class A               15,248
     5,436    Interval Leisure Group, Inc. (b)                    27,234
       484    Marriott International, Inc., Class A                7,894
       605    McDonald's Corp.                                    35,102
     3,549    MGM MIRAGE (b)                                      28,392
     4,911    Orient-Express Hotels Ltd., Class A                 31,038
       935    Panera Bread Co., Class A (b)                       43,926


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              HOTELS, RESTAURANTS & LEISURE (Continued)
     3,552    Royal Caribbean Cruises Ltd.                 $      23,052
       536    Scientific Games Corp., Class A (b)                  6,738
       994    Starbucks Corp. (b)                                  9,383
     1,304    Tim Hortons, Inc.                                   32,039
     7,456    Wyndham Worldwide Corp.                             45,706
     1,194    Yum! Brands, Inc.                                   34,172
                                                           -------------
                                                                 537,795
                                                           -------------
              HOUSEHOLD DURABLES--4.0%
       450    Black & Decker (The) Corp.                          13,010
     1,751    Harman International Industries, Inc.               28,173
     2,548    Jarden Corp. (b)                                    26,576
     1,923    Newell Rubbermaid, Inc.                             15,538
       239    Snap-on, Inc.                                        7,213
       552    Stanley Works (The)                                 17,256
       910    Whirlpool Corp.                                     30,420
                                                           -------------
                                                                 138,186
                                                           -------------
              HOUSEHOLD PRODUCTS--0.8%
       556    Kimberly-Clark Corp.                                28,617
                                                           -------------
              INTERNET & CATALOG RETAIL--4.2%
       183    Amazon.com, Inc. (b)                                10,764
     3,556    Expedia, Inc. (b)                                   31,755
     9,391    Liberty Media Corp. - Interactive,
                  Class A (b)                                     29,488
       398    Priceline.com, Inc. (b)                             26,702
     7,607    Ticketmaster Entertainment, Inc. (b)                45,261
                                                           -------------
                                                                 143,970
                                                           -------------
              INTERNET SOFTWARE & SERVICES--0.7%
       619    Sohu.com, Inc. (b)                                  24,481
                                                           -------------
              IT SERVICES--2.2%
     1,489    Accenture Ltd., Class A                             46,992
     1,467    Convergys Corp. (b)                                 11,047
       663    Hewitt Associates, Inc., Class A (b)                18,816
                                                           -------------
                                                                  76,855
                                                           -------------
              LEISURE EQUIPMENT &
                 PRODUCTS--1.9%
     5,718    Eastman Kodak Co.                                   25,903
     1,290    Hasbro, Inc.                                        31,127
       588    Mattel, Inc.                                         8,344
                                                           -------------
                                                                  65,374
                                                           -------------
              MACHINERY--0.5%
       570    Toro Co.                                            16,878
                                                           -------------
              MEDIA--14.9%
     7,941    Clear Channel Outdoor Holdings,
                 Inc., Class A (b)                                41,134
     2,229    Comcast Corp., Class A                              32,655
     2,132    DIRECTV Group (The), Inc. (b)                       46,690
       745    DreamWorks Animation SKG, Inc.,
                 Class A (b)                                      16,353
    13,258    E.W. Scripps (The) Co., Class A                     21,345
     4,835    Hearst-Argyle Television, Inc.                      19,050
     4,750    Interpublic Group of Cos., Inc. (b)                 15,818
     1,057    John Wiley & Sons, Inc., Class A                    37,450

                       See Notes to Financial Statements                Page 39

First Trust Consumer Discretionary AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              MEDIA (Continued)
     1,182    Liberty Global, Inc., Class A (b)            $      17,222
    10,368    Liberty Media Corp. - Capital,
                 Series A (b)                                     56,919
       406    McGraw-Hill (The) Cos.,  Inc.                        8,928
     1,712    Meredith Corp.                                      27,341
     5,372    News Corp., Class A                                 34,327
       349    Omnicom Group, Inc.                                  9,036
     1,366    Time Warner Cable, Inc., Class A (b)                25,449
     3,740    Time Warner, Inc.                                   34,894
       987    Viacom, Inc., Class B (b)                           14,558
     5,872    Virgin Media, Inc.                                  26,659
       829    Walt Disney (The) Co.                               17,144
        24    Washington Post (The) Co., Class B                   9,373
                                                           -------------
                                                                 512,345
                                                           -------------
              MULTILINE RETAIL--7.6%
       649    Big Lots, Inc. (b)                                   8,729
     1,168    Dollar Tree, Inc. (b)                               49,885
     1,873    Family Dollar Stores, Inc.                          52,013
     1,910    J. C. Penney Co., Inc.                              31,993
       520    Kohl's Corp. (b)                                    19,089
     4,718    Macy's, Inc.                                        42,226
     4,295    Saks, Inc. (b)                                      10,823
       754    Sears Holdings Corp. (b)                            30,854
       545    Target Corp.                                        17,004
                                                           -------------
                                                                 262,616
                                                           -------------
              PERSONAL PRODUCTS--1.6%
     1,535    Alberto-Culver Co.                                  37,546
       391    Avon Products, Inc.                                  7,996
       304    Estee Lauder (The) Cos., Inc.,
                 Class A                                           7,980
                                                           -------------
                                                                  53,522
                                                           -------------
              PROFESSIONAL SERVICES--2.1%
       211    FTI Consulting, Inc. (b)                             8,653
       862    Manpower, Inc.                                      24,533
       778    Monster Worldwide, Inc. (b)                          7,165
     1,807    Robert Half International, Inc.                     30,629
                                                           -------------
                                                                  70,980
                                                           -------------
              ROAD & RAIL--0.9%
     5,779    Hertz Global Holdings, Inc. (b)                     29,242
                                                           -------------
              SPECIALTY RETAIL--21.5%
     1,118    Advance Auto Parts, Inc.                            36,592
     4,019    American Eagle Outfitters, Inc.                     36,211
     8,464    AnnTaylor Stores Corp. (b)                          41,643
       350    AutoZone, Inc. (b)                                  46,512
     1,953    Barnes & Noble, Inc.                                32,068
     1,153    Bed Bath & Beyond, Inc. (b)                         26,784
       669    Best Buy Co., Inc.                                  18,745
     1,333    Dick's Sporting Goods, Inc. (b)                     14,676
     5,125    Foot Locker, Inc.                                   37,720
       434    GameStop Corp., Class A (b)                         10,755
     1,405    Gap (The), Inc.                                     15,848
       409    Home Depot (The), Inc.                               8,806
     2,918    Limited Brands, Inc.                                23,111
     2,269    Lowe's Cos., Inc.                                   41,455


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              SPECIALTY RETAIL (Continued)
    12,625    Office Depot, Inc. (b)                       $      27,270
     1,589    O'Reilly Automotive, Inc. (b)                       46,192
     3,815    Penske Automotive Group, Inc.                       28,307
     2,647    PetSmart, Inc.                                      49,685
     2,454    RadioShack Corp.                                    28,123
     1,265    Ross Stores, Inc.                                   37,216
     5,633    Signet Jewelers Ltd.                                39,656
     2,099    Staples, Inc.                                       33,458
       457    TJX (The) Cos., Inc.                                 8,875
     6,213    Williams-Sonoma, Inc.                               49,208
                                                           -------------
                                                                 738,916
                                                           -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS--3.1%
       906    Coach, Inc. (b)                                     13,228
     1,605    Jones Apparel Group, Inc.                            5,553
       575    NIKE, Inc., Class B                                 26,019
     1,869    Phillips-Van Heusen Corp.                           35,548
       207    Polo Ralph Lauren Corp.                              8,493
       343    VF Corp.                                            19,215
                                                           -------------
                                                                 108,056
                                                           -------------
              TRADING COMPANIES &
                 DISTRIBUTORS--2.1%
       540    Fastenal Co.                                        18,457
       511    MSC Industrial Direct Co., Inc.,
                 Class A                                          17,507
     1,956    WESCO International, Inc. (b)                       36,030
                                                           -------------
                                                                  71,994
                                                           -------------
              TOTAL COMMON STOCKS--100.2%
              (Cost $5,294,971)                                3,446,470

              MONEY MARKET FUND--0.8%
    27,346    Morgan Stanley Institutional Treasury
                 Money Market Fund--0.18% (c)
              (Cost $27,346)                                      27,346
                                                           -------------

              TOTAL INVESTMENTS--101.0%
              (Cost $5,322,317) (d)                            3,473,816
              NET OTHER ASSETS AND
                 LIABILITIES --(1.0%)                            (32,763)
                                                           -------------
              NET ASSETS--100.0%                           $   3,441,053
                                                           =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at January 31, 2009.
(d) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $55,311 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,903,812.


Page 40                See Notes to Financial Statements

First Trust Consumer Discretionary AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)


-------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                   $   3,473,816
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                     -----------------
Total                                                   $   3,473,816
                                                     =================


                       See Notes to Financial Statements                Page 41

First Trust Consumer Staples AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--100.0%
              BEVERAGES--16.5%
     4,300    Brown-Forman Corp., Class B                   $    195,263
     4,890    Coca-Cola (The) Co.                                208,901
     4,541    Dr. Pepper Snapple Group, Inc. (b)                  74,699
    12,839    Hansen Natural Corp. (b)                           430,107
     3,278    Pepsi Bottling Group (The), Inc.                    63,233
     8,457    PepsiAmericas, Inc.                                136,411
     3,144    PepsiCo, Inc.                                      157,923
                                                           -------------
                                                               1,266,537
                                                           -------------
              FOOD & STAPLES RETAILING--18.2%
    16,300    Kroger (The) Co.                                   366,750
     7,244    Safeway, Inc.                                      155,239
    23,588    SUPERVALU, Inc.                                    413,734
     9,651    Sysco Corp.                                        215,121
     8,974    Walgreen Co.                                       245,977
                                                           -------------
                                                               1,396,821
                                                           -------------
              FOOD PRODUCTS--38.1%
     7,377    Campbell Soup Co.                                  224,039
    23,955    Dean Foods Co. (b)                                 463,291
    24,116    Del Monte Foods Co.                                160,613
     7,086    General Mills, Inc.                                419,137
     4,580    H.J. Heinz Co.                                     167,170
     6,373    Hershey (The) Co.                                  237,585
     2,374    Hormel Foods Corp.                                  70,816
     9,928    J.M. Smucker (The) Co.                             448,249
     5,049    Kellogg Co.                                        220,591
    10,809    McCormick & Co., Inc.                              346,320
    19,657    Tyson Foods, Inc., Class A                         173,964
                                                           -------------
                                                               2,931,775
                                                           -------------
              HOUSEHOLD PRODUCTS--16.5%
     6,137    Church & Dwight Co., Inc.                          326,673
     6,198    Clorox (The) Co.                                   310,830
     5,025    Colgate-Palmolive Co.                              326,825
     5,571    Procter & Gamble (The) Co.                         303,620
                                                           -------------
                                                               1,267,948
                                                           -------------
              PERSONAL PRODUCTS--7.7%
     3,404    Herbalife Ltd.                                      69,816
    27,507    NBTY, Inc. (b)                                     519,057
                                                           -------------
                                                                 588,873
                                                           -------------
              TOBACCO--3.0%
     4,900    Altria Group, Inc.                                  81,045
     1,310    Lorillard, Inc.                                     77,893
     1,831    Reynolds American, Inc.                             69,908
                                                           -------------
                                                                 228,846
                                                           -------------

              TOTAL COMMON STOCKS--100.0%
              (Cost $8,481,214)                                7,680,800

              MONEY MARKET FUND--0.3%
    26,755    Morgan Stanley Institutional Treasury
                 Money Market Fund--0.18% (c)
              (Cost $26,755)                                      26,755
                                                           -------------


              DESCRIPTION                                          VALUE
              ----------------------------------------------------------

              TOTAL INVESTMENTS--100.3%
              (Cost $8,507,969) (d)                        $   7,707,555
              NET OTHER ASSETS AND
                 LIABILITIES--(0.3%)                             (22,192)
                                                           -------------
              NET ASSETS--100.0%                           $   7,685,363
                                                           =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at January 31, 2009.
(d) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $32,022 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $832,436.


--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                   $   7,707,555
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                     -----------------
Total                                                   $   7,707,555
                                                     =================


Page 42                See Notes to Financial Statements

First Trust Energy AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2008 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--100.1%
              ENERGY EQUIPMENT & SERVICES--34.5%
    10,698    BJ Services Co.                                 $  117,678
     1,406    Cameron International Corp. (b)                     32,563
     1,670    Dresser-Rand Group, Inc. (b)                        32,532
     5,497    ENSCO International, Inc.                          150,397
     4,397    Exterran Holdings, Inc. (b)                         97,438
     1,209    FMC Technologies, Inc. (b)                          35,774
    21,553    Helix Energy Solutions Group, Inc. (b)             110,998
     5,488    Helmerich & Payne, Inc.                            123,260
    19,711    Hercules Offshore, Inc. (b)                         73,325
    35,385    Key Energy Services, Inc. (b)                      120,663
    10,429    Nabors Industries Ltd. (b)                         114,198
       989    Oceaneering International, Inc. (b)                 34,081
     8,349    Oil States International, Inc. (b)                 152,870
    13,558    Patterson-UTI Energy, Inc.                         129,614
     9,766    Pride International, Inc. (b)                      157,428
     9,813    Rowan Cos., Inc.                                   124,233
     1,404    SEACOR Holdings, Inc. (b)                           91,316
     1,809    Superior Energy Services, Inc. (b)                  28,184
     5,840    Unit Corp. (b)                                     145,650
                                                           -------------
                                                               1,872,202
                                                           -------------
              INDEPENDENT POWER PRODUCERS &
                 ENERGY TRADERS--3.4%
    31,209    Dynegy, Inc., Class A (b)                           65,851
     2,676    NRG Energy, Inc. (b)                                62,511
    10,799    Reliant Energy, Inc. (b)                            54,967
                                                           -------------
                                                                 183,329
                                                           -------------
              GAS UTILITIES--0.5%
       859    EQT Corp.                                           29,404
                                                           -------------
              OIL, GAS & CONSUMABLE
                 FUELS--61.7%
     1,780    Alpha Natural Resources, Inc. (b)                   29,050
     2,429    Anadarko Petroleum Corp.                            89,241
     1,675    Apache Corp.                                       125,625
     2,401    Cabot Oil & Gas Corp.                               66,003
     7,720    Chesapeake Energy Corp.                            122,053
     1,267    Chevron Corp.                                       89,349
     3,497    Cimarex Energy Co.                                  86,865
     3,430    CNX Gas Corp. (b)                                   88,768
     2,410    ConocoPhillips                                     114,547
     1,391    Continental Resources, Inc. (b)                     28,752
     1,900    Devon Energy Corp.                                 117,040
     7,971    El Paso Corp.                                       65,203
     3,669    Encore Acquisition Co. (b)                          99,723
     1,407    EOG Resources, Inc.                                 95,352
     1,954    Exxon Mobil Corp.                                  149,442
     7,570    Forest Oil Corp. (b)                               113,550
     4,942    Frontier Oil Corp.                                  70,572
     1,163    Hess Corp.                                          64,674
     3,423    Holly Corp.                                         79,996
     4,562    Marathon Oil Corp.                                 124,223
    15,299    Mariner Energy, Inc. (b)                           151,461
     1,408    Murphy Oil Corp.                                    62,205
     6,321    Newfield Exploration Co. (b)                       121,300
     1,902    Noble Energy, Inc.                                  93,065
     1,040    Occidental Petroleum Corp.                          56,732
     1,843    Petrohawk Energy Corp. (b)                          36,326


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              OIL, GAS & CONSUMABLE
                 FUELS (Continued)
     7,716    Pioneer Natural Resources Co.                $     112,962
     6,714    Plains Exploration & Production
                 Co. (b)                                         141,800
       838    Range Resources Corp.                               30,034
     3,232    Southwestern Energy Co. (b)                        102,293
     4,610    St. Mary Land & Exploration Co.                     89,204
     3,590    Sunoco, Inc.                                       166,290
     4,740    Tesoro Corp.                                        81,670
     5,769    Valero Energy Corp.                                139,148
     2,011    W&T Offshore, Inc.                                  25,278
       861    Whiting Petroleum Corp. (b)                         24,969
     1,990    Williams (The) Cos., Inc.                           28,159
     1,770    XTO Energy, Inc.                                    65,649
                                                           -------------
                                                               3,348,573
                                                           -------------

              TOTAL COMMON STOCKS--100.1%
              (Cost $7,810,659)                                5,433,508

              MONEY MARKET FUND--0.6%
    31,949    Morgan Stanley Institutional Treasury
                 Money Market Fund--0.18% (c)
              (Cost $31,949)                                      31,949
                                                           -------------

              TOTAL INVESTMENTS--100.7%
              (Cost $7,842,608) (d)                            5,465,457
              NET OTHER ASSETS AND
                 LIABILITIES--(0.7%)                             (36,787)
                                                           -------------
              NET ASSETS--100.0%                           $   5,428,670
                                                           =============


(a)   All percentages shown in Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at January 31, 2009.
(d) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $52,566 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,429,717.


--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                   $   5,465,457
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                     -----------------
Total                                                   $   5,465,457
                                                     =================


                       See Notes to Financial Statements                Page 43

First Trust Financials AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--100.0%
              CAPITAL MARKETS--14.8%
     4,300    Allied Capital Corp.                         $       6,708
     3,570    American Capital Ltd.                               10,210
     1,533    Ameriprise Financial, Inc.                          30,890
       817    Bank of New York Mellon Corp.                       21,030
       267    BlackRock, Inc.                                     29,050
     1,431    Charles Schwab (The) Corp.                          19,447
    10,059    E*TRADE Financial Corp. (b)                         11,467
       551    Eaton Vance Corp.                                   10,546
       682    Federated Investors, Inc., Class B                  13,313
       725    Franklin Resources, Inc.                            35,105
       707    Goldman Sachs Group (The), Inc.                     57,076
     3,204    Invesco Ltd.                                        37,775
     2,037    Investment Technology Group,
                 Inc. (b)                                         44,162
     7,435    Janus Capital Group, Inc.                           39,034
     1,556    Lazard Ltd., Class A                                41,234
       528    Legg Mason, Inc.                                     8,480
    22,682    MF Global Ltd. (b)                                  61,241
     1,442    Morgan Stanley                                      29,172
       687    Northern Trust Corp.                                39,516
     2,091    Raymond James Financial, Inc.                       38,704
       911    State Street Corp.                                  21,199
       326    T. Rowe Price Group, Inc.                            8,991
     3,247    TD Ameritrade Holding Corp. (b)                     36,496
     1,496    Waddell & Reed Financial, Inc.,
                 Class A                                          21,124
                                                           -------------
                                                                 671,970
                                                           -------------
              COMMERCIAL BANKS--7.3%
     1,105    Associated Banc-Corp.                               17,293
       843    BB&T Corp.                                          16,683
     5,008    CapitalSource, Inc.                                 18,229
     2,331    Comerica, Inc.                                      38,835
     2,801    Fifth Third Bancorp                                  6,694
       151    First Citizens BancShares, Inc.,
                 Class A                                          21,119
     2,405    Fulton Financial Corp.                              16,883
     4,677    Huntington Bancshares, Inc.                         13,470
     1,358    KeyCorp                                              9,886
       403    M&T Bank Corp.                                      15,681
       848    Marshall & Ilsley Corp.                              4,842
       472    PNC Financial Services
                 Group, Inc.                                      15,349
     2,242    Popular, Inc.                                        6,143
     7,501    Regions Financial Corp.                             25,953
     1,566    SunTrust Banks, Inc.                                19,199
     2,787    Synovus Financial Corp.                             11,037
     1,694    TCF Financial Corp.                                 20,989
     1,679    Webster Financial Corp.                              7,018
     1,447    Whitney Holding Corp.                               18,797
     1,888    Zions Bancorporation                                28,169
                                                           -------------
                                                                 332,269
                                                           -------------
              CONSUMER FINANCE--3.8%
     1,931    American Express Co.                                32,306
     1,514    AmeriCredit Corp. (b)                                7,131
     1,872    Capital One Financial Corp.                         29,652
     4,855    Discover Financial Services                         34,713


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              CONSUMER FINANCE (Continued)
     1,300    SLM Corp. (b)                                $      14,885
     1,129    Student Loan (The) Corp.                            52,996
                                                           -------------
                                                                 171,683
                                                           -------------
              DIVERSIFIED CONSUMER
                 SERVICES--1.2%
     2,628    H&R Block, Inc.                                     54,478
                                                           -------------
              DIVERSIFIED FINANCIAL
                 SERVICES--7.8%
     3,286    Bank of America Corp.                               21,622
    13,151    CIT Group, Inc.                                     36,691
     1,724    Citigroup, Inc.                                      6,120
       172    CME Group, Inc.                                     29,913
       561    IntercontinentalExchange,
                 Inc. (b)                                         31,938
       734    JPMorgan Chase & Co.                                18,724
     3,015    Leucadia National Corp.                             47,999
     1,783    Moody's Corp.                                       38,192
     1,303    MSCI, Inc., Class A (b)                             22,620
     2,416    NASDAQ OMX Group (The),
                 Inc. (b)                                         52,717
     2,181    NYSE Euronext                                       47,982
                                                           -------------
                                                                 354,518
                                                           -------------
              HEALTH CARE PROVIDERS &
                 SERVICES--1.1%
     2,746    CIGNA Corp.                                         47,671
                                                           -------------
              INSURANCE--21.2%
     1,009    Aflac, Inc.                                         23,419
        82    Alleghany Corp. (b)                                 22,339
     1,140    Allied World Assurance Holdings
                 Ltd.                                             42,978
     2,022    American Financial Group, Inc.                      34,334
     7,368    American International Group, Inc.                   9,431
       486    American National Insurance Co.                     27,143
       660    Arch Capital Group Ltd. (b)                         39,699
     1,194    Assurant, Inc.                                      31,522
     1,589    Axis Capital Holdings Ltd.                          38,549
     2,857    Brown & Brown, Inc.                                 54,655
       702    Chubb (The) Corp.                                   29,891
     1,232    Cincinnati Financial Corp.                          27,018
     1,407    CNA Financial Corp.                                 16,363
     2,233    Conseco, Inc. (b)                                    5,203
     1,516    Endurance Specialty Holdings Ltd.                   41,326
       952    Erie Indemnity Co., Class A                         33,748
       400    First American Corp.                                 8,736
     8,175    Genworth Financial, Inc., Class A                   18,966
       269    Hanover Insurance Group, Inc.                       10,873
       704    Hartford Financial Services Group
                 (The), Inc.                                       9,265
     1,339    HCC Insurance Holdings, Inc.                        31,346
     3,169    Lincoln National Corp.                              47,947
     1,268    Loews Corp.                                         30,939
     1,327    MetLife, Inc.                                       38,125
     1,025    Principal Financial Group, Inc.                     17,005
       806    Protective Life Corp.                                6,674
     1,529    Prudential Financial, Inc.                          39,372
       540    Reinsurance Group of America, Inc.                  19,240

Page 44                See Notes to Financial Statements

First Trust Financials AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
       858    StanCorp Financial Group, Inc.               $      22,154
       518    Torchmark Corp.                                     15,540
       894    Transatlantic Holdings, Inc.                        28,742
     1,024    Travelers (The) Cos., Inc.                          39,567
       726    Unitrin, Inc.                                        9,264
     1,926    Unum Group                                          27,272
     1,926    W.R. Berkley Corp.                                  51,000
     3,126    XL Capital Ltd., Class A                             9,065
                                                           -------------
                                                                 958,710
                                                           -------------
              IT SERVICES--12.0%
       770    Alliance Data Systems Corp. (b)                     32,024
     1,518    Automatic Data Processing, Inc.                     55,148
     2,857    Broadridge Financial Solutions,
                 Inc.                                             38,541
       943    DST Systems, Inc. (b)                               29,959
     3,670    Fidelity National Information
                 Services, Inc.                                   58,389
     1,642    Fiserv, Inc. (b)                                    52,134
     4,358    Genpact Ltd. (b)                                    35,692
     1,411    Global Payments, Inc.                               48,976
     1,216    Lender Processing Services, Inc.                    31,519
       251    MasterCard, Inc., Class A                           34,081
     2,872    Metavante Technologies, Inc. (b)                    41,673
     1,363    Paychex, Inc.                                       33,107
     2,559    Total System Services, Inc.                         32,397
     1,613    Western Union  Co.                                  22,034
                                                           -------------
                                                                 545,674
                                                           -------------
              MEDIA--0.3%
       326    Morningstar, Inc. (b)                               11,302
                                                           -------------
              PROFESSIONAL SERVICES--2.2%
       773    Dun & Bradstreet (The) Corp.                        58,748
     1,745    Equifax, Inc.                                       43,136
                                                           -------------
                                                                 101,884
                                                           -------------
              REAL ESTATE INVESTMENT
                 TRUSTS--19.4%
       988    AMB Property Corp.                                  15,927
     1,458    Annaly Capital Management, Inc.                     22,074
       191    AvalonBay Communities, Inc.                          9,896
     3,001    Brandywine Realty Trust                             17,916
       738    Camden Property Trust                               19,454
     5,511    CBL & Associates Properties, Inc.                   22,430
    12,234    Developers Diversified Realty Corp.                 58,723
     1,409    Digital Realty Trust, Inc.                          44,947
       886    Douglas Emmett, Inc.                                 8,240
     2,111    Duke Realty Corp.                                   19,442
       467    Essex Property Trust, Inc.                          30,845
       745    Federal Realty Investment Trust                     37,719
    35,869    General Growth Properties, Inc.                     23,315
     1,666    HCP, Inc.                                           38,884
     1,415    Health Care REIT, Inc.                              53,501
     3,112    Hospitality Properties Trust                        41,763
     7,887    Host Hotels & Resorts, Inc.                         42,432
    17,716    HRPT Properties Trust                               56,337
     5,187    iStar Financial, Inc.                                5,446
       691    Kilroy Realty Corp.                                 15,796


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              REAL ESTATE INVESTMENT TRUSTS (Continued)
     1,266    Kimco Realty Corp.                           $      18,205
       507    Liberty Property Trust                              10,140
       472    Mack-Cali Realty Corp.                               9,591
     2,079    Nationwide Health Properties,
                 Inc.                                             53,077
     1,031    Plum Creek Timber Co., Inc.                         31,724
     4,298    ProLogis                                            43,023
       146    Public Storage                                       9,033
     1,143    Rayonier, Inc.                                      33,650
     2,305    SL Green Realty Corp.                               36,212
     1,378    Ventas, Inc.                                        38,405
       559    Weingarten Realty Investors                          9,050
                                                           -------------
                                                                 877,197
                                                           -------------
              REAL ESTATE MANAGEMENT &
                 DEVELOPMENT--2.2%
    13,820    CB Richard Ellis Group, Inc.,
                 Class A (b)                                      49,752
     2,155    Jones Lang LaSalle, Inc.                            50,880
                                                           -------------
                                                                 100,632
                                                           -------------
              ROAD & RAIL--1.1%
     1,540    Ryder System, Inc.                                  52,021
                                                           -------------
              SOFTWARE--1.2%
     1,350    FactSet Research Systems, Inc.                      53,730
                                                           -------------
              THRIFTS & MORTGAGE FINANCE--2.6%
     1,309    Capitol Federal Financial                           54,193
     3,741    Hudson City Bancorp, Inc.                           43,396
     3,324    MGIC Investment Corp.                                9,174
       773    Washington Federal, Inc.                             9,492
                                                           -------------
                                                                 116,255
                                                           -------------
              TRADING COMPANIES & DISTRIBUTORS--1.8%
     1,928    GATX Corp.                                          46,465
     6,547    United Rentals, Inc. (b)                            36,532
                                                           -------------
                                                                  82,997
                                                           -------------

              TOTAL COMMON STOCKS--100.0%
              (Cost $7,023,975)                                4,532,991


              MONEY MARKET FUND--0.6%
    27,551    Morgan Stanley Institutional Treasury
                 Money Market Fund -- 0.18% (c)
              (Cost $27,551)                                      27,551
                                                           -------------

              TOTAL INVESTMENTS--100.6%
              (Cost $7,051,526) (d)                            4,560,542
              NET OTHER ASSETS AND
                 LIABILITIES--(0.6%)                             (27,224)
                                                           -------------
              NET ASSETS--100.0%                           $   4,533,318
                                                           =============


                       See Notes to Financial Statements                Page 45

First Trust Financials AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at January 31, 2009.
(d) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,460 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,500,444.

--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                   $   4,560,542
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                     -----------------
Total                                                   $   4,560,542
                                                     =================

Page 46                See Notes to Financial Statements

First Trust Health Care AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--100.0%
              BIOTECHNOLOGY--14.3%
     3,470    Abraxis BioScience, Inc. (b)                 $     240,853
     4,802    Biogen Idec, Inc. (b)                              233,617
     5,172    Celgene Corp. (b)                                  273,857
     2,969    Cephalon, Inc. (b)                                 229,147
     2,759    Genentech, Inc. (b)                                224,141
     3,446    Genzyme Corp. (b)                                  237,498
     5,591    Gilead Sciences, Inc. (b)                          283,856
     1,882    Vertex Pharmaceuticals, Inc. (b)                    62,200
                                                           -------------
                                                               1,785,169
                                                           -------------
              COMMERCIAL SERVICES &
                 SUPPLIES--1.7%
     4,392    Stericycle, Inc. (b)                               214,857
                                                           -------------
              FOOD & STAPLES RETAILING--2.1%
     9,948    CVS Caremark Corp.                                 267,402
                                                           -------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES--17.8%
    25,953    Advanced Medical Optics, Inc. (b)                  570,186
     2,134    Baxter International, Inc.                         125,159
     1,672    Becton, Dickinson & Co.                            121,504
     2,715    C. R. Bard, Inc.                                   232,323
     2,025    DENTSPLY International, Inc.                        54,493
     4,163    Edwards Lifesciences Corp. (b)                     239,331
     1,335    Gen-Probe, Inc. (b)                                 60,102
    10,422    Hill-Rom Holdings, Inc.                            146,742
     2,132    Hospira, Inc. (b)                                   53,087
     4,577    ResMed, Inc. (b)                                   182,622
     3,470    St. Jude Medical, Inc. (b)                         126,204
    10,460    Cooper (The) Cos., Inc.                            198,426
     2,829    Zimmer Holdings, Inc. (b)                          102,976
                                                           -------------
                                                               2,213,155
                                                           -------------
              HEALTH CARE PROVIDERS &
                 SERVICES--35.1%
     4,013    Aetna, Inc.                                        124,403
     8,018    AmerisourceBergen Corp.                            291,215
    20,496    Brookdale Senior Living, Inc.                      139,373
     1,659    Cardinal Health, Inc.                               62,461
    11,766    Community Health Systems,
                 Inc. (b)                                        219,318
    19,215    Coventry Health Care, Inc. (b)                     290,723
     4,614    DaVita, Inc. (b)                                   216,858
     2,080    Express Scripts, Inc. (b)                          111,821
    63,892    Health Management Associates,
                 Inc., Class A (b)                               101,588
    15,753    Health Net, Inc. (b)                               230,466
     3,117    Henry Schein, Inc. (b)                             116,669
     7,669    Humana, Inc. (b)                                   290,885
     3,551    Laboratory Corp. of America
                 Holdings (b)                                    210,219
     7,511    LifePoint Hospitals, Inc. (b)                      169,298
     6,370    Lincare Holdings, Inc. (b)                         153,199
     2,953    McKesson Corp.                                     130,523
     6,822    Medco Health Solutions, Inc. (b)                   306,513
     3,608    MEDNAX, Inc. (b)                                   121,121
    10,300    Omnicare, Inc.                                     287,988
     5,508    Quest Diagnostics, Inc.                            271,820


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              HEALTH CARE PROVIDERS & SERVICES (Continued)
     8,599    UnitedHealth Group, Inc.                     $     243,610
     3,044    Universal Health Services, Inc.,
                 Class B                                         115,215
     4,072    WellPoint, Inc. (b)                                168,784
                                                           -------------
                                                               4,374,070
                                                           -------------
              HEALTH CARE TECHNOLOGY--3.3%
     1,487    Cerner Corp. (b)                                    50,142
    27,335    HLTH Corp. (b)                                     311,072
     3,772    IMS Health, Inc.                                    54,769
                                                           -------------
                                                                 415,983
                                                           -------------
              INTERNET SOFTWARE &
                 SERVICES--0.5%
     2,424    WebMD Health Corp., Class A (b)                     56,819
                                                           -------------
              LIFE SCIENCES TOOLS &
                 SERVICES--4.4%
     6,548    Charles River Laboratories
                 International, Inc. (b)                         159,837
     2,195    Illumina, Inc. (b)                                  60,055
     2,453    Life Technologies Corp. (b)                         62,453
     1,971    Pharmaceutical Product
                 Development, Inc.                                47,087
     2,659    TECHNE Corp.                                       159,460
     1,678    Thermo Fisher Scientific, Inc. (b)                  60,291
                                                           -------------
                                                                 549,183
                                                           -------------
              PHARMACEUTICALS--20.8%
     4,286    Abbott Laboratories                                237,616
     1,418    Allergan, Inc.                                      54,054
    12,298    Bristol-Myers Squibb Co.                           263,300
     4,260    Eli Lilly & Co.                                    156,853
    11,048    Endo Pharmaceuticals Holdings,
                 Inc. (b)                                        248,249
     4,490    Forest Laboratories, Inc. (b)                      112,430
     2,867    Johnson & Johnson                                  165,397
    16,154    King Pharmaceuticals, Inc. (b)                     141,186
    28,910    Mylan, Inc. (b)                                    327,550
     8,849    Perrigo Co.                                        259,718
     3,229    Pfizer, Inc.                                        47,079
    13,431    Schering-Plough Corp.                              235,848
     7,887    Warner Chilcott Ltd., Class A (b)                  108,446
     8,609    Watson Pharmaceuticals, Inc. (b)                   234,854
                                                           -------------
                                                               2,592,580
                                                           -------------

              TOTAL COMMON STOCKS--100.0%
              (Cost $13,152,522)                              12,469,218

              MONEY MARKET --0.4%
    44,042    Morgan Stanley Institutional Treasury
                 Money Market Fund -- 0.18% (c)
              (Cost $44,042)                                      44,042
                                                           -------------

                        See Notes to Financial Statements               Page 47

First Trust Health Care AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

              DESCRIPTION                                          VALUE
              ----------------------------------------------------------


              TOTAL INVESTMENTS--100.4%
              (Cost $13,196,564) (d)                        $ 12,513,260
              NET OTHER ASSETS AND
                 LIABILITIES--(0.4%)                             (49,055)
                                                           -------------
              NET ASSETS--100.0%                            $ 12,464,205
                                                           =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at January 31, 2009.
(d) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $533,575 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,216,879.



--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                   $  12,513,260
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                      ----------------
Total                                                   $  12,513,260
                                                      ================


Page 48                See Notes to Financial Statements

First Trust Industrials/Producer Durables AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--99.9%
              AEROSPACE & DEFENSE--26.2%
     1,420    Alliant Techsystems, Inc. (b)                 $    114,750
    15,842    BE Aerospace, Inc. (b)                             153,192
       519    Boeing (The) Co.                                    21,959
     2,393    Goodrich Corp.                                      92,513
       527    Lockheed Martin Corp.                               43,235
     1,967    Northrop Grumman Corp.                              94,652
     2,387    Raytheon Co.                                       120,830
       567    Rockwell Collins, Inc.                              21,365
    11,979    Spirit Aerosystems Holdings, Inc.,
                 Class A (b)                                     162,915
     1,653    United Technologies Corp.                           79,327
                                                            ------------
                                                                 904,738
                                                            ------------
              COMMERCIAL SERVICES &
                 SUPPLIES--5.1%
     4,035    Covanta Holding Corp. (b)                           69,765
     1,739    Pitney Bowes, Inc.                                  38,710
    15,765    Steelcase, Inc., Class A                            68,105
                                                            ------------
                                                                 176,580
                                                            ------------
              COMPUTERS & PERIPHERALS--4.8%
     4,337    Diebold, Inc.                                      107,470
     2,470    Lexmark International, Inc.,
                 Class A (b)                                      58,490
                                                            ------------
                                                                 165,960
                                                            ------------
              ELECTRICAL EQUIPMENT--11.0%
     1,467    AMETEK, Inc.                                        46,885
     2,273    Cooper Industries Ltd., Class A                     61,166
     1,815    Emerson Electric Co.                                59,351
     2,711    Hubbell, Inc., Class B                              84,041
       510    Roper Industries, Inc.                              20,981
     5,071    Thomas & Betts Corp. (b)                           108,469
                                                            ------------
                                                                 380,893
                                                            ------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS--5.0%
     1,042    Itron, Inc. (b)                                     68,043
       329    Mettler-Toledo International, Inc. (b)              21,905
     6,114    Molex, Inc.                                         81,744
                                                            ------------
                                                                 171,692
                                                            ------------
              HOUSEHOLD DURABLES--4.2%
       146    NVR, Inc. (b)                                       62,209
     8,106    Pulte Homes, Inc.                                   82,276
                                                            ------------
                                                                 144,485
                                                            ------------
              MACHINERY--34.1%
     3,756    AGCO Corp. (b)                                      79,928
       992    Caterpillar, Inc.                                   30,603
     5,139    Crane Co.                                           89,521
       829    Cummins, Inc.                                       19,879
       783    Danaher Corp.                                       43,793
       578    Deere & Co.                                         20,080
     1,974    Donaldson Co., Inc.                                 61,431
     1,345    Dover Corp.                                         38,037
     1,291    Flowserve Corp.                                     68,823
     5,219    Gardner Denver, Inc. (b)                           113,618
       800    Harsco Corp.                                        18,976


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              MACHINERY (Continued)
       917    IDEX Corp.                                   $      20,733
     1,264    Illinois Tool Works, Inc.                           41,282
     5,106    Ingersoll-Rand Co. Ltd., Class A                    82,768
     2,649    ITT Corp.                                          119,946
     2,994    Kennametal, Inc.                                    48,024
     1,305    Lincoln Electric Holdings, Inc.                     53,727
     1,558    Pall Corp.                                          40,617
     1,041    Parker Hannifin Corp.                               39,777
     2,807    Pentair, Inc.                                       64,196
     7,034    Terex Corp. (b)                                     83,283
                                                            ------------
                                                               1,179,042
                                                            ------------
              OFFICE ELECTRONICS--1.1%
     5,558    Xerox Corp.                                         36,905
                                                            ------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--4.4%
     2,033    KLA-Tencor Corp.                                    40,741
     3,123    Lam Research Corp. (b)                              63,116
     1,795    Novellus Systems, Inc. (b)                          24,753
     5,249    Teradyne, Inc. (b)                                  25,248
                                                            ------------
                                                                 153,858
                                                            ------------
              TRADING COMPANIES &
                 DISTRIBUTORS--3.3%
     1,545    W.W. Grainger, Inc.                                112,708
                                                            ------------
              WIRELESS TELECOMMUNICATION
                 SERVICES--0.7%
       755    American Tower Corp., Class A (b)                   22,907
                                                            ------------

              TOTAL COMMON STOCKS--99.9%
              (Cost $4,730,927)                                3,449,768

              MONEY MARKET FUND--1.1%
    39,294    Morgan Stanley Institutional Treasury
                 Money Market Fund--0.18% (c)
              (Cost $39,294)                                      39,294
                                                            ------------

              TOTAL INVESTMENTS--101.0%
              (Cost $4,770,221) (d)                            3,489,062
              NET OTHER ASSETS AND
                 LIABILITIES--(1.0%)                             (35,410)
                                                            ------------
              NET ASSETS--100.0%                            $  3,453,652
                                                            ============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at January 31, 2009.
(d) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $101 and the aggregate gross unrealized depreciation for all securities in which there was excess of tax cost over value was $1,281,260.


                        See Notes to Financial Statements               Page 49

First Trust Industrials/Producer Durables AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                  $    3,489,062
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                     ----------------
Total                                                  $    3,489,062
                                                     ================

Page 50                See Notes to Financial Statements

First Trust Materials AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--100.2%
              Aerospace & Defense--0.6%
       375    Precision Castparts Corp.                    $      24,356
                                                           -------------
              BUILDING PRODUCTS--3.4%
     3,331    Armstrong World Industries, Inc.                    55,228
     2,974    Lennox International, Inc.                          83,599
                                                           -------------
                                                                 138,827
                                                           -------------
              CHEMICALS--29.1%
     1,847    Airgas, Inc.                                        65,218
     1,000    Albemarle Corp.                                     22,250
     9,138    Ashland, Inc.                                       73,287
     4,708    Cabot Corp.                                         62,899
     5,794    Celanese Corp., Class A                             61,706
     4,526    Cytec Industries, Inc.                              92,511
     6,364    Dow Chemical (The) Co.                              73,759
     1,897    E.I. du Pont de Nemours and Co.                     43,555
     2,272    Eastman Chemical Co.                                58,958
     1,366    Ecolab, Inc.                                        46,389
     1,073    FMC Corp.                                           47,877
    20,938    Huntsman Corp.                                      55,695
     1,073    Intrepid Potash, Inc. (b)                           21,868
     1,319    Lubrizol (The) Corp.                                45,004
       317    Monsanto Co.                                        24,111
     1,932    Nalco Holding Co.                                   18,953
     1,697    PPG Industries, Inc.                                63,773
       375    Praxair, Inc.                                       23,348
     1,943    Rohm and Haas Co.                                  107,234
     4,040    Scotts Miracle-Gro (The) Co.,
                 Class A                                         130,169
     1,136    Sigma-Aldrich Corp.                                 40,987
     1,232    Valspar (The) Corp.                                 21,375
                                                           -------------
                                                               1,200,926
                                                           -------------
              COMMERCIAL SERVICES & SUPPLIES--0.4%
       681    Avery Dennison Corp.                                16,501
                                                           -------------
              CONSTRUCTION & ENGINEERING--10.8%
     3,907    Aecom Technology Corp. (b)                          98,886
     1,606    Fluor Corp.                                         62,473
     1,498    Jacobs Engineering Group, Inc. (b)                  57,928
     3,159    KBR, Inc.                                           44,731
     2,425    Quanta Services, Inc. (b)                           51,847
     1,089    Shaw Group (The), Inc. (b)                          30,274
     2,944    URS Corp. (b)                                      100,244
                                                           -------------
                                                                 446,383
                                                           -------------
              CONSTRUCTION MATERIALS--0.4%
       230    Martin Marietta Materials, Inc.                     18,520
                                                           -------------
              CONTAINERS & PACKAGING--15.3%
     2,725    AptarGroup, Inc.                                    83,985
     2,886    Ball Corp.                                         110,649
       942    Bemis Co., Inc.                                     21,261
     5,002    Crown Holdings, Inc. (b)                            93,788
       667    Greif, Inc. Class A                                 20,183
     1,757    Owens-Illinois, Inc. (b)                            33,383
     3,567    Packaging Corp. of America                          50,651
     3,215    Sealed Air Corp.                                    43,563


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              CONTAINERS & PACKAGING (Continued)
   376,608    Smurfit-Stone Container Corp. (b)            $      12,466
       962    Sonoco Products Co.                                 22,059
    25,009    Temple-Inland, Inc.                                141,801
                                                           -------------
                                                                 633,789
                                                           -------------
              FOOD PRODUCTS--4.0%
     1,665    Archer-Daniels-Midland Co.                          45,588
     1,855    Bunge Ltd.                                          79,653
     1,664    Corn Products International, Inc.                   38,522
                                                           -------------
                                                                 163,763
                                                           -------------
              HOUSEHOLD PRODUCTS--0.5%
       412    Energizer Holdings, Inc. (b)                        19,624
                                                           -------------
              MACHINERY--2.5%
     4,892    Timken (The) Co.                                    72,842
       783    Valmont Industries, Inc.                            31,774
                                                           -------------
                                                                 104,616
                                                           -------------
              METALS & MINING--25.2%
     8,529    Alcoa, Inc.                                         66,441
     4,676    Carpenter Technology Corp.                          77,154
     6,068    Commercial Metals Co.                               69,782
     4,912    Freeport-McMoRan Copper &
                 Gold, Inc.                                      123,487
     1,769    Newmont Mining Corp.                                70,371
     2,599    Nucor Corp.                                        106,013
     6,021    Reliance Steel & Aluminum Co.                      133,244
     3,188    Schnitzer Steel Industries, Inc.,
                 Class A                                         125,192
    10,738    Steel Dynamics, Inc.                               114,038
     8,175    Titanium Metals Corp.                               57,634
     3,227    United States Steel Corp.                           96,907
                                                           -------------
                                                               1,040,263
                                                           -------------
              PAPER & FOREST PRODUCTS--5.7%
    57,506    Domtar Corp. (b)                                    85,683
     8,139    International Paper Co.                             74,228
     6,437    MeadWestvaco Corp.                                  74,927
                                                           -------------
                                                                 234,838
                                                           -------------
              SPECIALTY RETAIL--2.3%
     2,009    Sherwin-Williams (The) Co.                          95,930
                                                           -------------

              TOTAL COMMON STOCKS--100.2%
              (Cost $5,720,822)                                4,138,336

              MONEY MARKET FUND--0.6%
    25,709    Morgan Stanley Institutional Treasury
                 Money Market Fund--0.18% (c)
              (Cost $25,709)                                      25,709
                                                           -------------

              TOTAL INVESTMENTS--100.8%
              (Cost $5,746,531) (d)                            4,164,045
              NET OTHER ASSETS AND
                 LIABILITIES--(0.8%)                             (34,293)
                                                           -------------
              NET ASSETS--100.0%                           $   4,129,752
                                                           =============


                        See Notes to Financial Statements               Page 51

First Trust Materials AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at January 31, 2009.
(d) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $28,143 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,610,629.



--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                  $    4,164,045
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                     -----------------
Total                                                  $    4,164,045
                                                     =================

Page 52                 See Notes to Financial Statements

First Trust Technology AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--100.0%
              AEROSPACE & DEFENSE--2.9%
       754    General Dynamics Corp.                        $     42,774
     1,177    L-3 Communications Holdings, Inc.                   93,007
                                                            ------------
                                                                 135,781
                                                            ------------
              COMMUNICATIONS EQUIPMENT--13.8%
     3,720    ADC Telecommunications, Inc. (b)                    18,860
    38,756    Brocade Communications Systems,
                 Inc. (b)                                        147,660
     1,249    Cisco Systems, Inc. (b)                             18,698
     4,378    EchoStar Corp. (b)                                  65,933
     4,747    F5 Networks, Inc. (b)                              105,241
     2,281    Harris Corp.                                        98,744
    11,892    JDS Uniphase Corp. (b)                              43,168
     3,718    Juniper Networks, Inc. (b)                          52,647
     3,029    QUALCOMM, Inc.                                     104,652
                                                            ------------
                                                                 655,603
                                                            ------------
              COMPUTERS & PERIPHERALS--11.4%
       239    Apple, Inc. (b)                                     21,541
     6,219    EMC Corp. (b)                                       68,658
     2,392    Hewlett-Packard Co.                                 83,122
       774    International Business Machines Corp.               70,937
     4,604    NCR Corp. (b)                                       57,780
     3,107    NetApp, Inc. (b)                                    46,077
     3,230    QLogic Corp. (b)                                    36,564
    24,495    Seagate Technology                                  92,836
     2,927    Teradata Corp. (b)                                  38,432
     1,778    Western Digital Corp. (b)                           26,101
                                                            ------------
                                                                 542,048
                                                            ------------
              ELECTRICAL EQUIPMENT--1.6%
       148    First Solar, Inc. (b)                               21,134
     2,020    Rockwell Automation, Inc.                           52,601
                                                            ------------
                                                                  73,735
                                                            ------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS--17.1%
       849    Amphenol Corp., Class A                             22,201
     5,759    Arrow Electronics, Inc. (b)                        109,824
     5,958    Avnet, Inc. (b)                                    118,089
    10,933    AVX Corp.                                           99,709
     2,830    FLIR Systems, Inc. (b)                              70,665
     6,484    Ingram Micro, Inc., Class A (b)                     79,559
    16,077    Jabil Circuit, Inc.                                 93,568
     3,564    National Instruments Corp.                          76,519
     3,014    Trimble Navigation Ltd. (b)                         44,667
     6,695    Tyco Electronics Ltd.                               94,801
                                                            ------------
                                                                 809,602
                                                            ------------
              INTERNET SOFTWARE & SERVICES--1.8%
     1,349    Akamai Technologies, Inc. (b)                       18,185
       816    Equinix, Inc (b)                                    43,533
        67    Google, Inc., Class A (b)                           22,682
                                                            ------------
                                                                  84,400
                                                            ------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              IT SERVICES--10.4%
     2,361    Affiliated Computer Services, Inc.,
                 Class A (b)                                 $   108,275
     2,404    Cognizant Technology Solutions
                 Corp., Class A (b)                               45,027
     3,087    Computer Sciences Corp. (b)                        113,725
     5,672    NeuStar, Inc., Class A (b)                          77,253
     5,570    SAIC, Inc. (b)                                     109,952
    51,065    Unisys Corp. (b)                                    38,299
                                                            ------------
                                                                 492,531
                                                            ------------
              LIFE SCIENCES TOOLS & SERVICES--1.7%
     6,240    PerkinElmer, Inc.                                   78,749
                                                            ------------
              OFFICE ELECTRONICS--1.1%
     3,213    Zebra Technologies Corp.,
              Class A (b)                                         54,075
                                                            ------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--20.0%
     3,896    Altera Corp.                                        59,920
    27,735    Atmel Corp. (b)                                     92,634
     3,837    Broadcom Corp., Class A (b)                         60,816
     2,735    Cree, Inc. (b)                                      54,509
     9,711    Cypress Semiconductor Corp. (b)                     43,797
    22,191    Fairchild Semiconductor International,
                 Inc. (b)                                        100,968
    15,475    Integrated Device Technology, Inc. (b)              88,827
     5,922    Intel Corp.                                         76,394
    11,808    Intersil Corp., Class A                            109,931
       920    Linear Technology Corp.                             21,546
     6,185    LSI Corp. (b)                                       19,668
     3,050    Marvell Technology Group Ltd. (b)                   22,235
    24,662    Micron Technology, Inc. (b)                         91,743
     2,726    Rambus, Inc. (b)                                    24,698
     1,751    Silicon Laboratories, Inc. (b)                      40,326
     2,436    Xilinx, Inc.                                        41,047
                                                            ------------
                                                                 949,059
                                                            ------------
              SOFTWARE--18.2%
     4,747    Amdocs Ltd. (b)                                     80,319
       730    ANSYS, Inc. (b)                                     18,148
     3,226    BMC Software, Inc. (b)                              81,714
     3,513    CA, Inc.                                            63,199
     3,683    Citrix Systems, Inc. (b)                            77,490
     6,431    Compuware Corp. (b)                                 41,802
     2,737    Intuit, Inc. (b)                                    61,993
     3,140    McAfee, Inc. (b)                                    95,738
     1,047    Microsoft Corp.                                     17,904
     5,231    Novell, Inc. (b)                                    19,355
     6,285    Nuance Communications, Inc. (b)                     61,970
     4,896    Oracle Corp. (b)                                    82,399
     4,925    Red Hat, Inc. (b)                                   72,151
     3,211    Symantec Corp. (b)                                  49,225
     1,098    Synopsys, Inc. (b)                                  20,313
       860    VMware, Inc., Class A (b)                           17,802
                                                            ------------
                                                                 861,522
                                                            ------------

                        See Notes to Financial Statements               Page 53

First Trust Technology AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              TOTAL COMMON STOCKS--100.0%
              (Cost $6,989,655)                            $   4,737,105

              MONEY MARKET FUND--0.7%
    33,048    Morgan Stanley Institutional Treasury
                 Money Market Fund -- 0.18% (c)
              (Cost $33,048)                                      33,048
                                                           -------------

              TOTAL INVESTMENTS--100.7%
              (Cost $7,022,703) (d)                            4,770,153
              NET OTHER ASSETS AND
                 LIABILITIES--(0.7%)                             (33,187)
                                                           -------------
              NET ASSETS--100.0%                           $   4,736,966
                                                           =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at January 31, 2009
(d) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $897 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,253,447.


--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                  $    4,770,153
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                     -----------------
Total                                                  $    4,770,153
                                                     =================

Page 54                 See Notes to Financial Statements

First Trust Utilities AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--99.8%
              DIVERSIFIED TELECOMMUNICATION SERVICES--12.2%
    11,769    AT&T, Inc.                                   $     289,753
    22,501    CenturyTel, Inc.                                   610,677
     6,840    Embarq Corp.                                       244,325
    12,793    Frontier Communications Corp.                      103,751
   168,943    Qwest Communications International,
                 Inc.                                            543,996
     3,298    Verizon Communications, Inc.                        98,511
    36,460    Windstream Corp.                                   316,473
                                                           -------------
                                                               2,207,486
                                                           -------------
              ELECTRIC UTILITIES--23.3%
     3,302    Allegheny Energy, Inc.                             109,758
    10,079    American Electric Power Co., Inc.                  315,977
    21,540    DPL, Inc.                                          464,187
    16,388    Duke Energy Corp.                                  248,278
    15,316    Edison International                               498,843
     5,918    Entergy Corp.                                      451,898
     5,063    FirstEnergy Corp.                                  253,099
    17,353    Great Plains Energy, Inc.                          330,922
     4,647    Northeast Utilities                                110,599
    49,743    NV Energy, Inc.                                    533,743
    18,887    Pepco Holdings, Inc.                               336,377
    10,440    Pinnacle West Capital Corp.                        349,427
     3,643    PPL Corp.                                          111,694
     2,806    Progress Energy, Inc.                              108,648
                                                           -------------
                                                               4,223,450
                                                           -------------
              GAS UTILITIES--12.0%
     3,566    AGL Resources, Inc.                                109,940
    10,379    Atmos Energy Corp.                                 254,804
    20,967    Energen Corp.                                      612,446
    10,706    National Fuel Gas Co.                              320,752
     8,447    ONEOK, Inc.                                        246,821
    18,812    Questar Corp.                                      639,232
                                                           -------------
                                                               2,183,995
                                                           -------------
              INDEPENDENT POWER PRODUCERS
                 & ENERGY TRADERS--5.6%
    13,569    AES (The) Corp. (b)                                107,331
    13,369    Constellation Energy Group, Inc.                   351,605
    32,589    Mirant Corp. (b)                                   559,553
                                                           -------------
                                                               1,018,489
                                                           -------------
              MULTI-UTILITIES--32.0%
    21,074    Alliant Energy Corp.                               607,563
    10,085    Ameren Corp.                                       335,326
    48,728    CenterPoint Energy, Inc.                           651,982
    48,661    CMS Energy Corp.                                   571,767
     6,319    Consolidated Edison, Inc.                          257,499
    13,792    DTE Energy Co.                                     475,824
    22,797    MDU Resources Group, Inc.                          453,432
    56,058    NiSource, Inc.                                     542,641
    13,011    OGE Energy Corp.                                   321,111
     2,888    PG&E Corp.                                         111,679
     8,433    Public Service Enterprise Group, Inc.              266,230
     3,141    SCANA Corp.                                        107,705
     5,770    Sempra Energy                                      252,957


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              MULTI-UTILITIES (Continued)
    39,835    TECO Energy, Inc.                            $     478,418
     4,471    Vectren Corp.                                      115,307
    13,260    Xcel Energy, Inc.                                  244,780
                                                           -------------
                                                               5,794,221
                                                           -------------
              OIL, GAS & CONSUMABLE FUELS--5.1%
    47,159    Southern Union Co.                                 607,879
    21,311    Spectra Energy Corp.                               309,223
                                                           -------------
                                                                 917,102
                                                           -------------
              WIRELESS TELECOMMUNICATION
                 SERVICES--9.6%
     9,148    Leap Wireless International, Inc. (b)              230,530
    41,411    MetroPCS Communications, Inc. (b)                  562,776
    15,495    Telephone and Data Systems, Inc.                   472,752
    11,377    United States Cellular Corp. (b)                   477,265
                                                           -------------
                                                               1,743,323
                                                           -------------

              TOTAL COMMON STOCks--99.8%
              (Cost $20,230,933)                              18,088,066

              MONEY MARKET FUND--0.3%
    53,076    Morgan Stanley Institutional Treasury
                 Money Market Fund--0.18% (c)
              (Cost $53,076)                                      53,076
                                                           -------------

              TOTAL INVESTMENTS--100.1%
              (Cost $20,284,009) (d)                          18,141,142
              NET OTHER ASSETS AND
                 LIABILITIES --(0.1%)                            (22,372)
                                                           -------------
              NET ASSETS--100.0%                           $  18,118,770
                                                           =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at January 31, 2009.
(d) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $172,871 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,315,738.


--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                   $  18,141,142
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                       ---------------
Total                                                   $  18,141,142
                                                       ===============

                        See Notes to Financial Statements               Page 55

First Trust Large Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--100.1%
              AEROSPACE & DEFENSE--2.6%
       230    Boeing Co. (The)                             $       9,731
       340    General Dynamics Corp.                              19,288
     1,057    Goodrich Corp.                                      40,864
       597    Honeywell International, Inc.                       19,588
       398    L-3 Communications Holdings, Inc.                   31,450
       349    Lockheed Martin Corp.                               28,632
       870    Northrop Grumman Corp.                              41,864
       659    Precision Castparts Corp.                           42,802
       192    Raytheon Co.                                         9,719
       500    Rockwell Collins, Inc.                              18,840
                                                           -------------
                                                                 262,778
                                                           -------------

              AIR FREIGHT & LOGISTICS--1.3%
       889    C.H. Robinson Worldwide, Inc.                       40,876
     1,176    Expeditors International of
                 Washington, Inc.                                 32,705
       610    FedEx Corp.                                         31,073
       710    United Parcel Service, Inc., Class B                30,168

                                                           -------------
                                                                 134,822
                                                           -------------
              AIRLINES--0.2%
     2,272    Southwest Airlines Co.                              15,972
                                                           -------------
              AUTO COMPONENTS--0.7%
     8,198    Goodyear Tire & Rubber (The) Co. (b)                50,581
     1,617    Johnson Controls, Inc.                              20,229
                                                           -------------
                                                                  70,810
                                                           -------------

              AUTOMOBILES--0.3%
     2,884    Harley-Davidson, Inc.                               35,127
                                                           -------------
              BEVERAGES--1.2%
       570    Brown-Forman Corp., Class B                         25,884
       649    Coca-Cola (The) Co.                                 27,726
       621    Constellation Brands, Inc.,
                 Class A (b)                                       9,017
     1,205    Dr Pepper Snapple Group, Inc. (b)                   19,822
       870    Pepsi Bottling Group (The), Inc.                    16,782
       357    PepsiCo, Inc.                                       17,932
                                                           -------------
                                                                 117,163
                                                           -------------

              BIOTECHNOLOGY--2.5%
       508    Amgen, Inc. (b)                                     27,864
     1,028    Biogen Idec, Inc. (b)                               50,012
       885    Celgene Corp. (b)                                   46,861
       508    Cephalon, Inc. (b)                                  39,207
       590    Genzyme Corp. (b)                                   40,663
       958    Gilead Sciences, Inc. (b)                           48,638
                                                           -------------
                                                                 253,245
                                                           -------------

              CAPITAL MARKETS--1.0%
       419    Ameriprise Financial, Inc.                           8,443
     1,155    Federated Investors, Inc., Class B                  22,546
     2,033    Invesco Ltd.                                        23,969
     4,876    Janus Capital Group, Inc.                           25,599
       187    Northern Trust Corp.                                10,756
       276    T. Rowe Price Group, Inc.                            7,612
                                                           -------------
                                                                  98,925
                                                           -------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              CHEMICALS--3.0%
       195    Air Products and Chemicals, Inc.             $       9,809
       996    CF Industries Holding, Inc.                         46,812
     3,243    Dow Chemical (The) Co.                              37,586
     1,548    E.I. du Pont de Nemours & Co.                       35,542
     1,544    Eastman Chemical Co.                                40,067
       557    Ecolab, Inc.                                        18,916
       329    International Flavors & Fragrances, Inc.             9,416
       139    Monsanto Co.                                        10,572
       461    PPG Industries, Inc.                                17,324
       329    Praxair, Inc.                                       20,484
       792    Rohm and Haas Co.                                   43,710
       464    Sigma-Aldrich Corp.                                 16,741
                                                           -------------
                                                                 306,979
                                                           -------------

              COMMERCIAL BANKS--0.8%
       356    BB&T Corp.                                           7,045
       493    Comerica, Inc.                                       8,213
     3,705    First Horizon National Corp.                        35,272
     1,278    Huntington Bancshares, Inc.                          3,681
     2,459    Regions Financial Corp.                              8,508
       331    SunTrust Banks, Inc.                                 4,058
       798    Zions Bancorporation                                11,906
                                                           -------------
                                                                  78,683
                                                           -------------

              COMMERCIAL SERVICES &
                 SUPPLIES--1.6%
       897    Avery Dennison Corp.                                21,734
     1,264    Cintas Corp.                                        28,756
       768    Pitney Bowes, Inc.                                  17,096
     2,884    R.R. Donnelley & Sons Co.                           28,148
       790    Republic Services, Inc.                             20,429
       752    Stericycle, Inc. (b)                                36,788
       296    Waste Management, Inc.                               9,232
                                                           -------------
                                                                 162,183
                                                           -------------

              COMMUNICATIONS EQUIPMENT--2.1%
     4,383    Ciena Corp. (b)                                     27,350
     5,136    Corning, Inc.                                       51,924
       771    Harris Corp.                                        33,377
     5,363    JDS Uniphase Corp. (b)                              19,468
     1,118    Juniper Networks, Inc. (b)                          15,831
     1,093    QUALCOMM, Inc.                                      37,763
     7,128    Tellabs, Inc. (b)                                   29,439
                                                           -------------
                                                                 215,152
                                                           -------------

              COMPUTERS & PERIPHERALS--1.6%
     1,870    EMC Corp. (b)                                       20,645
     1,079    Hewlett-Packard Co.                                 37,495
       233    International Business Machines Corp.               21,354
     1,092    Lexmark International, Inc., Class A (b)            25,859
       701    NetApp, Inc. (b)                                    10,396
     2,913    QLogic Corp. (b)                                    32,975
     1,320    Teradata Corp. (b)                                  17,332
                                                           -------------
                                                                 166,056
                                                           -------------
              CONSTRUCTION & ENGINEERING--0.5%
       654    Fluor Corp.                                         25,441

Page 56                 See Notes to Financial Statements

First Trust Large Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              CONSTRUCTION & ENGINEERING
                 (Continued)
       611    Jacobs Engineering Group, Inc. (b)           $      23,627
                                                           -------------
                                                                  49,068
                                                           -------------
              CONSUMER FINANCE--0.4%
       528    American Express Co.                                 8,833
       921    Capital One Financial Corp.                         14,589
     3,082    Discover Financial Services                         22,036
                                                           -------------
                                                                  45,458
                                                           -------------

              CONTAINERS & PACKAGING--1.5%
     1,176    Ball Corp.                                          45,088
       827    Bemis Co., Inc.                                     18,665
     1,075    Owens-Illinois, Inc. (b)                            20,425
     1,967    Pactiv Corp. (b)                                    42,527
     1,966    Sealed Air Corp.                                    26,639
                                                           -------------
                                                                 153,344
                                                           -------------

              DISTRIBUTORS--0.1%
       259    Genuine Parts Co.                                    8,293
                                                           -------------

              DIVERSIFIED CONSUMER
                 SERVICES--0.5%
       639    Apollo Group, Inc., Class A (b)                     52,053
                                                           -------------
              DIVERSIFIED FINANCIAL
                 SERVICES--1.1%
     1,391    Bank of America Corp.                                9,153
     8,625    CIT Group, Inc.                                     24,064
       237    IntercontinentalExchange, Inc. (b)                  13,492
     1,978    Leucadia National Corp. (b)                         31,489
       487    Moody's Corp.                                       10,432
     1,188    NASDAQ OMX Group (The),
                 Inc. (b)                                         25,922
                                                           -------------
                                                                 114,552
                                                           -------------

              DIVERSIFIED TELECOMMUNICATION
                 SERVICES--1.4%
     1,030    AT&T, Inc.                                          25,359
     1,791    CenturyTel, Inc.                                    48,607
       545    Embarq Corp.                                        19,467
     2,690    Qwest Communications International, Inc.             8,662
       577    Verizon Communications, Inc.                        17,235
     3,192    Windstream Corp.                                    27,707
                                                           -------------
                                                                 147,037
                                                           -------------

              ELECTRIC UTILITIES--2.2%
       289    Allegheny Energy, Inc.                               9,606
       883    American Electric Power Co., Inc.                   27,682
     1,956    Duke Energy Corp.                                   29,633
       914    Edison International                                29,769
       118    Entergy Corp.                                        9,010
       403    FirstEnergy Corp.                                   20,146
       195    FPL Group, Inc.                                     10,052
     1,653    Pepco Holdings, Inc.                                29,440
       914    Pinnacle West Capital Corp.                         30,593
       319    PPL Corp.                                            9,781


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              ELECTRIC UTILITIES (Continued)
       492    Progress Energy, Inc.                        $      19,050
                                                           -------------
                                                                 224,762
                                                           -------------

              ELECTRICAL EQUIPMENT--0.8%
     1,340    Cooper Industries Ltd., Class A                     36,060
       802    Emerson Electric Co.                                26,225
       608    Rockwell Automation, Inc.                           15,832
                                                           -------------
                                                                  78,117
                                                           -------------

              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS--1.3%
       958    FLIR Systems, Inc. (b)                              23,921
     5,801    Jabil Circuit, Inc.                                 33,762
     2,703    Molex, Inc.                                         36,139
     3,019    Tyco Electronics Ltd.                               42,749
                                                           -------------
                                                                 136,571
                                                           -------------

              ENERGY EQUIPMENT &
                 SERVICES--2.3%
     2,153    Halliburton Co.                                     37,139
     2,003    National Oilwell Varco, Inc. (b)                    52,959
     2,215    Noble Corp.                                         60,138
     3,079    Rowan Cos., Inc.                                    38,980
     4,524    Weatherford International Ltd. (b)                  49,900
                                                           -------------
                                                                 239,116
                                                           -------------

              FOOD & STAPLES RETAILING--3.4%
       745    Costco Wholesale Corp.                              33,547
     1,703    CVS Caremark Corp.                                  45,777
     1,853    Kroger (The) Co.                                    41,693
     1,235    Safeway, Inc.                                       26,466
     3,353    SUPERVALU, Inc.                                     58,811
     1,280    Sysco Corp.                                         28,531
     1,190    Walgreen Co.                                        32,618
       873    Wal-Mart Stores, Inc.                               41,136
     4,148    Whole Foods Market, Inc.                            42,517
                                                           -------------
                                                                 351,096
                                                           -------------
              FOOD PRODUCTS--3.4%
     1,358    Archer-Daniels-Midland Co.                          37,182
       978    Campbell Soup Co.                                   29,702
     2,723    Dean Foods Co. (b)                                  52,662
       806    General Mills, Inc.                                 47,674
       781    H.J. Heinz Co.                                      28,507
     1,127    Hershey (The) Co.                                   42,015
       225    J.M. Smucker (The) Co.                              10,159
       669    Kellogg Co.                                         29,229
     1,229    McCormick & Co., Inc.                               39,377
     3,353    Tyson Foods, Inc., Class A                          29,674
                                                           -------------
                                                                 346,181
                                                           -------------

              GAS UTILITIES--0.4%
       291    Equitable Resources, Inc.                            9,961
       563    Nicor, Inc.                                         19,260
       299    Questar Corp.                                       10,160
                                                           -------------
                                                                  39,381
                                                           -------------

                        See Notes to Financial Statements               Page 57

First Trust Large Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              HEALTH CARE EQUIPMENT &
                 SUPPLIES--1.8%
       548    Baxter International, Inc.                   $      32,140
       429    Becton, Dickinson & Co.                             31,175
       465    C.R. Bard, Inc.                                     39,790
       270    Covidien Ltd.                                       10,352
       693    DENTSPLY International, Inc.                        18,649
       365    Hospira, Inc. (b)                                    9,089
       890    St. Jude Medical, Inc. (b)                          32,369
       279    Varian Medical Systems, Inc. (b)                    10,359
                                                           -------------
                                                                 183,923
                                                           -------------

              HEALTH CARE PROVIDERS &
                 SERVICES--4.5%
       687    Aetna, Inc.                                         21,297
       284    Cardinal Health, Inc.                               10,693
     1,743    CIGNA Corp.                                         30,258
     3,289    Coventry Health Care, Inc. (b)                      49,763
       790    DaVita, Inc. (b)                                    37,130
       534    Express Scripts, Inc. (b)                           28,708
     1,313    Humana, Inc. (b)                                    49,802
       608    Laboratory Corp. of America
                 Holdings (b)                                     35,994
       252    McKesson Corp.                                      11,138
     1,168    Medco Health Solutions, Inc. (b)                    52,477
       942    Quest Diagnostics, Inc.                             46,488
     1,472    UnitedHealth Group, Inc.                            41,702
       929    WellPoint, Inc. (b)                                 38,507
                                                           -------------
                                                                 453,957
                                                           -------------
              HEALTH CARE TECHNOLOGY--0.1%
       646    IMS Health, Inc.                                     9,380
                                                           -------------
              HOTELS, RESTAURANTS &
                 LEISURE--2.0%
     2,013    Carnival Corp.                                      36,616
       348    Darden Restaurants, Inc.                             9,125
       823    International Game Technology                        8,724
       504    Marriott International, Inc., Class A                8,220
       629    McDonald's Corp.                                    36,495
     1,640    Starwood Hotels & Resorts
                 Worldwide, Inc.                                  24,797
     7,472    Wyndham Worldwide Corp.                             45,802
     1,243    Yum! Brands, Inc.                                   35,575
                                                           -------------
                                                                 205,354
                                                           -------------
              HOUSEHOLD DURABLES--2.1%
       234    Black & Decker (The) Corp.                           6,765
       712    Fortune Brands, Inc.                                22,784
     2,341    Harman International Industries, Inc.               37,667
       718    KB HOME                                              7,661
     3,003    Newell Rubbermaid, Inc.                             24,264
     3,582    Pulte Homes, Inc.                                   36,357
       497    Snap-on, Inc.                                       14,999
       861    Stanley Works (The)                                 26,915
     1,184    Whirlpool Corp.                                     39,582
                                                           -------------
                                                                 216,994
                                                           -------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              HOUSEHOLD PRODUCTS--1.1%
       714    Colgate-Palmolive Co.                        $      46,438
       557    Kimberly-Clark Corp.                                28,669
       634    Procter & Gamble (The) Co.                          34,553
                                                           -------------
                                                                 109,660
                                                           -------------
              INDEPENDENT POWER PRODUCERS
                 & ENERGY TRADERS--1.1%
     4,752    AES (The) Corp. (b)                                 37,588
     1,170    Constellation Energy Group, Inc.                    30,771
    19,577    Dynegy, Inc., Class A (b)                           41,308
                                                           -------------
                                                                 109,667
                                                           -------------
              INDUSTRIAL CONGLOMERATES--0.9%
       340    3M Co.                                              18,289
       604    General Electric Co.                                 7,327
     2,823    Textron, Inc.                                       25,492
     1,812    Tyco International Ltd.                             38,087
                                                           -------------
                                                                  89,195
                                                           -------------

              INSURANCE--2.0%
       427    Aflac, Inc.                                          9,911
       857    Aon Corp.                                           31,752
       326    Assurant, Inc.                                       8,606
       768    Chubb (The) Corp.                                   32,702
       337    Cincinnati Financial Corp.                           7,390
     1,559    Lincoln National Corp.                              23,588
       347    Loews Corp.                                          8,467
       561    MetLife, Inc.                                       16,118
     1,322    Progressive (The) Corp. (b)                         16,062
       647    Prudential Financial, Inc.                          16,660
       219    Torchmark Corp.                                      6,570
       433    Travelers (The) Cos., Inc.                          16,731
       526    Unum Group                                           7,448
                                                           -------------
                                                                 202,005
                                                           -------------

              INTERNET & CATALOG RETAIL--0.6%
       381    Amazon.com, Inc. (b)                                22,410
     4,752    Expedia, Inc. (b)                                   42,436
                                                           -------------
                                                                  64,846
                                                           -------------
              IT SERVICES--2.4%
     1,065    Affiliated Computer Services,
                 Inc., Class A (b)                                48,841
       995    Automatic Data Processing, Inc.                     36,148
       542    Cognizant Technology Solutions
                 Corp., Class A (b)                               10,152
     1,393    Computer Sciences Corp. (b)                         51,318
     3,054    Convergys Corp. (b)                                 22,997
     1,805    Fidelity National Information
                 Services, Inc.                                   28,718
       807    Fiserv, Inc. (b)                                    25,622
        68    MasterCard, Inc., Class A                            9,233
       373    Paychex, Inc.                                        9,060
                                                           -------------
                                                                 242,089
                                                           -------------
              LEISURE EQUIPMENT &
                 PRODUCTS--0.6%
     7,439    Eastman Kodak Co.                                   33,698
       336    Hasbro, Inc.                                         8,108

Page 58                 See Notes to Financial Statements

First Trust Large Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              LEISURE EQUIPMENT & PRODUCTS (Continued)
     1,224    Mattel, Inc.                                 $      17,369
                                                           -------------
                                                                  59,175
                                                           -------------
              LIFE SCIENCES TOOLS &
                 SERVICES--0.8%
       840    Life Technologies Corp. (b)                         21,386
       190    Millipore Corp. (b)                                 10,480
     2,111    PerkinElmer, Inc.                                   26,641
       574    Thermo Fisher Scientific, Inc. (b)                  20,624
                                                           -------------
                                                                  79,131
                                                           -------------
              MACHINERY--3.9%
       439    Caterpillar, Inc.                                   13,543
     1,831    Cummins, Inc.                                       43,907
       519    Danaher Corp.                                       29,028
       256    Deere & Co.                                          8,893
       595    Dover Corp.                                         16,827
       788    Eaton Corp.                                         34,688
       760    Flowserve Corp.                                     40,516
       559    Illinois Tool Works, Inc.                           18,257
     2,821    Ingersoll-Rand Co. Ltd., Class A                    45,728
       851    ITT Corp.                                           38,533
     5,651    Manitowoc (The) Co., Inc.                           31,081
       342    PACCAR, Inc.                                         9,025
       689    Pall Corp.                                          17,962
     1,150    Parker Hannifin Corp.                               43,942
                                                           -------------
                                                                 391,930
                                                           -------------

              MEDIA--2.7%
     2,319    Comcast Corp., Class A                              33,973
     2,136    DIRECTV Group (The), Inc. (b)                       46,779
     7,416    Interpublic Group of Cos  (The),
                 Inc. (b)                                         24,695
     2,287    Meredith Corp.                                      36,523
     5,385    News Corp., Class A                                 34,410
       364    Omnicom Group, Inc.                                  9,424
     4,865    Time Warner, Inc.                                   45,391
       513    Viacom, Inc., Class B (b)                            7,567
     1,294    Walt Disney (The) Co.                               26,760
        25    Washington Post (The) Co., Class B                   9,764
                                                           -------------
                                                                 275,286
                                                           -------------

              METALS & MINING--2.4%
     5,252    AK Steel Holding Corp.                              42,384
     4,347    Alcoa, Inc.                                         33,863
     1,917    Allegheny Technologies, Inc.                        42,347
       962    Newmont Mining Corp.                                38,268
     1,059    Nucor Corp.                                         43,197
     1,316    United States Steel Corp.                           39,519
                                                           -------------
                                                                 239,578
                                                           -------------

              MULTILINE RETAIL--2.5%
     2,703    Big Lots, Inc. (b)                                  36,355
     1,877    Family Dollar Stores, Inc.                          52,124
     2,485    J. C. Penney Co., Inc.                              41,624
       811    Kohl's Corp. (b)                                    29,772
     4,728    Macy's, Inc.                                        42,316



    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              MULTILINE RETAIL (Continued)
     2,942    Nordstrom, Inc.                              $      37,334
       567    Target Corp.                                        17,690
                                                           -------------
                                                                 257,215
                                                           -------------

              MULTI-UTILITIES--3.2%
       883    Ameren Corp.                                        29,360
       776    CenterPoint Energy, Inc.                            10,383
     2,904    CMS Energy Corp.                                    34,122
       503    Consolidated Edison, Inc.                           20,497
       273    Dominion Resources, Inc.                             9,604
     1,097    DTE Energy Co.                                      37,847
       227    Integrys Energy Group, Inc.                          9,477
     3,569    NiSource, Inc.                                      34,548
       506    PG&E Corp.                                          19,567
       550    SCANA Corp.                                         18,860
       689    Sempra Energy                                       30,206
     3,171    TECO Energy, Inc.                                   38,083
       233    Wisconsin Energy Corp.                              10,387
     1,055    Xcel Energy, Inc.                                   19,475
                                                           -------------
                                                                 322,416
                                                           -------------

              OFFICE ELECTRONICS--0.2%
     3,684    Xerox Corp.                                         24,462
                                                           -------------

              OIL, GAS & CONSUMABLE
                 FUELS--7.9%
       254    Anadarko Petroleum Corp.                             9,332
       131    Apache Corp.                                         9,825
       662    Chevron Corp.                                       46,684
       945    ConocoPhillips                                      44,916
       298    Devon Energy Corp.                                  18,357
     5,000    El Paso Corp.                                       40,900
       147    EOG Resources, Inc.                                  9,962
       613    Exxon Mobil Corp.                                   46,882
       182    Hess Corp.                                          10,121
     1,788    Marathon Oil Corp.                                  48,687
     1,420    Massey Energy Co.                                   21,556
       442    Murphy Oil Corp.                                    19,528
       994    Noble Energy                                        48,636
       816    Occidental Petroleum Corp.                          44,513
     1,721    Peabody Energy Corp.                                43,025
     3,024    Pioneer Natural Resources Co.                       44,271
       285    Range Resources Corp.                               10,214
     1,352    Southwestern Energy Co. (b)                         42,791
     1,865    Spectra Energy Corp.                                27,061
     1,127    Sunoco, Inc.                                        52,203
     2,973    Tesoro Corp.                                        51,225
     2,262    Valero Energy Corp.                                 54,560
     3,380    Williams (The) Cos., Inc.                           47,827
       277    XTO Energy, Inc.                                    10,274
                                                           -------------
                                                                 803,350
                                                           -------------

              PAPER & FOREST PRODUCTS--0.9%
     4,148    International Paper Co.                             37,830
     4,374    MeadWestvaco Corp.                                  50,913
                                                           -------------
                                                                  88,743
                                                           -------------
              PERSONAL PRODUCTS--0.2%
       407    Avon Products, Inc.                                  8,323

                        See Notes to Financial Statements               Page 59

First Trust Large Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              PERSONAL PRODUCTS (Continued)
       633    Estee Lauder (The) Cos., Inc.,
                 Class A                                   $      16,616
                                                           -------------
                                                                  24,939
                                                           -------------
              PHARMACEUTICALS--2.9%
       917    Abbott Laboratories                                 50,838
       485    Allergan, Inc.                                      18,488
       769    Forest Laboratories, Inc. (b)                       19,256
       491    Johnson & Johnson                                   28,326
     3,687    King Pharmaceuticals, Inc. (b)                      32,224
     4,948    Mylan, Inc. (b)                                     56,061
     1,105    Pfizer, Inc.                                        16,111
     1,473    Watson Pharmaceuticals, Inc. (b)                    40,183
       783    Wyeth                                               33,646
                                                           -------------
                                                                 295,133
                                                           -------------
              PROFESSIONAL SERVICES--0.9%
       380    Dun & Bradstreet (The) Corp.                        28,880
       738    Equifax, Inc.                                       18,243
     1,619    Monster Worldwide, Inc. (b)                         14,911
     1,881    Robert Half International, Inc.                     31,883
                                                           -------------
                                                                  93,917
                                                           -------------

              REAL ESTATE INVESTMENT TRUSTS--1.2%
     8,024    Developers Diversified Realty Corp.                 38,515
     3,879    Host Hotels & Resorts, Inc.                         20,869
     2,114    ProLogis                                            21,161
       615    Public Storage                                      38,050
                                                           -------------

                                                                 118,595
                                                           -------------

              ROAD & RAIL--1.3%
       517    Burlington Northern Santa Fe Corp.                  34,251
       904    CSX Corp.                                           26,180
       416    Norfolk Southern Corp.                              15,958
     1,010    Ryder System, Inc.                                  34,118
       409    Union Pacific Corp.                                 17,910
                                                           -------------
                                                                 128,417
                                                           -------------

              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--2.4%
     1,172    Altera Corp.                                        18,025
     1,544    Analog Devices, Inc.                                30,849
       966    Applied Materials, Inc.                              9,051
     1,154    Broadcom Corp., Class A (b)                         18,291
     2,003    Intel Corp.                                         25,839
       898    KLA-Tencor Corp.                                    17,996
     2,976    LSI Corp. (b)                                        9,464
       502    Microchip Technology, Inc.                           9,523
    11,124    Micron Technology, Inc. (b)                         41,382
       793    Novellus Systems, Inc. (b)                          10,935
     3,639    NVIDIA Corp. (b)                                    28,930
     2,319    Teradyne, Inc. (b)                                  11,154
       549    Xilinx, Inc.                                         9,251
                                                           -------------
                                                                 240,690
                                                           -------------

              SOFTWARE--2.0%
     1,091    BMC Software, Inc. (b)                              27,635
     1,056    CA, Inc.                                            18,997
     1,246    Citrix Systems, Inc. (b)                            26,216


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              SOFTWARE (Continued)
     1,450    Compuware Corp. (b)                          $       9,425
       823    Intuit, Inc. (b)                                    18,641
     1,416    McAfee, Inc. (b)                                    43,175
       504    Microsoft Corp.                                      8,618
     1,656    Oracle Corp. (b)                                    27,870
     1,448    Symantec Corp. (b)                                  22,198
                                                           -------------
                                                                 202,775
                                                           -------------

              SPECIALTY RETAIL--4.7%
       351    AutoZone, Inc. (b)                                  46,645
     1,540    Bed Bath & Beyond, Inc. (b)                         35,774
     1,044    Best Buy Co., Inc.                                  29,253
       452    GameStop Corp., Class A (b)                         11,201
     2,924    Gap (The), Inc.                                     32,983
     2,126    Home Depot (The), Inc.                              45,773
     3,900    Limited Brands, Inc.                                30,888
     2,275    Lowe's Cos., Inc.                                   41,564
    16,424    Office Depot, Inc. (b)                              35,476
     3,279    RadioShack Corp.                                    37,577
       819    Sherwin-Williams (The) Co.                          39,107
     2,185    Staples, Inc.                                       34,829
     1,657    Tiffany & Co.                                       34,383
       952    TJX (The) Cos., Inc.                                18,488
                                                           -------------
                                                                 473,941
                                                           -------------

              TEXTILES, APPAREL & LUXURY
                 GOODS--1.2%
       942    Coach, Inc. (b)                                     13,753
     1,670    Jones Apparel Group, Inc.                            5,778
       768    NIKE, Inc., Class B                                 34,752
       862    Polo Ralph Lauren Corp.                             35,368
       536    VF Corp.                                            30,027
                                                           -------------
                                                                 119,678
                                                           -------------

              THRIFTS & MORTGAGE FINANCE--0.3%
     3,067    Hudson City Bancorp, Inc.                           35,577
                                                           -------------

              TOBACCO--0.4%
     1,300    Altria Group, Inc.                                  21,502
       485    Reynolds American, Inc.                             18,517
                                                           -------------
                                                                  40,019
                                                           -------------

              TRADING COMPANIES &
                 DISTRIBUTORS--0.6%
       562    Fastenal Co.                                        19,209
       621    W.W. Grainger, Inc.                                 45,302
                                                           -------------
                                                                  64,511
                                                           -------------

              WIRELESS TELECOMMUNICATION
                 SERVICES--0.1%
       334    American Tower Corp., Class A (b)                   10,134
                                                           -------------


              TOTAL COMMON STOCKS--100.1%
              (Cost $13,436,941)                              10,179,606


              MONEY MARKET FUND--0.3%
    33,659    Morgan Stanley Institutional Treasury
                 Money Market Fund--0.18% (c)
              (Cost $33,659)                                      33,659
                                                           -------------

Page 60                 See Notes to Financial Statements

First Trust Large Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

              DESCRIPTION                                          VALUE
              ----------------------------------------------------------

              TOTAL INVESTMENTS--100.4%
              (Cost $13,470,600) (d)                        $ 10,213,265
              NET OTHER ASSETS AND
                 LIABILITIES--(0.4%)                             (38,696)
                                                           -------------
              NET ASSETS--100.0%                            $ 10,174,569
                                                           =============




(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)   Non-income producing security.
(c)   Represents annualized 7-day yield at January 31, 2009.
(d) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $107,305 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,364,640.

--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                   $  10,213,265
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                      ----------------
Total                                                   $  10,213,265
                                                      ================

                        See Notes to Financial Statements               Page 61

First Trust Mid Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--100.1%
              AEROSPACE & DEFENSE--1.3%
       453    Alliant Techsystems, Inc. (b)                $      36,607
     5,050    BE Aerospace, Inc. (b)                              48,833
                                                           -------------
                                                                  85,440
                                                           -------------

              AIRLINES--0.5%
     1,328    Alaska Air Group, Inc. (b)                          35,006
                                                           -------------
              AUTO COMPONENTS--0.6%
     8,176    ArvinMeritor, Inc.                                  14,308
       714    BorgWarner, Inc.                                    12,052
     1,759    Gentex Corp.                                        14,758
                                                           -------------
                                                                  41,118
                                                           -------------
              BEVERAGES--0.8%
     1,158    Hansen Natural Corp. (b)                            38,793
       763    PepsiAmericas, Inc.                                 12,307
                                                           -------------
                                                                  51,100
                                                           -------------
              BIOTECHNOLOGY--0.4%
       124    United Therapeutics Corp. (b)                        8,426
       511    Vertex Pharmaceuticals, Inc. (b)                    16,888
                                                           -------------
                                                                  25,314
                                                           -------------
              CAPITAL MARKETS--0.6%
     2,503    Apollo Investment Corp.                             16,394
       453    Raymond James Financial, Inc.                        8,385
     1,005    Waddell & Reed Financial, Inc.,
                 Class A                                          14,191
                                                           -------------
                                                                  38,970
                                                           -------------

              CHEMICALS--5.5%
       797    Airgas, Inc.                                        28,142
     1,045    Albemarle Corp.                                     23,251
     3,695    Ashland, Inc.                                       29,634
     2,031    Cabot Corp.                                         27,134
     1,830    Cytec Industries, Inc.                              37,405
       521    FMC Corp.                                           23,247
       640    Lubrizol (The) Corp.                                21,837
       570    Minerals Technologies, Inc.                         21,552
     2,148    Olin Corp.                                          30,179
     1,307    Scotts Miracle-Gro (The) Co., Class A               42,112
       651    Sensient Technologies Corp.                         13,997
     2,330    Terra Industries, Inc.                              47,719
       859    Valspar (The) Corp.                                 14,904
                                                           -------------
                                                                 361,113
                                                           -------------

              COMMERCIAL BANKS--1.7%
       371    Associated Banc-Corp                                 5,806
       344    Bank of Hawaii Corp.                                12,339
     1,308    Cathay General Bancorp                              16,612
       530    Commerce Bancshares, Inc.                           18,524
       307    Cullen/Frost Bankers, Inc.                          13,437
     1,137    TCF Financial Corp.                                 14,087
     1,151    Valley National Bancorp                             14,986
       564    Webster Financial Corp.                              2,358
       304    Westamerica Bancorporation                          12,990
                                                           -------------
                                                                 111,139
                                                           -------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMERCIAL SERVICES &
                 SUPPLIES--2.8%
     1,445    Brink's (The) Co.                            $      38,190
       612    Clean Harbors, Inc. (b)                             32,748
       286    Copart, Inc. (b)                                     6,890
       475    Corrections Corp. of America (b)                     6,546
     1,038    Deluxe Corp.                                        11,968
     1,471    HNI Corp.                                           19,432
       325    Mine Safety Appliances Co.                           6,377
     2,148    Rollins, Inc.                                       33,509
       984    Waste Connections, Inc. (b)                         28,556
                                                           -------------
                                                                 184,216
                                                           -------------

              COMMUNICATIONS EQUIPMENT--1.8%
    10,220    3Com Corp. (b)                                      23,813
     1,420    ADC Telecommunications, Inc. (b)                     7,199
     1,044    ADTRAN, Inc.                                        15,817
     1,301    Avocent Corp. (b)                                   18,669
       500    CommScope, Inc. (b)                                  7,210
     1,359    F5 Networks, Inc. (b)                               30,128
     1,150    Polycom, Inc. (b)                                   16,158
                                                           -------------
                                                                 118,994
                                                           -------------

              COMPUTERS & PERIPHERALS--0.4%
     1,099    NCR Corp. (b)                                       13,792
       678    Western Digital Corp. (b)                            9,953
                                                           -------------
                                                                  23,745
                                                           -------------

              CONSTRUCTION & ENGINEERING--1.7%
     3,780    Dycom Industries, Inc. (b)                          25,742
       884    Granite Construction, Inc.                          31,134
     1,022    KBR, Inc.                                           14,472
     1,177    Quanta Services, Inc. (b)                           25,164
       379    Shaw Group (The), Inc. (b)                          10,536
       191    URS Corp. (b)                                        6,504
                                                           -------------
                                                                 113,552
                                                           -------------

              CONSTRUCTION MATERIALS--0.2%
       160    Martin Marietta Materials, Inc.                     12,883
                                                           -------------
              CONSUMER FINANCE--0.1%
     2,033    AmeriCredit Corp. (b)                                9,575
                                                           -------------

              CONTAINERS & PACKAGING--2.1%
       882    AptarGroup, Inc.                                    27,183
       929    Greif, Inc., Class A                                28,112
     1,731    Packaging Corp. of America                          24,580
       671    Sonoco Products Co.                                 15,386
     8,091    Temple-Inland, Inc.                                 45,876
                                                           -------------
                                                                 141,137
                                                           -------------

              DISTRIBUTORS--0.2%
     1,332    LKQ Corp. (b)                                       15,385
                                                           -------------

              DIVERSIFIED CONSUMER
                 SERVICES--4.8%
     1,772    Brink's Home Security Holdings,
                 Inc. (b)                                         40,526
     1,732    Career Education Corp. (b)                          37,758
     2,372    Corinthian Colleges, Inc. (b)                       44,308
       676    DeVry, Inc.                                         36,220
       409    ITT Educational Services, Inc. (b)                  50,106

Page 62                 See Notes to Financial Statements

First Trust Mid Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              DIVERSIFIED CONSUMER SERVICES (Continued)
       424    Matthews International Corp.,
                 Class A                                   $      16,511
     2,138    Regis Corp.                                         24,053
     6,251    Service Corp. International                         28,442
       181    Strayer Education, Inc.                             39,174
                                                           -------------
                                                                 317,098
                                                           -------------

              DIVERSIFIED TELECOMMUNICATION
                 SERVICES--0.1%
     4,024    Cincinnati Bell, Inc. (b)                            5,593
                                                           -------------
              ELECTRIC UTILITIES--1.5%
       340    DPL, Inc.                                            7,327
     1,205    Great Plains Energy, Inc.                           22,979
       351    Hawaiian Electric Industries, Inc.                   7,610
       527    IDACORP, Inc.                                       15,341
       323    Northeast Utilities                                  7,687
     2,356    NV Energy, Inc.                                     25,280
       757    Westar Energy, Inc.                                 15,201
                                                           -------------
                                                                 101,425
                                                           -------------
              ELECTRICAL EQUIPMENT--1.0%
       514    AMETEK, Inc.                                        16,427
       713    Hubbell, Inc., Class B                              22,103
       179    Roper Industries, Inc.                               7,364
       323    Thomas & Betts Corp. (b)                             6,909
       675    Woodward Governor Co.                               13,885
                                                           -------------
                                                                  66,688
                                                           -------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS--2.2%
     1,649    Arrow Electronics, Inc. (b)                         31,446
     1,706    Avnet, Inc. (b)                                     33,812
     1,740    Ingram Micro, Inc., Class A (b)                     21,350
       115    Mettler-Toledo International,
                 Inc. (b)                                          7,657
       638    National Instruments Corp.                          13,698
     1,306    Tech Data Corp. (b)                                 23,652
       719    Trimble Navigation Ltd. (b)                         10,656
                                                           -------------
                                                                 142,271
                                                           -------------
              ENERGY EQUIPMENT &
                 SERVICES--1.7%
     1,459    Exterran Holdings, Inc. (b)                         32,331
     2,430    Pride International, Inc. (b)                       39,172
       964    Tidewater, Inc.                                     40,112
                                                           -------------
                                                                 111,615
                                                           -------------
              FOOD & STAPLES RETAILING--0.7%
     1,134    BJ's Wholesale Club, Inc. (b)                       32,523
       562    Ruddick Corp.                                       13,516
                                                           -------------
                                                                  46,039
                                                           -------------
              FOOD PRODUCTS--2.3%
       808    Corn Products International, Inc.                   18,705
     1,594    Flowers Foods, Inc.                                 34,255
     1,000    Hormel Foods Corp.                                  29,830


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              FOOD PRODUCTS (Continued)
       665    Ralcorp Holdings, Inc. (b)                   $      39,382
     1,213    Tootsie Roll Industries, Inc.                       28,954
                                                           -------------
                                                                 151,126
                                                           -------------
              GAS UTILITIES--2.2%
       248    AGL Resources, Inc.                                  7,646
     1,059    Energen Corp.                                       30,933
       496    National Fuel Gas Co.                               14,860
       533    ONEOK, Inc.                                         15,574
     1,590    UGI Corp.                                           40,339
     1,188    WGL Holdings, Inc.                                  38,135
                                                           -------------
                                                                 147,487
                                                           -------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES--4.2%
     4,700    Advanced Medical Optics, Inc. (b)                  103,259
       177    Beckman Coulter, Inc.                                8,800
       565    Edwards Lifesciences Corp. (b)                      32,482
       363    Gen-Probe, Inc. (b)                                 16,342
       944    Hill-Rom Holdings, Inc.                             13,292
       594    Hologic, Inc. (b)                                    7,003
       215    IDEXX Laboratories, Inc. (b)                         7,052
       521    Masimo Corp. (b)                                    14,468
       622    ResMed, Inc. (b)                                    24,818
       650    STERIS Corp.                                        17,290
     1,195    Thoratec Corp. (b)                                  34,619
                                                           -------------
                                                                 279,425
                                                           -------------
              HEALTH CARE PROVIDERS &
                 SERVICES--5.1%
     1,598    Community Health Systems,
                 Inc. (b)                                         29,787
    13,017    Health Management Associates,
                 Inc., Class A (b)                                20,697
     2,853    Health Net, Inc. (b)                                41,739
       423    Henry Schein, Inc. (b)                              15,833
     2,386    Kindred Healthcare, Inc. (b)                        32,378
     1,360    LifePoint Hospitals, Inc. (b)                       30,654
       865    Lincare Holdings, Inc. (b)                          20,803
     1,399    Omnicare, Inc.                                      39,116
     1,116    Psychiatric Solutions, Inc. (b)                     29,016
       620    Universal Health Services, Inc.,
                 Class B                                          23,467
       391    VCA Antech, Inc. (b)                                 7,359
     3,020    WellCare Health Plans, Inc. (b)                     44,636
                                                           -------------
                                                                 335,485
                                                           -------------
              HEALTH CARE TECHNOLOGY--0.1%
       202    Cerner Corp. (b)                                     6,811
                                                           -------------
              HOTELS, RESTAURANTS &
                 LEISURE--2.3%
     1,521    Bob Evans Farms, Inc.                               26,709
     6,568    Boyd Gaming Corp.                                   31,592
     2,307    Cheesecake Factory (The), Inc. (b)                  20,025
       376    Chipotle Mexican Grill, Inc.,
                 Class A (b)                                      17,958
       541    International Speedway Corp.,
                 Class A                                          12,594
     2,399    Life Time Fitness, Inc. (b)                         35,529

                        See Notes to Financial Statements               Page 63

First Trust Mid Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              HOTELS, RESTAURANTS & LEISURE
                 (Continued)
       443    Scientific Games Corp.,
                 Class A (b)                               $       5,569
                                                           -------------
                                                                 149,976
                                                           -------------
              HOUSEHOLD DURABLES--1.6%
     5,130    American Greetings Corp., Class A                   22,263
       513    M.D.C. Holdings, Inc.                               15,718
        51    NVR, Inc. (b)                                       21,731
       440    Ryland (The) Group, Inc.                             6,864
     1,087    Toll Brothers, lnc. (b)                             18,501
     1,026    Tupperware Brands Corp.                             21,095
                                                           -------------
                                                                 106,172
                                                           -------------
              HOUSEHOLD PRODUCTS--0.7%
       554    Church & Dwight Co., Inc.                           29,489
       287    Energizer Holdings, Inc. (b)                        13,670
                                                           -------------
                                                                  43,159
                                                           -------------
              INDUSTRIAL CONGLOMERATES--0.4%
     1,501    Carlisle Cos., Inc.                                 28,024
                                                           -------------
              INSURANCE--2.8%
       679    American Financial Group, Inc.                      11,529
     1,115    Brown & Brown, Inc.                                 21,330
       904    Hanover Insurance Group, Inc.                       36,540
     1,161    HCC Insurance Holdings, Inc.                        27,179
       507    Mercury General Corp.                               19,641
       726    Reinsurance Group of America, Inc.                  25,867
       558    StanCorp Financial Group, Inc.                      14,408
     1,002    W.R. Berkley Corp.                                  26,533
                                                           -------------
                                                                 183,027
                                                           -------------
              INTERNET & CATALOG RETAIL--1.0%
     1,299    NetFlix, Inc. (b)                                   46,946
       316    Priceline.com, Inc. (b)                             21,200
                                                           -------------
                                                                  68,146
                                                           -------------
              INTERNET SOFTWARE &
                 SERVICES--0.1%
       313    Digital River, Inc. (b)                              7,753
                                                           -------------
              IT SERVICES--3.3%
     2,873    Acxiom Corp.                                        27,322
       167    Alliance Data Systems Corp. (b)                      6,946
       619    Broadridge Financial Solutions, Inc.                 8,350
     1,742    Gartner, Inc. (b)                                   24,667
       474    Global Payments, Inc.                               16,453
       264    Lender Processing Services, Inc.                     6,843
       717    ManTech International Corp.,
                 Class A (b)                                      38,452
       964    Metavante Technologies, Inc. (b)                    13,988
     1,218    NeuStar, Inc., Class A (b)                          16,589
     1,994    SAIC, Inc. (b)                                      39,361
     1,351    SRA International, Inc., Class A (b)                22,062
                                                           -------------
                                                                 221,033
                                                           -------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              LEISURE EQUIPMENT & PRODUCTS--0.3%
     2,508    Callaway Golf Co.                            $      19,086
                                                           -------------
              LIFE SCIENCES TOOLS & SERVICES--2.0%
    10,391    Affymetrix, Inc. (b)                                33,044
       413    Bio-Rad Laboratories, Inc.,
                 Class A (b)                                      26,242
     1,186    Charles River Laboratories
                 International, Inc. (b)                          28,950
       169    Covance, Inc. (b)                                    6,523
       268    Pharmaceutical Product Development,
                 Inc.                                              6,403
       361    Techne Corp.                                        21,649
       232    Varian, Inc. (b)                                     6,459
                                                           -------------
                                                                 129,270
                                                           -------------

              MACHINERY--4.8%
     1,646    AGCO Corp. (b)                                      35,028
     1,802    Crane Co.                                           31,392
       692    Donaldson Co., Inc.                                 21,535
     1,892    Federal Signal Corp.                                12,771
     1,122    Harsco Corp.                                        26,614
       322    IDEX Corp.                                           7,280
     1,050    Kennametal, Inc.                                    16,842
       305    Lincoln Electric Holdings, Inc.                     12,557
       481    Nordson Corp.                                       14,531
     3,495    Oshkosh Truck Corp.                                 25,234
       984    Pentair, Inc.                                       22,504
       575    SPX Corp.                                           24,213
       448    Terex Corp. (b)                                      5,304
     1,978    Timken (The) Co.                                    29,452
       493    Trinity Industries, Inc.                             5,674
       782    Wabtec Corp.                                        23,405
                                                           -------------
                                                                 314,336
                                                           -------------
              MARINE--0.4%
     1,240    Alexander & Baldwin, Inc.                           27,330
                                                           -------------
              MEDIA--2.1%
       615    DreamWorks Animation SKG,
                 Inc., Class A (b)                                13,499
     6,224    Harte-Hanks, Inc.                                   39,211
       655    John Wiley & Sons, Inc., Class A                    23,207
     1,263    Marvel Entertainment, Inc. (b)                      34,745
     2,288    Scholastic Corp.                                    24,939
                                                           -------------
                                                                 135,601
                                                           -------------
              METALS & MINING--1.6%
     1,891    Carpenter Technology Corp.                          31,202
     2,617    Commercial Metals Co.                               30,096
       695    Steel Dynamics, Inc.                                 7,381
     3,524    Worthington Industries, Inc.                        35,450
                                                           -------------
                                                                 104,129
                                                           -------------
              MULTILINE RETAIL--1.3%
     3,553    99 Cents Only Stores (b)                            29,774
       929    Dollar Tree, Inc. (b)                               39,678
     5,320    Saks, Inc. (b)                                      13,406
                                                           -------------
                                                                  82,858
                                                           -------------

Page 64                 See Notes to Financial Statements

First Trust Mid Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              MULTI-UTILITIES--1.5%
       799    Alliant Energy Corp.                         $      23,035
       576    Black Hills Corp.                                   15,264
     1,080    MDU Resources Group, Inc.                           21,481
       213    NSTAR                                                7,204
       603    OGE Energy Corp.                                    14,882
       285    Puget Energy, Inc.                                   8,379
       311    Vectren Corp.                                        8,021
                                                           -------------
                                                                  98,266
                                                           -------------
              OFFICE ELECTRONICS--0.1%
       383    Zebra Technologies Corp.,
                 Class A (b)                                       6,446
                                                           -------------
              OIL, GAS & CONSUMABLE
                 FUELS--5.9%
     1,907    Arch Coal, Inc.                                     28,967
     1,838    Bill Barrett Corp. (b)                              40,638
     1,450    Cimarex Energy Co.                                  36,018
       658    Comstock Resources, Inc. (b)                        25,090
       304    Encore Acquisition Co. (b)                           8,263
     2,355    Forest Oil Corp. (b)                                35,325
     1,230    Frontier Oil Corp.                                  17,564
     3,807    Mariner Energy, Inc. (b)                            37,689
     1,966    Newfield Exploration Co. (b)                        37,728
       922    Overseas Shipholding Group, Inc.                    32,915
     4,971    Patriot Coal Corp. (b)                              25,501
     1,671    Plains Exploration & Production
                 Co. (b)                                          35,292
     2,383    Southern Union Co.                                  30,717
                                                           -------------
                                                                 391,707
                                                           -------------
              PERSONAL PRODUCTS--1.2%
     1,268    Alberto-Culver Co.                                  31,015
     2,482    NBTY, Inc. (b)                                      46,836
                                                           -------------
                                                                  77,851
                                                           -------------
              PHARMACEUTICALS--1.7%
     1,501    Endo Pharmaceuticals Holdings,
                 Inc. (b)                                         33,727
     1,118    Medicis Pharmaceutical Corp.,
                 Class A                                          15,574
     1,202    Perrigo Co.                                         35,279
     1,357    Valeant Pharmaceuticals
                 International (b)                                29,447
                                                           -------------
                                                                 114,027
                                                           -------------
              PROFESSIONAL SERVICES--1.5%
       174    FTI Consulting, Inc. (b)                             7,136
     1,791    Kelly Services, Inc., Class A                       16,226
       680    Korn/Ferry International (b)                         6,392
       457    Manpower, Inc.                                      13,006
     4,126    MPS Group, Inc. (b)                                 24,962
     1,958    Navigant Consulting, Inc. (b)                       28,059
                                                           -------------
                                                                  95,781
                                                           -------------
              REAL ESTATE INVESTMENT TRUSTS--0.9%
       332    AMB Property Corp.                                   5,352
       709    Duke Realty Corp.                                    6,530


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              REAL ESTATE INVESTMENT TRUSTS
                 (Continued)
     1,045    Hospitality Properties Trust                 $      14,024
       597    Potlatch Corp.                                      15,038
       248    Rayonier, Inc.                                       7,301
       900    SL Green Realty Corp.                               14,139
                                                           -------------
                                                                  62,384
                                                           -------------
              ROAD & RAIL--1.4%
       584    Con-way, Inc.                                       12,866
     1,183    J.B.Hunt Transport Services, Inc.                   26,345
     1,223    Kansas City Southern (b)                            22,210
     2,240    Werner Enterprises, Inc.                            33,600
                                                           -------------
                                                                  95,021
                                                           -------------
              SEMICONDUCTORS & SEMICONDUCTOr
                 EQUIPMENT--2.5%
     7,445    Atmel Corp. (b)                                     24,866
       489    Cree, Inc. (b)                                       9,746
     7,942    Fairchild Semiconductor
                 International, Inc. (b)                          36,136
     4,154    Integrated Device Technology,
                 Inc. (b)                                         23,844
     4,226    Intersil Corp., Class A                             39,344
     9,958    RF Micro Devices, Inc. (b)                          10,755
     1,378    Semtech Corp. (b)                                   16,192
       313    Silicon Laboratories, Inc. (b)                       7,208
                                                           -------------
                                                                 168,091
                                                           -------------
              SOFTWARE--2.7%
     1,465    ACI Worldwide, Inc. (b)                             24,889
       278    ANSYS, Inc. (b)                                      6,911
       527    FactSet Research Systems, Inc.                      20,975
       921    Fair Isaac Corp.                                    11,697
     1,200    Jack Henry & Associates, Inc.                       21,360
     1,842    Macrovision Solutions Corp. (b)                     24,149
       614    Parametric Technology Corp. (b)                      5,526
       941    Sybase, Inc. (b)                                    25,698
       839    Synopsys, Inc. (b)                                  15,522
     2,580    Wind River Systems, Inc. (b)                        20,563
                                                           -------------
                                                                 177,290
                                                           -------------
              SPECIALTY RETAIL--6.3%
       923    Advance Auto Parts, Inc.                            30,210
       482    Aeropostale, Inc. (b)                               10,175
     4,149    American Eagle Outfitters, Inc.                     37,382
     6,731    AnnTaylor Stores Corp. (b)                          33,117
     2,071    Barnes & Noble, Inc.                                34,006
       986    CarMax, Inc. (b)                                     8,154
     1,858    Chico's FAS, Inc. (b)                                7,358
     2,725    Coldwater Creek, Inc. (b)                            7,685
     1,325    Collective Brands, Inc. (b)                         14,138
     1,101    Dick's Sporting Goods, Inc. (b)                     12,122
     4,233    Foot Locker, Inc.                                   31,155
     1,263    O'Reilly Automotive, Inc. (b)                       36,715
    14,655    Pacific Sunwear of California,
                 Inc. (b)                                         18,319
     1,684    PetSmart, Inc.                                      31,609
     1,760    Rent-A-Center, Inc. (b)                             26,136
     1,306    Ross Stores, Inc.                                   38,423

                        See Notes to Financial Statements               Page 65

First Trust Mid Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              SPECIALTY RETAIL (Continued)
     4,941    Williams-Sonoma, Inc.                        $      39,132
                                                           -------------
                                                                 415,836
                                                           -------------
              TEXTILES, APPAREL & LUXURY GOODS--1.0%
       609    Hanesbrands, Inc. (b)                                5,475
     1,543    Phillips-Van Heusen Corp.                           29,348
       672    Timberland (The) Co., Class  A (b)                   7,385
       652    Under Armour, Inc., Class  A (b)                    12,062
       396    Warnaco Group (The), Inc. (b)                        8,965
                                                           -------------
                                                                  63,235
                                                           -------------
              TOBACCO--0.5%
     1,040    Universal Corp.                                     31,803
                                                           -------------
              TRADING COMPANIES &
                 DISTRIBUTORS--0.8%
       752    GATX Corp.                                          18,123
       422    MSC Industrial Direct Co., Inc.,
                 Class A                                          14,458
     3,407    United Rentals, Inc. (b)                            19,011
                                                           -------------
                                                                  51,592
                                                           -------------
              WATER UTILITIES--0.5%
     1,509    Aqua America, Inc.                                  31,297
                                                           -------------
              WIRELESS TELECOMMUNICATION
                 SERVICES--0.3%
       734    Telephone and Data Systems, Inc.                    22,394
                                                           -------------
              TOTAL COMMON STOCKS--100.1%
              (Cost $8,576,939)                                6,602,671

              MONEY MARKET FUND--0.4%
    27,041    Morgan Stanley Institutional Treasury
                 Money Market Fund--0.18% (c)
              (Cost $27,041)                                      27,041
                                                           -------------


              TOTAL INVESTMENTS--100.5%
              (Cost $8,603,980) (d)                            6,629,712
              NET OTHER ASSETS AND
                 LIABILITIES--(0.5%)                             (31,540)
                                                           -------------
              NET ASSETS--100.0%                           $   6,598,172
                                                           =============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2009.
(d) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $213,131 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,187,399.

--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                  $    6,629,712
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                      ----------------
Total                                                  $    6,629,712
                                                      ================


Page 66                 See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--100.0%
              AEROSPACE & DEFENSE--3.0%
     1,048    AAR Corp. (b)                                 $     19,011
     1,076    Applied Signal Technology, Inc.                     18,873
       352    Axsys Technologies, Inc. (b)                        15,030
       426    Cubic Corp.                                         11,570
       231    Curtiss-Wright Corp.                                 7,461
       407    Esterline Technologies Corp. (b)                    14,689
     1,049    GenCorp, Inc. (b)                                    3,042
       422    Moog, Inc., Class A (b)                             12,643
       593    Orbital Sciences Corp. (b)                           9,945
       260    Teledyne Technologies, Inc. (b)                      7,246
       364    Triumph Group, Inc.                                 16,482
                                                            ------------
                                                                 135,992
                                                            ------------
              AIR FREIGHT & LOGISTICS--0.4%
       477    Forward Air Corp.                                    9,664
       436    Hub Group, Inc., Class A (b)                         9,897
                                                            ------------
                                                                  19,561
                                                            ------------
              AIRLINES--0.4%
     1,038    Skywest, Inc.                                       16,245
                                                            ------------
              AUTO COMPONENTS--0.9%
     4,080    Spartan Motors, Inc.                                17,707
     4,462    Standard Motor Products, Inc.                       10,486
     1,101    Superior Industries International, Inc.             11,307
                                                            ------------
                                                                  39,500
                                                            ------------
              BEVERAGES--0.1%
       136    Boston Beer (The) Co., Inc.,
                 Class A (b)                                       3,433
                                                            ------------
              BIOTECHNOLOGY--1.3%
     3,659    ArQule, Inc. (b)                                    14,453
       799    Cubist Pharmaceuticals, Inc. (b)                    17,106
       509    Martek Biosciences Corp. (b)                        13,463
       841    Regeneron Pharmaceuticals, Inc. (b)                 14,701
                                                            ------------
                                                                  59,723
                                                            ------------
              BUILDING PRODUCTS--1.5%
     1,863    Apogee Enterprises, Inc.                            19,096
     1,293    Gibraltar Industries, Inc.                          13,227
       120    Lennox International, Inc.                           3,373
     1,184    NCI Building Systems, Inc. (b)                      13,723
     1,236    Quanex Building Products Corp.                      10,494
       417    Simpson Manufacturing Co., Inc.                      8,369
                                                            ------------
                                                                  68,282
                                                            ------------
              CAPITAL MARKETS--1.2%
       111    Greenhill & Co., Inc.                                7,217
       340    Investment Technology Group, Inc. (b)                7,371
     1,612    LaBranche & Co., Inc. (b)                           11,058
       421    Stifel Financial Corp. (b)                          14,752
       815    SWS Group, Inc.                                     11,940
                                                            ------------
                                                                  52,338
                                                            ------------
              CHEMICALS--2.7%
       227    A. Schulman, Inc.                                    3,439
       444    Arch Chemicals, Inc.                                 9,950
       775    Balchem Corp.                                       17,306


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              CHEMICALS (Continued)
       754    Calgon Carbon Corp. (b)                       $      9,478
       958    H.B. Fuller Co.                                     13,383
       442    NewMarket Corp.                                     13,923
       914    OM Group, Inc. (b)                                  17,713
     4,902    PolyOne Corp. (b)                                   10,049
       704    Quaker Chemical Corp.                                8,033
       164    Stepan Co.                                           6,017
       999    Zep, Inc.                                           10,979
                                                            ------------
                                                                 120,270
                                                            ------------
              COMMERCIAL BANKS--3.4%
       324    Columbia Banking System, Inc.                        2,884
       725    East West Bancorp, Inc.                              6,880
     1,386    First BanCorp                                        9,854
       210    First Financial Bankshares, Inc.                     9,322
     1,771    Frontier Financial Corp.                             3,135
       406    Glacier Bancorp, Inc.                                6,232
       255    Hancock Holding Co.                                  6,979
       573    Home Bancshares, Inc.                               11,798
     1,787    Independent Bank Corp. - MI                          2,841
       443    Independent Bank Corp. - MA                          8,213
       785    Nara Bancorp, Inc.                                   4,639
       266    National Penn Bancshares, Inc.                       2,575
       357    PrivateBancorp, Inc.                                 5,205
       261    Prosperity Bancshares, Inc.                          7,060
       326    S&T Bancorp., Inc.                                   8,290
       269    Signature Bank (b)                                   6,911
     1,270    Sterling Bancshares, Inc.                            7,061
     1,316    Sterling Financial Corp.                             2,435
       243    Susquehanna Bancshares, Inc.                         2,673
       266    Tompkins Financial Corp.                            13,340
     1,683    UCBH Holdings, Inc.                                  3,921
       267    Umpqua Holdings Corp.                                2,617
       853    United Community Banks, Inc.                         4,393
       241    Whitney Holding Corp.                                3,131
       850    Wilshire Bancorp, Inc.                               5,831
       375    Wintrust Financial Corp.                             5,014
                                                            ------------
                                                                 153,234
                                                            ------------
              COMMERCIAL SERVICES &
                 SUPPLIES--3.3%
     1,319    ATC Technology Corp. (b)                            17,213
       663    Bowne & Co., Inc.                                    1,856
       852    Consolidated Graphics, Inc. (b)                     13,726
       764    G&K Services, Inc., Class A                         14,096
       428    Geo Group (The), Inc. (b)                            6,334
       727    Healthcare Services Group                           11,138
     4,159    Interface, Inc., Class A                            16,969
       535    Mobile Mini, Inc. (b)                                6,762
     1,009    Sykes Enterprises, Inc. (b)                         16,860
       799    Tetra Tech, Inc. (b)                                18,561
       346    United Stationers, Inc. (b)                          9,691
       624    Viad Corp.                                          13,872
                                                            ------------
                                                                 147,078
                                                            ------------
              COMMUNICATIONS EQUIPMENT--3.3%
     1,942    Arris Group, Inc. (b)                               13,827
       364    Bel Fuse, Inc., Class B                              5,547
       443    Black Box Corp.                                      9,671

                        See Notes to Financial Statements               Page 67

First Trust Small Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              COMMUNICATIONS EQUIPMENT
                 (Continued)
       460    Blue Coat Systems, Inc. (b)                   $      4,411
       337    Comtech Telecommunications
                 Corp. (b)                                        13,076
     1,428    Digi International, Inc. (b)                        10,853
       597    EMS Technologies, Inc. (b)                          14,328
     2,752    Harmonic, Inc. (b)                                  14,173
       338    NETGEAR, Inc. (b)                                    3,759
     2,938    PC-Tel, Inc.                                        18,979
     1,954    Symmetricom, Inc. (b)                                7,249
       868    Tekelec (b)                                         10,781
     1,615    Tollgrade Communications, Inc. (b)                   9,302
       641    ViaSat, Inc. (b)                                    14,205
                                                            ------------
                                                                 150,161
                                                            ------------
              COMPUTERS & PERIPHERALS--0.6%
       291    Intermec, Inc. (b)                                   3,614
     3,328    Novatel Wireless, Inc. (b)                          18,437
       233    Synaptics, Inc. (b)                                  5,492
                                                            ------------
                                                                  27,543
                                                            ------------
              CONSTRUCTION & ENGINEERING--0.6%
       516    EMCOR Group, Inc. (b)                               10,624
       980    Insituform Technologies, Inc.,
                 Class A (b)                                      18,385
                                                            ------------
                                                                  29,009
                                                            ------------
              CONSTRUCTION MATERIALS--0.2%
       336    Texas Industries, Inc.                               7,631
                                                            ------------
              CONSUMER FINANCE--1.0%
       565    Cash America International, Inc.                    10,328
     1,013    First Cash Financial Services, Inc. (b)             17,040
     4,471    Rewards Network, Inc. (b)                           11,803
       195    World Acceptance Corp. (b)                           3,734
                                                            ------------
                                                                  42,905
                                                            ------------
              CONTAINERS & PACKAGING--0.3%
     1,930    Myers Industries, Inc.                              12,101
       113    Rock-Tenn Co., Class A                               3,522
                                                            ------------
                                                                  15,623
                                                            ------------
              DISTRIBUTORS--0.1%
       770    Audiovox Corp., Class A (b)                          3,473
                                                            ------------
              DIVERSIFIED CONSUMER
                 SERVICES--1.2%
       263    Capella Education Co. (b)                           14,552
       396    Coinstar, Inc. (b)                                   9,100
       463    Hillenbrand, Inc.                                    8,561
       207    Pre-Paid Legal Services, Inc. (b)                    6,959
       899    Universal Technical Institute, Inc. (b)             15,760
                                                            ------------
                                                                  54,932
                                                            ------------
              DIVERSIFIED FINANCIAL
                 SERVICES--0.1%
       228    Portfolio Recovery Associates,
                 Inc. (b)                                          5,379
                                                            ------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES--0.4%
     2,354    FairPoint Communications, Inc.                $      6,426
     1,908    General Communication, Inc.,
                 Class A (b)                                      12,536
                                                            ------------
                                                                  18,962
                                                            ------------
              ELECTRIC UTILITIES--1.0%
       239    ALLETE, Inc.                                         7,433
       324    Central Vermont Public Service Corp.                 7,322
       338    Cleco Corp.                                          7,723
       853    El Paso Electric Co. (b)                            14,109
       257    UIL Holdings Corp.                                   6,793
       131    UniSource Energy Corp.                               3,699
                                                            ------------
                                                                  47,079
                                                            ------------
              ELECTRICAL EQUIPMENT--1.5%
       392    A.O. Smith Corp.                                    10,772
       221    Acuity Brands, Inc.                                  5,938
       649    Baldor Electric Co.                                  9,092
       739    Belden, Inc.                                         9,651
       483    Brady Corp., Class A                                10,104
     1,608    Magnetek, Inc. (b)                                   3,216
       508    Regal-Beloit Corp.                                  17,253
                                                            ------------
                                                                  66,026
                                                            ------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS--5.3%
     1,800    Agilysys, Inc.                                       6,426
       641    Anixter International, Inc. (b)                     17,294
     1,209    Benchmark Electronics, Inc. (b)                     14,194
     2,662    Brightpoint, Inc. (b)                               12,458
     1,961    Checkpoint Systems, Inc. (b)                        17,551
       522    Cognex Corp.                                         6,817
     3,503    CTS Corp.                                           18,005
       458    FARO Technologies, Inc. (b)                          6,879
     3,021    Gerber Scientific, Inc. (b)                          9,486
       121    Itron, Inc. (b)                                      7,901
       698    Littelfuse, Inc. (b)                                10,679
     2,863    Methode Electronics, Inc.                           13,227
       290    MTS Systems Corp.                                    7,595
     2,277    Newport Corp. (b)                                   12,182
       204    Park Electrochemical Corp.                           3,580
       683    Plexus Corp. (b)                                     9,876
     1,396    RadiSys Corp. (b)                                    6,603
       417    Rogers Corp. (b)                                    10,217
       601    ScanSource, Inc. (b)                                11,251
     1,703    SYNNEX Corp. (b)                                    26,142
     5,546    Technitrol, Inc.                                    12,201
                                                            ------------
                                                                 240,564
                                                            ------------
              ENERGY EQUIPMENT &
                 SERVICES--1.9%
     1,263    Atwood Oceanics, Inc. (b)                           21,028
       296    Basic Energy Services, Inc. (b)                      2,842
       576    Bristow Group, Inc. (b)                             13,933
       109    CARBO Ceramics, Inc.                                 3,919
     1,339    Gulf Island Fabrication, Inc.                       16,858
     2,013    Matrix Service Co. (b)                              10,649
       207    Oil States International, Inc. (b)                   3,790

Page 68                 See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              ENERGY EQUIPMENT & SERVICES (Continued)
       174    SEACOR Holdings, Inc. (b)                     $     11,317
                                                            ------------
                                                                  84,336
                                                            ------------
              FOOD & STAPLES RETAILING--1.9%
     1,171    Andersons (The), Inc.                               19,193
       848    Casey's General Stores, Inc.                        18,020
     2,462    Great Atlantic & Pacific Tea (The)
                 Co., Inc. (b)                                    17,529
        86    Nash Finch Co.                                       3,701
       830    Spartan Stores, Inc.                                15,421
       866    United Natural Foods, Inc. (b)                      13,458
                                                            ------------
                                                                  87,322
                                                            ------------
              FOOD PRODUCTS--2.5%
       672    Cal-Maine Foods, Inc.                               18,198
       703    Darling International, Inc. (b)                      3,227
       383    Diamond Foods, Inc.                                  9,835
       499    Green Mountain Coffee Roasters,
                 Inc. (b)                                         19,092
       404    Hain Celestial Group (The), Inc. (b)                 6,149
       538    J & J Snack Foods Corp.                             18,782
       558    Sanderson Farms, Inc.                               20,187
       709    TreeHouse Foods, Inc. (b)                           18,711
                                                            ------------
                                                                 114,181
                                                            ------------
              GAS UTILITIES--1.4%
       489    Atmos Energy Corp.                                  12,005
       412    Laclede Group (The), Inc.                           18,700
        87    Northwest Natural Gas Co.                            3,736
       609    Piedmont Natural Gas Co.                            15,779
       459    Southwest Gas Corp.                                 11,824
                                                            ------------
                                                                  62,044
                                                            ------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES--5.0%
       283    Analogic Corp.                                       7,075
       484    CONMED Corp. (b)                                     7,575
       941    Cooper (The) Cos., Inc.                             17,850
     1,193    CryoLife, Inc. (b)                                   9,830
       699    Cyberonics, Inc. (b)                                10,758
       729    Greatbatch, Inc. (b)                                16,986
       273    Haemonetics Corp. (b)                               16,148
       349    ICU Medical, Inc. (b)                               10,648
       290    Immucor, Inc. (b)                                    8,036
       326    Integra LifeSciences Holdings (b)                    9,043
       497    Invacare Corp.                                       9,473
       199    Kensey Nash Corp. (b)                                4,113
       303    Meridian Bioscience, Inc.                            6,442
       861    Merit Medical Systems, Inc. (b)                     13,251
       298    Natus Medical, Inc. (b)                              2,307
    11,420    Osteotech, Inc. (b)                                 34,716
       335    Palomar Medical Technologies, Inc. (b)               2,965
       153    SurModics, Inc. (b)                                  3,034
    16,495    Theragenics Corp. (b)                               21,278
       204    West Pharmaceutical Services, Inc.                   6,777
       409    Zoll Medical Corp. (b)                               6,548
                                                            ------------
                                                                 224,853
                                                            ------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              HEALTH CARE PROVIDERS &
                 SERVICES--6.6%
       241    Air Methods Corp. (b)                         $      4,700
       373    Amedisys, Inc. (b)                                  15,379
     1,825    AMN Healthcare Services, Inc. (b)                   12,410
       662    AmSurg Corp. (b)                                    12,969
       793    Catalyst Health Solutions, Inc. (b)                 17,462
       196    Centene Corp. (b)                                    3,475
       291    Chemed Corp.                                        11,678
       351    CorVel Corp. (b)                                     6,192
     1,317    Cross Country Healthcare, Inc. (b)                   9,864
       660    Gentiva Health Services, Inc. (b)                   16,685
       966    HealthSpring, Inc. (b)                              16,828
       612    HMS Holdings Corp. (b)                              18,941
       334    inVentiv Health, Inc. (b)                            3,186
       211    Landauer, Inc.                                      14,470
       939    LCA-Vision, Inc.                                     2,366
       536    LHC Group, Inc. (b)                                 14,263
       493    Magellan Health Services, Inc. (b)                  17,856
     1,479    MedCath Corp. (b)                                    9,303
       365    MEDNAX, Inc. (b)                                    12,253
       438    Molina Healthcare, Inc. (b)                          7,683
       430    MWI Veterinary Supply, Inc. (b)                      9,000
     2,086    Odyssey HealthCare, Inc. (b)                        20,692
       103    Owens & Minor, Inc.                                  4,096
     1,025    PSS World Medical, Inc. (b)                         16,277
       764    RehabCare Group, Inc. (b)                           10,658
       771    Res-Care, Inc. (b)                                  10,447
                                                            ------------
                                                                 299,133
                                                            ------------
              HEALTH CARE TECHNOLOGY--0.5%
     1,088    Eclipsys Corp. (b)                                   9,531
       948    Omnicell, Inc. (b)                                   7,404
       308    Phase Forward, Inc. (b)                              4,158
                                                            ------------
                                                                  21,093
                                                            ------------
              HOTELS, RESTAURANTS &
                 LEISURE--5.2%
       602    Buffalo Wild Wings, Inc. (b)                        13,521
     1,440    California Pizza Kitchen, Inc. (b)                  14,918
       318    CEC Entertainment, Inc. (b)                          7,422
       889    CKE Restaurants, Inc.                                7,379
       562    Cracker Barrel Old Country Store,
                 Inc.                                              9,874
       668    DineEquity, Inc.                                     5,905
     2,148    Interval Leisure Group, Inc. (b)                    10,761
       699    Jack in the Box, Inc. (b)                           15,790
     1,331    Landry's Restaurants, Inc.                           8,598
       238    Marcus (The) Corp.                                   2,459
       331    Monarch Casino & Resort, Inc. (b)                    3,389
     6,487    Multimedia Games, Inc. (b)                          11,093
       922    P.F. Chang's China Bistro, Inc. (b)                 16,347
       369    Panera Bread Co., Class A (b)                       17,337
       419    Papa John's International, Inc. (b)                  7,965
       664    Peet's Coffee & Tea, Inc. (b)                       13,492
     1,005    Pinnacle Entertainment, Inc. (b)                     6,814
       917    Red Robin Gourmet Burgers,
                 Inc. (b)                                         11,169
    12,372    Ruby Tuesday, Inc. (b)                              15,341
     1,556    Shuffle Master, Inc. (b)                             5,275
       317    Sonic Corp. (b)                                      3,088

                       See Notes to Financial Statements                Page 69

First Trust Small Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              HOTELS, RESTAURANTS & LEISURE (Continued)
       649    Steak n Shake (The) Co. (b)                   $      3,712
     1,992    Texas Roadhouse, Inc., Class A (b)                  15,199
       430    WMS Industries, Inc. (b)                             9,555
                                                            ------------
                                                                 236,403
                                                            ------------
              HOUSEHOLD DURABLES--0.7%
     1,152    Bassett Furniture Industries, Inc.                   3,790
     1,074    Ethan Allen Interiors, Inc.                         12,234
       317    Meritage Homes Corp. (b)                             3,493
       100    National Presto Industries, Inc.                     6,714
       476    Universal Electronics, Inc. (b)                      5,369
                                                            ------------
                                                                  31,600
                                                            ------------
              HOUSEHOLD PRODUCTS--0.1%
       136    WD-40 Co.                                            3,410
                                                            ------------
              INDUSTRIAL CONGLOMERATES--0.3%
       389    Standex International Corp.                          5,971
       425    Tredegar Corp.                                       7,013
                                                            ------------
                                                                  12,984
                                                            ------------
              INSURANCE--3.0%
       241    American Physicians Capital, Inc.                   10,247
       752    Amerisafe, Inc. (b)                                 14,085
       209    Delphi Financial Group, Inc., Class A                3,171
       330    Infinity Property & Casualty Corp.                  12,672
     6,349    National Financial Partners Corp.                   16,317
       211    Navigators Group (The), Inc. (b)                    10,833
       390    Presidential Life Corp.                              3,771
       146    ProAssurance Corp. (b)                               6,900
       189    RLI Corp.                                           10,677
       304    Safety Insurance Group, Inc.                        10,646
       673    Selective Insurance Group, Inc.                     10,331
       684    Tower Group, Inc.                                   17,147
       245    Zenith National Insurance Corp.                      6,870
                                                            ------------
                                                                 133,667
                                                            ------------
              INTERNET & CATALOG RETAIL--1.0%
       158    Blue Nile, Inc. (b)                                  3,195
       265    NutriSystem, Inc.                                    3,416
     1,095    PetMed Express, Inc. (b)                            15,812
       393    Stamps.com, Inc. (b)                                 3,215
     3,006    Ticketmaster Entertainment, Inc. (b)                17,885
                                                            ------------
                                                                  43,523
                                                            ------------
              INTERNET SOFTWARE & SERVICES--1.3%
       406    Bankrate, Inc. (b)                                  13,544
       511    InfoSpace, Inc. (b)                                  4,093
     1,225    Interwoven, Inc. (b)                                19,319
       385    j2 Global Communications, Inc. (b)                   7,538
       464    Knot (The), Inc. (b)                                 3,192
       808    Perficient, Inc. (b)                                 3,159
       774    Websense, Inc. (b)                                   8,669
                                                            ------------
                                                                  59,514
                                                            ------------
              IT SERVICES--2.5%
       428    CACI International Inc., Class A (b)                19,324
     3,210    CIBER, Inc. (b)                                     13,996


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              IT SERVICES (Continued)
     1,105    CSG Systems International, Inc. (b)           $     16,023
       644    Cybersource Corp. (b)                                7,683
       547    Forrester Research, Inc. (b)                        11,421
    10,225    Gevity HR, Inc.                                     20,552
       662    Heartland Payment Systems, Inc.                      6,004
       641    Integral Systems, Inc. (b)                           7,006
       110    MAXIMUS, Inc.                                        4,088
     1,735    StarTek, Inc. (b)                                    8,050
                                                            ------------
                                                                 114,147
                                                            ------------
              LEISURE EQUIPMENT &
                 PRODUCTS--1.3%
     3,223    Arctic Cat, Inc.                                    13,827
       936    JAKKS Pacific, Inc. (b)                             17,167
       404    Polaris Industries, Inc.                             8,593
       644    Pool Corp.                                          10,207
       724    RC2 Corp. (b)                                        4,206
       647    Sturm, Ruger & Co., Inc. (b)                         4,277
                                                            ------------
                                                                  58,277
                                                            ------------
              LIFE SCIENCES TOOLS &
                 SERVICES--0.5%
     1,671    Cambrex Corp. (b)                                    5,464
        86    Dionex Corp. (b)                                     4,355
       150    Kendle International, Inc. (b)                       2,865
     1,193    PAREXEL International Corp. (b)                     11,799
                                                            ------------
                                                                  24,483
                                                            ------------
              MACHINERY--4.2%
       203    Actuant Corp., Class A                               3,345
       902    Albany International Corp., Class A                  9,029
       616    Astec Industries, Inc. (b)                          15,135
     1,065    Barnes Group, Inc.                                  12,035
       439    Briggs & Stratton Corp.                              6,493
       517    Cascade Corp.                                       11,834
       561    CIRCOR International, Inc.                          12,482
       349    CLARCOR, Inc.                                       10,589
       538    EnPro Industries, Inc. (b)                           9,845
       165    Gardner Denver, Inc. (b)                             3,592
     1,417    John Bean Technologies Corp.                        13,745
       225    Kaydon Corp.                                         6,120
       364    Lindsay Corp.                                        9,464
     3,356    Lydall, Inc. (b)                                    12,384
       616    Mueller Industries, Inc.                            12,394
     1,194    Robbins & Myers, Inc.                               20,643
       234    Toro (The) Co.                                       6,929
       126    Valmont Industries, Inc.                             5,113
       858    Wabash National Corp.                                2,420
       309    Watts Water Technologies, Inc.,
                 Class A                                           6,885
                                                            ------------
                                                                 190,476
                                                            ------------
              MARINE--0.2%
       423    Kirby Corp. (b)                                     10,144
                                                            ------------
              MEDIA--0.5%
       581    Arbitron, Inc.                                       8,727
     2,690    Live Nation, Inc. (b)                               14,068
                                                            ------------
                                                                  22,795
                                                            ------------

Page 70                See Notes to Financial Statements

First Trust Small Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              METALS & MINING --0.9%
       553    AMCOL International Corp.                     $      8,013
       947    Olympic Steel, Inc.                                 15,029
     1,349    RTI International Metals, Inc. (b)                  17,955
                                                            ------------
                                                                  40,997
                                                            ------------
              MULTILINE RETAIL--0.4%
       359    Fred's, Inc., Class A                                3,683
    11,840    Tuesday Morning Corp. (b)                           13,972
                                                            ------------
                                                                  17,655
                                                            ------------
              MULTI-UTILITIES--0.2%
       398    Avista Corp.                                         7,578
                                                            ------------
              OIL, GAS & CONSUMABLE FUELS--1.1%
       423    Holly Corp.                                          9,886
       149    Penn Virginia Corp.                                  3,069
       160    Petroleum Development Corp. (b)                      2,760
     1,751    Stone Energy Corp. (b)                              15,024
       522    World Fuel Services Corp.                           17,627
                                                            ------------
                                                                  48,366
                                                            ------------
              PAPER & FOREST PRODUCTS--0.8%
     5,302    Buckeye Technologies, Inc. (b)                      15,483
     1,747    Neenah Paper, Inc.                                  11,757
       386    Schweitzer-Mauduit International, Inc.               8,260
                                                            ------------
                                                                  35,500
                                                            ------------
              PERSONAL PRODUCTS--0.3%
       216    Chattem, Inc. (b)                                   14,602
                                                            ------------
              Pharmaceuticals--1.0%
     1,404    Noven Pharmaceuticals, Inc. (b)                     13,942
       288    Par Pharmaceutical Cos., Inc. (b)                    3,545
     1,311    Salix Pharmaceuticals Ltd. (b)                      10,488
     1,482    ViroPharma, Inc. (b)                                17,784
                                                            ------------
                                                                  45,759
                                                            ------------

              PROFESSIONAL SERVICES--2.3%
      356     Administaff, Inc.                                   7,508
    1,193     CDI Corp.                                          12,789
      717     Heidrick & Struggles International,
                 Inc.                                            10,898
    2,042     On Assignment, Inc. (b)                             9,454
      606     School Specialty, Inc. (b)                          9,999
    8,733     Spherion Corp. (b)                                 12,488
    1,613     TrueBlue, Inc. (b)                                 13,711
    2,136     Volt Information Sciences, Inc. (b)                11,385
      323     Watson Wyatt Worldwide, Inc.,
                 Class A                                         15,020
                                                            ------------
                                                                103,252
                                                            ------------
              REAL ESTATE INVESTMENT
                 TRUSTS--1.3%
      659     BioMed Realty Trust, Inc.                           7,275
      545     Cedar Shopping Centers, Inc.                        3,341
      463     Colonial Properties Trust                           3,403
    2,284     DiamondRock Hospitality Co.                         9,364
      389     Entertainment Properties Trust                      8,811
      694     Kite Realty Group Trust                             3,213


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              REAL ESTATE INVESTMENT TRUSTS (Continued)
      699     LaSalle Hotel Properties                      $     5,823
      190     LTC Properties, Inc.                                3,931
    1,223     Medical Properties Trust, Inc.                      5,565
      225     National Retail Properties, Inc.                    3,247
      215     Senior Housing Properties Trust                     3,479
                                                            ------------
                                                                 57,452
                                                            ------------
              REAL ESTATE MANAGEMENT &
                 DEVELOPMENT--0.1%
      405     Forestar Real Estate Group, Inc. (b)                4,516
                                                            ------------
              Road & Rail--1.3%
      385     Arkansas Best Corp.                                 9,005
      980     Heartland Express, Inc.                            13,191
      718     Knight Transportation, Inc.                         9,578
      301     Landstar System, Inc.                              10,797
      678     Old Dominion Freight Line, Inc. (b)                17,004
                                                            ------------
                                                                 59,575
                                                            ------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--3.0%
      988     Actel Corp. (b)                                     8,912
      388     Advanced Energy Industries, Inc. (b)                3,484
      444     Cabot Microelectronics Corp. (b)                   10,105
      318     Cohu, Inc.                                          3,174
      176     Cymer, Inc. (b)                                     3,590
    2,591     Cypress Semiconductor Corp. (b)                    11,685
    2,315     Exar Corp. (b)                                     15,674
      205     FEI Co. (b)                                         3,731
      262     Hittite Microwave Corp. (b)                         6,712
    1,892     Kopin Corp. (b)                                     2,989
      528     Micrel, Inc.                                        4,013
      305     Microsemi Corp. (b)                                 2,562
    1,093     Rudolph Technologies, Inc. (b)                      3,071
    3,484     Skyworks Solutions, Inc. (b)                       15,052
      945     Standard Microsystems Corp. (b)                    13,088
      161     Supertex, Inc. (b)                                  3,653
    3,366     TriQuint Semiconductor, Inc. (b)                    6,799
    1,291     Ultratech, Inc. (b)                                14,460
      609     Veeco Instruments, Inc. (b)                         2,941
                                                            ------------
                                                                135,695
                                                            ------------
              SOFTWARE--3.5%
      286     Blackbaud, Inc.                                     3,183
    1,175     Catapult Communications Corp. (b)                   8,108
      470     Concur Technologies, Inc. (b)                      11,604
      804     Epicor Software Corp. (b)                           2,846
    1,155     EPIQ Systems, Inc. (b)                             20,466
      843     Informatica Corp. (b)                              10,757
      588     JDA Software Group, Inc. (b)                        6,586
      488     Manhattan Associates, Inc. (b)                      7,486
      401     Progress Software Corp. (b)                         6,841
      442     Quality Systems, Inc.                              16,478
    4,582     Radiant Systems, Inc. (b)                          15,854
    2,083     Smith Micro Software, Inc. (b)                     11,040
      286     SPSS, Inc. (b)                                      7,344
    2,553     Take-Two Interactive Software, Inc. (b)            17,921
      967     Tyler Technologies, Inc. (b)                       12,175
                                                            ------------
                                                                158,689
                                                            ------------

                        See Notes to Financial Statements               Page 71

First Trust Small Cap Core AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              SPECIALTY RETAIL--6.1%
       725    Aaron Rents, Inc.                             $     15,849
     2,963    Big 5 Sporting Goods Corp.                          15,585
     1,823    Brown Shoe Co., Inc.                                 8,550
       354    Buckle (The), Inc.                                   7,487
     3,310    Cabela's, Inc. (b)                                  18,569
       511    Cato (The) Corp., Class A                            6,761
     2,974    Charlotte Russe Holding, Inc. (b)                   15,316
       356    Children's Place Retail Stores
                 (The), Inc. (b)                                   6,696
     2,757    Christopher & Banks Corp.                           10,697
       719    Dress Barn (The), Inc. (b)                           6,198
     1,141    Genesco, Inc. (b)                                   17,571
     1,075    Group 1 Automotive, Inc.                            10,718
       296    Gymboree (The) Corp. (b)                             7,252
       414    Haverty Furniture Cos., Inc.                         3,320
       491    Hibbett Sports, Inc. (b)                             6,683
     2,082    Hot Topic, Inc. (b)                                 17,780
       748    Jo-Ann Stores, Inc. (b)                              9,552
       590    Jos. A. Bank Clothiers, Inc. (b)                    16,201
     1,425    Men's Wearhouse (The), Inc.                         16,601
       368    Midas, Inc. (b)                                      3,220
     2,804    Pep Boys-Manny, Moe & Jack (The)                     8,104
     4,849    Sonic Automotive, Inc., Class A                      9,843
       534    Tractor Supply Co. (b)                              18,001
     4,468    Tween Brands, Inc. (b)                              12,019
     4,637    Zale Corp. (b)                                       5,750
                                                            ------------
                                                                 274,323
                                                            ------------

              TEXTILES, APPAREL & LUXURY
                 GOODS--2.6%
     1,002    Carter's, Inc. (b)                                  17,023
        48    Deckers Outdoor Corp. (b)                            2,508
     1,184    Iconix Brand Group, Inc. (b)                         9,792
       380    Maidenform Brands, Inc. (b)                          3,401
     2,055    Movado Group, Inc.                                  15,782
     2,201    Oxford Industries, Inc.                             14,659
     3,044    Perry Ellis International, Inc. (b)                 11,689
     1,505    Skechers U.S.A., Inc., Class A (b)                  14,990
       310    True Religion Apparel, Inc. (b)                      3,537
       520    UniFirst Corp.                                      13,645
       354    Volcom, Inc. (b)                                     2,935
       367    Wolverine World Wide, Inc.                           6,657
                                                            ------------
                                                                 116,618
                                                            ------------

              THRIFTS & MORTGAGE FINANCE--0.1%
     1,399    Anchor BanCorp Wisconsin, Inc.                       2,826
                                                            ------------
              TOBACCO--0.1%
     2,626    Alliance One International, Inc. (b)                 6,302
                                                            ------------
              TRADING COMPANIES &
                 DISTRIBUTORS--0.5%
       612    Applied Industrial Technologies, Inc  .              9,664
       426    Kaman Corp.                                          8,132
       101    Watsco, Inc.                                         3,338
                                                            ------------
                                                                  21,134
                                                            ------------


              TOTAL COMMON STOCKS--100.0%
              (Cost $6,548,878)                             $  4,510,167

              MONEY MARKET FUND--1.1%
    50,705    Morgan Stanley Institutional Treasury
                 Money Market Fund--0.18% (c)
              (Cost $50,705)                                      50,705
                                                            ------------


              TOTAL INVESTMENTS--101.1%
              (Cost $6,599,583) (d)                            4,560,872
              NET OTHER ASSETS AND
                 LIABILITIES--(1.1%)                             (51,385)
                                                            ------------

              NET ASSETS--100.0%                            $  4,509,487
                                                            ============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Represents annualized 7-day yield at January 31, 2009.
(d) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized gross appreciation for all securities which there was an excess of value over tax cost was $79,089 and the aggregate unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,117,800.


--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                  $    4,560,872
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                      ----------------
Total                                                  $    4,560,872
                                                      ================


Page 72                 See Notes to Financial Statements

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--100.1%
              AEROSPACE & DEFENSE--3.0%
       603    Boeing (The) Co.                             $      25,513
     2,848    Goodrich Corp.                                     110,104
     1,606    Honeywell International, Inc.                       52,693
     2,341    Northrop Grumman Corp.                             112,649
     1,772    Precision Castparts Corp.                          115,091
       504    Raytheon Co.                                        25,512
                                                           -------------
                                                                 441,562
                                                           -------------
              AIRLINES--0.3%
     6,115    Southwest Airlines Co.                              42,988
                                                           -------------
              AUTO COMPONENTS--1.3%
    22,073    Goodyear Tire & Rubber (The) Co. (b)               136,191
     4,248    Johnson Controls, Inc.                              53,142
                                                           -------------
                                                                 189,333
                                                           -------------
              AUTOMOBILES--0.7%
     7,765    Harley-Davidson, Inc.                               94,578
                                                           -------------
              BEVERAGES--0.4%
     3,244    Dr. Pepper Snapple Group, Inc. (b)                  53,364
                                                           -------------
              CAPITAL MARKETS--1.5%
     1,101    Ameriprise Financial, Inc.                          22,185
     3,108    Federated Investors, Inc.                           60,668
     3,650    Invesco Ltd.                                        43,034
    13,128    Janus Capital Group, Inc.                           68,922
       726    T. Rowe Price Group, Inc.                           20,023
                                                           -------------
                                                                 214,832
                                                           -------------
              CHEMICALS--3.5%
       511    Air Products and Chemicals, Inc.                    25,703
     2,681    CF Industries Holding, Inc.                        126,008
     8,733    Dow Chemical (The) Co.                             101,215
     4,167    E.I. du Pont de Nemours and Co.                     95,674
     4,156    Eastman Chemical Co.                               107,849
     1,242    PPG Industries, Inc.                                46,674
                                                           -------------
                                                                 503,123
                                                           -------------
              COMMERCIAL BANKS--0.8%
       936    BB&T Corp.                                          18,523
     1,295    Comerica, Inc.                                      21,575
     3,357    Huntington Bancshares, Inc.                          9,668
     6,622    Regions Financial Corp.                             22,912
       870    SunTrust Banks, Inc.                                10,666
     2,151    Zions Bancorporation                                32,094
                                                           -------------
                                                                 115,438
                                                           -------------
              COMMERCIAL SERVICES &
                 SUPPLIES--1.6%
     2,357    Avery Dennison Corp.                                57,110
     3,321    Cintas Corp.                                        75,553
     7,763    R.R. Donnelley & Sons Co.                           75,767
       776    Waste Management, Inc.                              24,203
                                                           -------------
                                                                 232,633
                                                           -------------
              COMMUNICATIONS EQUIPMENT--1.8%
    11,513    Ciena Corp. (b)                                     71,841
    13,828    Corning, Inc.                                      139,801


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMUNICATIONS EQUIPMENT (Continued)
    14,441    JDS Uniphase Corp. (b)                       $      52,421
                                                           -------------
                                                                 264,063
                                                           -------------
              COMPUTERS & PERIPHERALS--0.3%
     3,554    Teradata Corp. (b)                                  46,664
                                                           -------------
              CONSUMER FINANCE--0.8%
     1,386    American Express Co.                                23,188
     2,419    Capital One Financial Corp.                         38,317
     8,094    Discover Financial Services                         57,872
                                                           -------------
                                                                 119,377
                                                           -------------
              CONTAINERS & PACKAGING--0.8%
     2,226    Bemis Co., Inc.                                     50,241
     5,163    Sealed Air Corp.                                    69,958
                                                           -------------
                                                                 120,199
                                                           -------------
              DISTRIBUTORS--0.2%
       679    Genuine Parts Co.                                   21,742
                                                           -------------
              DIVERSIFIED FINANCIAL SERVICES--1.4%
     3,744    Bank of America Corp.                               24,636
    23,220    CIT Group, Inc.                                     64,784
     5,324    Leucadia National Corp.                             84,757
     1,280    Moody's Corp.                                       27,418
                                                           -------------
                                                                 201,595
                                                           -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES--2.5%
     2,707    AT&T, Inc.                                          66,646
     4,822    CenturyTel, Inc.                                   130,870
     1,466    Embarq Corp.                                        52,366
     7,064    Qwest Communications International,
                 Inc.                                             22,746
       758    Verizon Communications, Inc.                        22,641
     8,384    Windstream Corp.                                    72,773
                                                           -------------
                                                                 368,042
                                                           -------------
              ELECTRIC UTILITIES--4.1%
       759    Allegheny Energy, Inc.                              25,229
     2,318    American Electric Power Co., Inc.                   72,669
     5,139    Duke Energy Corp.                                   77,856
     2,402    Edison International                                78,233
       309    Entergy Corp.                                       23,595
     1,085    FirstEnergy Corp.                                   54,239
       511    FPL Group, Inc.                                     26,342
     4,343    Pepco Holdings, Inc.                                77,349
     2,401    Pinnacle West Capital Corp.                         80,362
       838    PPL Corp.                                           25,693
     1,323    Progress Energy, Inc.                               51,227
                                                           -------------
                                                                 592,794
                                                           -------------
              ELECTRICAL EQUIPMENT--0.7%
     3,607    Cooper Industries Ltd., Class A                     97,064
                                                           -------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS--2.1%
    15,618    Jabil Circuit, Inc.                                 90,897
     7,275    Molex, Inc.                                         97,267

                        See Notes to Financial Statements               Page 73

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS (Continued)
     8,129    Tyco Electronics Ltd.                        $     115,106
                                                           -------------
                                                                 303,270
                                                           -------------
              ENERGY EQUIPMENT &
                  SERVICES--4.5%
     5,799    Halliburton Co.                                    100,033
     5,392    National Oilwell Varco, Inc. (b)                   142,564
     5,965    Noble Corp.                                        161,949
     8,288    Rowan Cos., Inc.                                   104,926
    12,179    Weatherford International Ltd. (b)                 134,334
                                                           -------------
                                                                 643,806
                                                           -------------
              FOOD & STAPLES RETAILING--2.4%
     3,245    Safeway, Inc.                                       69,540
     9,026    SUPERVALU, Inc.                                    158,316
    11,167    Whole Foods Market, Inc.                           114,462
                                                           -------------
                                                                 342,318
                                                           -------------
              FOOD PRODUCTS--1.4%
     3,657    Archer-Daniels-Midland Co.                         100,129
       593    J.M. Smucker (The) Co.                              26,774
     8,806    Tyson Foods, Inc., Class A                          77,933
                                                           -------------
                                                                 204,836
                                                           -------------
              GAS UTILITIES--0.4%
     1,517    Nicor, Inc.                                         51,897
                                                           -------------
              HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
       710    Covidien Ltd.                                       27,221
                                                           -------------
              HEALTH CARE PROVIDERS &
                 SERVICES--2.6%
       746    Cardinal Health, Inc.                               28,087
     4,578    CIGNA Corp.                                         79,474
     8,856    Coventry Health Care, Inc. (b)                     133,991
       664    McKesson Corp.                                      29,349
     2,502    WellPoint, Inc. (b)                                103,708
                                                           -------------
                                                                 374,609
                                                           -------------
              HOTELS, RESTAURANTS &
                 LEISURE--2.2%
     4,335    Carnival Corp.                                      78,854
       912    Darden Restaurants, Inc.                            23,913
     2,163    International Game Technology                       22,928
     4,309    Starwood Hotels & Resorts
                 Worldwide, Inc.                                  65,152
    20,119    Wyndham Worldwide Corp.                            123,329
                                                           -------------
                                                                 314,176
                                                           -------------
              HOUSEHOLD DURABLES--3.1%
     1,869    Fortune Brands, Inc.                                59,808
     6,301    Harman International Industries, Inc         .     101,383
     7,887    Newell Rubbermaid, Inc.                             63,727
     1,339    Snap-on, Inc.                                       40,411
     2,262    Stanley Works (The)                                 70,710
     3,187    Whirlpool Corp.                                    106,542
                                                           -------------
                                                                 442,581
                                                           -------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              INDEPENDENT POWER PRODUCERS &
                 ENERGY TRADERS--2.0%
    12,794    AES (The) Corp. (b)                          $     101,201
     3,074    Constellation Energy Group, Inc.                    80,846
    52,711    Dynegy, Inc., Class A (b)                          111,220
                                                           -------------
                                                                 293,267
                                                           -------------
              INDUSTRIAL CONGLOMERATES--1.3%
     1,587    General Electric Co.                                19,250
     7,601    Textron, Inc.                                       68,637
     4,881    Tyco International Ltd.                            102,599
                                                           -------------
                                                                 190,486
                                                           -------------
              INSURANCE--1.9%
       857    Assurant, Inc.                                      22,625
       885    Cincinnati Financial Corp.                          19,408
     4,094    Lincoln National Corp.                              61,942
       910    Loews Corp.                                         22,204
     1,512    MetLife, Inc.                                       43,440
     1,742    Prudential Financial, Inc.                          44,857
     1,166    Travelers (The) Cos., Inc.                          45,054
     1,382    Unum Group                                          19,569
                                                           -------------
                                                                 279,099
                                                           -------------
              INTERNET & CATALOG RETAIL--0.8%
    12,794    Expedia, Inc. (b)                                  114,250
                                                           -------------
              IT SERVICES--1.9%
     3,750    Computer Sciences Corp. (b)                        138,151
     8,223    Convergys Corp. (b)                                 61,919
     4,741    Fidelity National Information
                 Services, Inc.                                   75,429
                                                           -------------
                                                                 275,499
                                                           -------------
              LEISURE EQUIPMENT &
                 PRODUCTS--1.1%
    20,027    Eastman Kodak Co.                                   90,722
       881    Hasbro, Inc.                                        21,259
     3,294    Mattel, Inc.                                        46,742
                                                           -------------
                                                                 158,723
                                                           -------------
              LIFE SCIENCES TOOLS &
                 SERVICES--1.3%
     2,261    Life Technologies Corp. (b)                         57,565
     5,545    PerkinElmer, Inc.                                   69,978
     1,547    Thermo Fisher Scientific, Inc. (b)                  55,584
                                                           -------------
                                                                 183,127
                                                           -------------
              MACHINERY--4.6%
     4,930    Cummins, Inc.                                      118,221
     1,601    Dover Corp.                                         45,276
     2,121    Eaton Corp.                                         93,366
     2,047    Flowserve Corp.                                    109,126
     7,595    Ingersoll-Rand Co. Ltd., Class A                   123,115
    15,217    Manitowoc (The) Co., Inc.                           83,694
     2,478    Parker Hannifin Corp.                               94,684
                                                           -------------
                                                                 667,482
                                                           -------------
              MEDIA--3.3%
    19,479    Interpublic (The) Group of Cos.,
               Inc. (b)                                           64,865

Page 74                 See Notes to Financial Statements

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              MEDIA (Continued)
     6,158    Meredith Corp.                               $      98,343
    14,497    News Corp., Class A                                 92,636
    13,099    Time Warner, Inc.                                  122,214
     3,400    Walt Disney (The) Co.                               70,312
        66    Washington Post (The) Co.,
                 Class B                                          25,777
                                                           -------------
                                                                 474,147
                                                           -------------
              METALS & MINING--2.9%
    14,139    AK Steel Holding Corp.                             114,102
    11,703    Alcoa, Inc.                                         91,166
     5,162    Allegheny Technologies, Inc.                       114,029
     3,542    United States Steel Corp.                          106,366
                                                           -------------
                                                                 425,663
                                                           -------------
              MULTILINE RETAIL--3.3%
     7,275    Big Lots, Inc. (b)                                  97,849
     6,689    J. C. Penney Co., Inc.                             112,041
    12,732    Macy's, Inc.                                       113,951
     7,920    Nordstrom, Inc.                                    100,505
     1,527    Target Corp.                                        47,642
                                                           -------------
                                                                 471,988
                                                           -------------
              MULTI-UTILITIES--5.6%
     2,319    Ameren Corp.                                        77,107
     2,037    CenterPoint Energy, Inc.                            27,255
     7,630    CMS Energy Corp.                                    89,653
     1,354    Consolidated Edison, Inc.                           55,176
       717    Dominion Resources, Inc.                            25,224
     2,163    DTE Energy Co.                                      74,624
       598    Integrys Energy Group, Inc.                         24,967
     9,610    NiSource, Inc.                                      93,024
     1,362    PG&E Corp.                                          52,669
     1,481    SCANA Corp.                                         50,783
     1,236    Sempra Energy                                       54,186
     8,536    TECO Energy, Inc.                                  102,516
       612    Wisconsin Energy Corp.                              27,283
     2,842    Xcel Energy, Inc.                                   52,463
                                                           -------------
                                                                 806,930
                                                           -------------
              OFFICE ELECTRONICS--0.4%
     9,678    Xerox Corp.                                         64,262
                                                           -------------
              OIL, GAS & CONSUMABLE FUELS--9.4%
     2,544    ConocoPhillips                                     120,916
    13,464    El Paso Corp.                                      110,136
     4,816    Marathon Oil Corp.                                 131,140
     3,822    Massey Energy Co.                                   58,018
     2,677    Noble Energy, Inc.                                 130,986
     2,197    Occidental Petroleum Corp.                         119,846
     3,391    Peabody Energy Corp.                                84,775
     8,144    Pioneer Natural Resources Co.                      119,228
     4,901    Spectra Energy Corp.                                71,114
     8,005    Tesoro Corp.                                       137,925
     6,089    Valero Energy Corp.                                146,866
     9,101    Williams (The) Cos., Inc.                          128,779
                                                           -------------
                                                               1,359,729
                                                           -------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              PAPER & FOREST PRODUCTS--1.6%
    11,167    International Paper Co.                      $     101,843
    11,776    MeadWestvaco Corp.                                 137,073
                                                           -------------
                                                                 238,916
                                                           -------------
              PHARMACEUTICALS--0.9%
     9,927    King Pharmaceuticals, Inc. (b)                      86,762
     2,976    Pfizer, Inc.                                        43,390
                                                           -------------
                                                                 130,152
                                                           -------------
              PROFESSIONAL SERVICES--0.3%
     4,360    Monster Worldwide, Inc. (b)                         40,156
                                                           -------------
              REAL ESTATE INVESTMENT
                 TRUSTS--2.2%
    21,603    Developers Diversified Realty Corp.                103,695
    10,190    Host Hotels & Resorts, Inc.                         54,822
     5,553    ProLogis                                            55,586
     1,658    Public Storage                                     102,580
                                                           -------------
                                                                 316,683
                                                           -------------
              ROAD & RAIL--1.4%
     2,376    CSX Corp.                                           68,809
     2,718    Ryder System, Inc.                                  91,814
     1,103    Union Pacific Corp.                                 48,300
                                                           -------------
                                                                 208,923
                                                           -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--3.2%
     4,056    Analog Devices, Inc.                                81,039
     2,538    Applied Materials, Inc.                             23,781
     5,262    Intel Corp.                                         67,880
     2,419    KLA-Tencor Corp.                                    48,477
     1,317    Microchip Technology, Inc.                          24,983
    29,219    Micron Technology, Inc. (b)                        108,696
     2,084    Novellus Systems, Inc. (b)                          28,738
     6,532    NVIDIA Corp. (b)                                    51,929
     6,093    Teradyne, Inc. (b)                                  29,307
                                                           -------------
                                                                 464,830
                                                           -------------
              SOFTWARE--0.4%
     3,899    Symantec Corp. (b)                                  59,772
                                                           -------------
              SPECIALTY RETAIL--3.7%
     2,744    Best Buy Co., Inc.                                  76,887
     7,873    Gap (The), Inc.                                     88,807
    10,500    Limited Brands, Inc.                                83,160
    44,220    Office Depot, Inc. (b)                              95,515
     8,829    RadioShack Corp.                                   101,181
     4,461    Tiffany & Co.                                       92,566
                                                           -------------
                                                                 538,116
                                                           -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS--1.3%
     4,388    Jones Apparel Group, Inc.                           15,182
     2,322    Polo Ralph Lauren Corp.                             95,272
     1,408    VF Corp.                                            78,876
                                                           -------------
                                                                 189,330
                                                           -------------
              TOBACCO--0.7%
     3,500    Altria Group, Inc.                                  57,890

                        See Notes to Financial Statements               Page 75

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              TOBACCO (Continued)
     1,308    Reynolds American, Inc.                      $      49,939
                                                           -------------
                                                                 107,829
                                                           -------------


              TOTAL INVESTMENTS--100.1%
              (Cost $20,157,317) (c)                          14,483,464
              NET OTHER ASSETS AND
                 LIABILITIES--(0.1%)                             (16,521)
                                                           -------------

              NET ASSETS--100.0%                            $ 14,466,943
                                                           =============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $60,083 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,733,936.



--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                   $  14,483,464
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                       ---------------
Total                                                   $  14,483,464
                                                       ===============


Page 76                 See Notes to Financial Statements

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--100.0%
              AEROSPACE & DEFENSE--2.1%
       906    General Dynamics Corp.                       $      51,397
     1,091    L-3 Communications Holdings, Inc.                   86,212
       958    Lockheed Martin Corp.                               78,594
     1,334    Rockwell Collins, Inc.                              50,265
                                                           -------------
                                                                 266,468
                                                           -------------
              AIR FREIGHT & LOGISTICS--2.8%
     2,439    C.H. Robinson Worldwide, Inc.                      112,146
     3,135    Expeditors International of
                 Washington, Inc.                                 87,184
     1,626    FedEx Corp.                                         82,828
     1,891    United Parcel Service, Inc., Class B                80,349
                                                           -------------
                                                                 362,507
                                                           -------------
              BEVERAGES--2.5%
     1,564    Brown-Forman Corp., Class B                         71,021
     1,779    Coca-Cola (The) Co.                                 75,999
     1,653    Constellation Brands, Inc.,
                 Class A (b)                                      24,002
     3,577    Pepsi Bottling Group (The), Inc.                    69,000
     1,470    PepsiCo, Inc.                                       73,838
                                                           -------------
                                                                 313,860
                                                           -------------
              BIOTECHNOLOGY--5.4%
     1,394    Amgen, Inc. (b)                                     76,461
     2,818    Biogen Idec, Inc. (b)                              137,096
     2,428    Celgene Corp. (b)                                  128,563
     1,354    Cephalon, Inc. (b)                                 104,502
     1,571    Genzyme Corp. (b)                                  108,273
     2,624    Gilead Sciences, Inc. (b)                          133,220
                                                           -------------
                                                                 688,115
                                                           -------------
              CAPITAL MARKETS--0.2%
       500    Northern Trust Corp.                                28,760
                                                           -------------
              CHEMICALS--2.5%
     1,484    Ecolab, Inc.                                        50,397
       877    International Flavors & Fragrances,
                 Inc.                                             25,100
       371    Monsanto Co.                                        28,218
       879    Praxair, Inc.                                       54,727
     2,172    Rohm and Haas Co.                                  119,872
     1,235    Sigma-Aldrich Corp.                                 44,559
                                                           -------------
                                                                 322,873
                                                           -------------
              COMMERCIAL BANKS--0.7%
     9,867    First Horizon National Corp.                        93,934
                                                           -------------
              COMMERCIAL SERVICES &
                 SUPPLIES--1.8%
     2,047    Pitney Bowes, Inc.                                  45,566
     2,104    Republic Services, Inc.                             54,409
     2,577    Stericycle, Inc. (b)                               126,068
                                                           -------------
                                                                 226,043
                                                           -------------
              COMMUNICATIONS EQUIPMENT--2.5%
     2,116    Harris Corp.                                        91,602
     2,978    Juniper Networks, Inc. (b)                          42,168
     2,911    QUALCOMM, Inc.                                     100,575


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMUNICATIONS EQUIPMENT (Continued)
    19,544    Tellabs, Inc. (b)                            $      80,717
                                                           -------------
                                                                 315,062
                                                           -------------
              COMPUTERS & PERIPHERALS--3.1%
     4,981    EMC Corp. (b)                                       54,990
     2,874    Hewlett-Packard Co.                                 99,872
       620    International Business Machines
                 Corp.                                            56,823
     2,993    Lexmark International, Inc.,
                 Class A (b)                                      70,874
     1,866    NetApp, Inc. (b)                                    27,673
     7,760    QLogic Corp. (b)                                    87,843
                                                           -------------
                                                                 398,075
                                                           -------------
              CONSTRUCTION & ENGINEERING--1.1%
     1,795    Fluor Corp.                                         69,825
     1,674    Jacobs Engineering Group, Inc. (b)                  64,734
                                                           -------------
                                                                 134,559
                                                           -------------
              CONTAINERS & PACKAGING--2.3%
     3,227    Ball Corp.                                         123,723
     2,946    Owens-Illinois, Inc. (b)                            55,974
     5,394    Pactiv Corp. (b)                                   116,618
                                                           -------------
                                                                 296,315
                                                           -------------
              DIVERSIFIED CONSUMER
                 SERVICES--1.1%
     1,752    Apollo Group, Inc., Class A (b)                    142,718
                                                           -------------
              DIVERSIFIED FINANCIAL
                 SERVICES--0.8%
       633    IntercontinentalExchange, Inc. (b)                  36,037
     3,259    NASDAQ OMX Group (The),
                 Inc. (b)                                         71,111
                                                           -------------
                                                                 107,148
                                                           -------------
              ELECTRICAL EQUIPMENT--0.9%
     2,199    Emerson Electric Co.                                71,907
     1,617    Rockwell Automation, Inc.                           42,107
                                                           -------------
                                                                 114,014
                                                           -------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS--0.5%
     2,625    FLIR Systems, Inc. (b)                              65,546
                                                           -------------
              FOOD & STAPLES RETAILING--4.8%
     1,987    Costco Wholesale Corp.                              89,475
     4,670    CVS Caremark Corp.                                 125,530
     5,082    Kroger (The) Co.                                   114,345
     3,510    Sysco Corp.                                         78,238
     3,264    Walgreen Co.                                        89,466
     2,394    Wal-Mart Stores, Inc.                              112,805
                                                           -------------
                                                                 609,859
                                                           -------------
              FOOD PRODUCTS--5.7%
     2,683    Campbell Soup Co.                                   81,483
     7,468    Dean Foods Co. (b)                                 144,431
     2,209    General Mills, Inc.                                130,662
     2,142    H.J. Heinz Co.                                      78,183
     3,002    Hershey (The) Co.                                  111,915

                        See Notes to Financial Statements               Page 77

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              FOOD PRODUCTS (Continued)
     1,836    Kellogg Co.                                  $      80,215
     3,274    McCormick & Co., Inc.                              104,899
                                                           -------------
                                                                 731,788
                                                           -------------
              GAS UTILITIES--0.4%
       777    EQT Corp.                                           26,597
       798    Questar Corp.                                       27,116
                                                           -------------
                                                                  53,713
                                                           -------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES--3.7%
     1,503    Baxter International, Inc.                          88,151
     1,177    Becton, Dickinson & Co.                             85,533
     1,238    C.R. Bard, Inc.                                    105,935
     1,847    DENTSPLY International, Inc.                        49,703
       972    Hospira, Inc. (b)                                   24,203
     2,443    St. Jude Medical, Inc. (b)                          88,851
       744    Varian Medical Systems, Inc. (b)                    27,625
                                                           -------------
                                                                 470,001
                                                           -------------
              HEALTH CARE PROVIDERS &
                 SERVICES--6.6%
     1,830    Aetna, Inc.                                         56,730
     2,104    DaVita, Inc. (b)                                    98,888
     1,465    Express Scripts, Inc. (b)                           78,758
     3,600    Humana, Inc. (b)                                   136,548
     1,619    Laboratory Corp. of America
                 Holdings (b)                                     95,845
     3,202    Medco Health Solutions, Inc. (b)                   143,866
     2,585    Quest Diagnostics, Inc.                            127,570
     3,921    UnitedHealth Group, Inc.                           111,082
                                                           -------------
                                                                 849,287
                                                           -------------
              HEALTH CARE TECHNOLOGY--0.2%
     1,720    IMS Health, Inc.                                    24,974
                                                           -------------
              HOTELS, RESTAURANTS &
                 LEISURE--1.7%
     1,341    Marriott International, Inc., Class A               21,872
     1,677    McDonald's Corp.                                    97,299
     3,311    Yum! Brands, Inc.                                   94,761
                                                           -------------
                                                                 213,932
                                                           -------------
              HOUSEHOLD DURABLES--1.1%
       624    Black & Decker (The) Corp.                          18,040
     1,914    KB HOME                                             20,422
     9,542    Pulte Homes, Inc.                                   96,852
                                                           -------------
                                                                 135,314
                                                           -------------
              HOUSEHOLD PRODUCTS--2.5%
     1,958    Colgate-Palmolive Co.                              127,347
     1,978    Kimberly-Clark Corp.                               101,808
     1,687    Procter & Gamble (The) Co.                          91,942
                                                           -------------
                                                                 321,097
                                                           -------------
              INDUSTRIAL CONGLOMERATES--0.4%
       906    3M Co.                                              48,734
                                                           -------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              INSURANCE--2.0%
     1,138    Aflac, Inc.                                  $      26,413
     2,283    Aon Corp.                                           84,585
     2,045    Chubb (The) Corp.                                   87,076
     3,521    Progressive (The) Corp.                             42,780
       583    Torchmark Corp.                                     17,490
                                                           -------------
                                                                 258,344
                                                           -------------
              INTERNET & CATALOG RETAIL--0.5%
     1,017    Amazon.com, Inc. (b)                                59,820
                                                           -------------
              IT SERVICES--2.9%
     2,921    Affiliated Computer Services, Inc.,
                 Class A (b)                                     133,956
     2,651    Automatic Data Processing, Inc.                     96,311
     1,444    Cognizant Technology Solutions
                 Corp., Class A (b)                               27,046
     2,214    Fiserv, Inc. (b)                                    70,295
       182    MasterCard, Inc., Class A                           24,712
       992    Paychex, Inc.                                       24,096
                                                           -------------
                                                                 376,416
                                                           -------------
              LIFE SCIENCES TOOLS &
                 SERVICES--0.2%
       506    Millipore Corp. (b)                                 27,911
                                                           -------------
              MACHINERY--2.8%
     1,167    Caterpillar, Inc.                                   36,002
     1,422    Danaher Corp.                                       79,532
       680    Deere & Co.                                         23,623
     1,488    Illinois Tool Works, Inc.                           48,598
     2,268    ITT Corp.                                          102,696
       912    PACCAR, Inc.                                        24,068
     1,834    Pall Corp.                                          47,812
                                                           -------------
                                                                 362,331
                                                           -------------
              MEDIA--2.1%
     6,179    Comcast Corp., Class A                              90,522
     5,858    DIRECTV Group (The), Inc. (b)                      128,291
       969    Omnicom Group, Inc.                                 25,087
     1,368    Viacom, Inc., Class B (b)                           20,178
                                                           -------------
                                                                 264,078
                                                           -------------
              METALS & MINING--1.7%
     2,563    Newmont Mining Corp.                               101,956
     2,905    Nucor Corp.                                        118,495
                                                           -------------
                                                                 220,451
                                                           -------------
              MULTILINE RETAIL--1.8%
     5,148    Family Dollar Stores, Inc.                         142,960
     2,224    Kohl's Corp. (b)                                    81,643
                                                           -------------
                                                                 224,603
                                                           -------------
              OIL, GAS & CONSUMABLE
                 FUELS--6.1%
       676    Anadarko Petroleum Corp.                            24,836
       350    Apache Corp.                                        26,250
     1,814    Chevron Corp.                                      127,923
       794    Devon Energy Corp.                                  48,910
       392    EOG Resources, Inc.                                 26,566
     1,681    Exxon Mobil Corp.                                  128,563

Page 78                 See Notes to Financial Statements

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              OIL, GAS & CONSUMABLE FUELS
                 (Continued)
       486    Hess Corp.                                   $      27,026
     1,176    Murphy Oil Corp.                                    51,956
       758    Range Resources Corp.                               27,167
     3,600    Southwestern Energy Co. (b)                        113,940
     3,088    Sunoco, Inc.                                       143,036
       739    XTO Energy, Inc.                                    27,410
                                                           -------------
                                                                 773,583
                                                           -------------
              PERSONAL PRODUCTS--0.5%
     1,085    Avon Products, Inc.                                 22,188
     1,684    Estee Lauder (The) Cos., Inc.,
                 Class A                                          44,205
                                                           -------------
                                                                  66,393
                                                           -------------
              PHARMACEUTICALS--5.2%
     2,515    Abbott Laboratories                                139,432
     1,293    Allergan, Inc.                                      49,289
     2,047    Forest Laboratories, Inc. (b)                       51,257
     1,346    Johnson & Johnson                                   77,651
    13,570    Mylan, Inc. (b)                                    153,747
     3,925    Watson Pharmaceuticals, Inc. (b)                   107,074
     2,147    Wyeth                                               92,257
                                                           -------------
                                                                 670,707
                                                           -------------
              PROFESSIONAL SERVICES--1.7%
     1,043    Dun & Bradstreet (The) Corp.                        79,268
     1,966    Equifax, Inc.                                       48,600
     5,009    Robert Half International, Inc.                     84,902
                                                           -------------
                                                                 212,770
                                                           -------------
              ROAD & RAIL--1.0%
     1,378    Burlington Northern Santa Fe Corp.                  91,292
     1,108    Norfolk Southern Corp.                              42,503
                                                           -------------
                                                                 133,795
                                                           -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--1.1%
     3,121    Altera Corp.                                        48,001
     3,073    Broadcom Corp., Class A (b)                         48,706
     7,925    LSI Corp. (b)                                       25,202
     1,463    Xilinx, Inc.                                        24,652
                                                           -------------
                                                                 146,561
                                                           -------------
              SOFTWARE--3.8%
     2,992    BMC Software, Inc. (b)                              75,787
     2,814    CA, Inc.                                            50,624
     3,416    Citrix Systems, Inc. (b)                            71,873
     3,863    Compuware Corp. (b)                                 25,110
     2,192    Intuit, Inc. (b)                                    49,649
     3,882    McAfee, Inc. (b)                                   118,361
     1,341    Microsoft Corp.                                     22,931
     4,542    Oracle Corp. (b)                                    76,442
                                                           -------------
                                                                 490,777
                                                           -------------
              SPECIALTY RETAIL--5.8%
       962    AutoZone, Inc. (b)                                 127,839
     4,103    Bed Bath & Beyond, Inc. (b)                         95,313


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              SPECIALTY RETAIL (Continued)
     1,204    GameStop Corp., Class A (b)                  $      29,835
     5,830    Home Depot (The), Inc.                             125,520
     6,236    Lowe's Cos., Inc.                                  113,932
     2,246    Sherwin-Williams (The) Co.                         107,247
     5,820    Staples, Inc.                                       92,771
     2,535    TJX (The) Cos., Inc.                                49,230
                                                           -------------
                                                                 741,687
                                                           -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS--1.0%
     2,511    Coach, Inc. (b)                                     36,661
     2,045    NIKE, Inc., Class B                                 92,536
                                                           -------------
                                                                 129,197
                                                           -------------
              THRIFTS & MORTGAGE
                 FINANCE--0.8%
     8,409    Hudson City Bancorp, Inc.                           97,544
                                                           -------------
              TRADING COMPANIES &
                 DISTRIBUTORS--1.4%
     1,496    Fastenal Co.                                        51,133
     1,702    W.W. Grainger, Inc.                                124,161
                                                           -------------
                                                                 175,294
                                                           -------------
              WIRELESS TELECOMMUNICATION
                 SERVICES--0.2%
       889    American Tower Corp., Class A (b)                   26,972
                                                           -------------
              TOTAL COMMON STOCKS--100.0%
              (Cost $14,532,093)                              12,793,930

              MONEY MARKET FUND--0.4%
    49,131    Morgan Stanley Institutional Treasury
                 Money Market Fund--0.18% (c)
              (Cost $49,131)                                      49,131
                                                           -------------

              TOTAL INVESTMENTS--100.4%
              (Cost $14,581,224) (d)                          12,843,061
              NET OTHER ASSETS AND
                 LIABILITIES --(0.4%)                            (52,258)
                                                           -------------

              NET ASSETS--100.0%                           $  12,790,803
                                                           =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Represents annualized 7-day yield at January 31, 2009.
(d) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $199,466 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,937,629.

                        See Notes to Financial Statements               Page 79

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)


--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                   $  12,843,061
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                      ----------------
Total                                                   $  12,843,061
                                                      ================


Page 80                 See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--100.1%
              AEROSPACE & DEFENSE--2.1%
     1,936    BE Aerospace, Inc. (b)                       $      18,721
        91    Boeing Co.                                           3,850
       353    GenCorp, Inc. (b)                                    1,024
       429    Goodrich Corp.                                      16,585
       242    Honeywell International, Inc.                        7,940
       353    Northrop Grumman Corp.                              16,986
       267    Precision Castparts Corp.                           17,342
        76    Raytheon Co.                                         3,847
       122    Triumph Group, Inc.                                  5,524
                                                           -------------
                                                                  91,819
                                                           -------------
              AIRLINES--0.1%
       921    Southwest Airlines Co.                               6,475
                                                           -------------
              AUTO COMPONENTS--1.3%
     3,040    ArvinMeritor, Inc.                                   5,320
       274    BorgWarner, Inc.                                     4,625
       674    Gentex Corp.                                         5,655
     3,326    Goodyear Tire & Rubber (The)
                 Co. (b)                                          20,521
       640    Johnson Controls, Inc.                               8,006
     1,400    Spartan Motors, Inc.                                 6,076
     1,499    Standard Motor Products, Inc.                        3,523
       378    Superior Industries International,
                 Inc.                                              3,882
                                                           -------------
                                                                  57,608
                                                           -------------
              AUTOMOBILES--0.4%
     1,170    HARLEY-DAVIDSON, INC.                               14,251
       215    Winnebago Industries, Inc.                           1,189
                                                           -------------
                                                                  15,440
                                                           -------------
              BEVERAGES--0.3%
       488    Dr. Pepper Snapple Group, Inc. (b)                   8,028
       293    PepsiAmericas, Inc.                                  4,726
                                                           -------------
                                                                  12,754
                                                           -------------
              BUILDING PRODUCTS--0.5%
       639    Apogee Enterprises, Inc.                             6,550
       554    Gibraltar Industries, Inc.                           5,667
        80    Lennox International, Inc.                           2,249
       407    NCI Building Systems, Inc. (b)                       4,717
       424    Quanex Building Products Corp.                       3,600
        48    Universal Forest Products, Inc.                      1,008
                                                           -------------
                                                                  23,791
                                                           -------------
              CAPITAL MARKETS--1.2%
       166    Ameriprise Financial, Inc.                           3,345
       931    Apollo Investment Corp.                              6,098
       468    Federated Investors, Inc., Class B                   9,135
       551    Invesco Ltd.                                         6,496
       175    Investment Technology Group,
                 Inc. (b)                                          3,794
     1,978    Janus Capital Group, Inc.                           10,386
       169    Raymond James Financial, Inc.                        3,128
       109    T. Rowe Price Group, Inc.                            3,006
       385    Waddell & Reed Financial, Inc.,
                 Class A                                           5,436
                                                           -------------
                                                                  50,824
                                                           -------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              CHEMICALS--4.5%
       152    A. Schulman, Inc.                            $       2,303
        77    Air Products and Chemicals, Inc.                     3,873
       389    Albemarle Corp.                                      8,655
       152    Arch Chemicals, Inc.                                 3,406
     1,417    Ashland, Inc.                                       11,364
       779    Cabot Corp.                                         10,407
       404    CF Industries Holding, Inc.                         18,988
       702    Cytec Industries, Inc.                              14,349
     1,316    Dow Chemical (The) Co.                              15,252
       627    E.I. du Pont de Nemours and Co.                     14,396
       626    Eastman Chemical Co.                                16,245
       322    H.B. Fuller Co.                                      4,498
       238    Lubrizol (The) Corp.                                 8,121
       212    Minerals Technologies, Inc.                          8,016
       149    NewMarket Corp.                                      4,694
       313    OM Group, Inc. (b)                                   6,066
     1,647    PolyOne Corp. (b)                                    3,376
       187    PPG Industries, Inc.                                 7,027
       241    Quaker Chemical Corp.                                2,750
       250    Sensient Technologies Corp.                          5,375
        55    Stepan Co.                                           2,018
       894    Terra Industries, Inc.                              18,309
       330    Valspar (The) Corp.                                  5,726
                                                           -------------
                                                                 195,214
                                                           -------------
              COMMERCIAL BANKS--0.8%
       138    Associated Banc-Corp.                                2,160
       141    BB&T Corp.                                           2,790
     1,395    Colonial BancGroup (The), Inc.                       1,102
       109    Columbia Banking System, Inc.                          970
       195    Comerica, Inc.                                       3,249
       595    Frontier Financial Corp.                             1,053
       300    Fulton Financial Corp.                               2,106
       506    Huntington Bancshares, Inc.                          1,457
       600    Independent Bank Corp.                                 954
        90    National Penn Bancshares, Inc.                         871
       998    Regions Financial Corp.                              3,453
       427    Sterling Bancshares, Inc.                            2,374
       451    Sterling Financial Corp.                               834
       131    SunTrust Banks, Inc.                                 1,606
        82    Susquehanna Bancshares, Inc.                           902
        90    Umpqua Holdings Corp.                                  882
       210    Webster Financial Corp.                                878
       162    Whitney Holding Corp.                                2,104
       126    Wintrust Financial Corp.                             1,685
       324    Zions Bancorporation                                 4,835
                                                           -------------
                                                                  36,265
                                                           -------------
              COMMERCIAL SERVICES &
                 SUPPLIES--2.1%
       452    ATC Technology Corp. (b)                             5,899
       355    Avery Dennison Corp.                                 8,602
       446    Bowne & Co., Inc.                                    1,249
       554    Brink's (The) Co.                                   14,643
       500    Cintas Corp.                                        11,375
       293    Consolidated Graphics, Inc. (b)                      4,720
       176    Corrections Corp. of America (b)                     2,425
       398    Deluxe Corp.                                         4,589
       257    G&K Services, Inc., Class A                          4,742
       547    HNI Corp.                                            7,226

                        See Notes to Financial Statements               Page 81

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              COMMERCIAL SERVICES & SUPPLIES (Continued)
     1,426    Interface, Inc., Class A                     $       5,818
       249    Mine Safety Appliances Co.                           4,885
       180    Mobile Mini, Inc. (b)                                2,275
     1,170    R.R. Donnelley & Sons Co.                           11,419
       116    Waste Management, Inc.                               3,618
                                                           -------------
                                                                  93,485
                                                           -------------
              COMMUNICATIONS EQUIPMENT--1.7%
       528    ADC Telecommunications, Inc. (b)                     2,677
       401    ADTRAN, Inc.                                         6,075
       152    Black Box Corp.                                      3,318
       155    Blue Coat Systems, Inc. (b)                          1,486
     1,735    Ciena Corp. (b)                                     10,826
     2,084    Corning, Inc.                                       21,070
       489    Digi International, Inc. (b)                         3,716
       925    Harmonic, Inc. (b)                                   4,764
     2,176    JDS Uniphase Corp. (b)                               7,899
     1,008    PC-Tel, Inc.                                         6,512
       441    Polycom, Inc. (b)                                    6,196
                                                           -------------
                                                                  74,539
                                                           -------------
              COMPUTERS & PERIPHERALS--0.4%
       421    NCR Corp. (b)                                        5,284
     1,118    Novatel Wireless, Inc. (b)                           6,194
       535    Teradata Corp. (b)                                   7,024
                                                           -------------
                                                                  18,502
                                                           -------------
              CONSTRUCTION & ENGINEERING--0.6%
     1,449    Dycom Industries, Inc. (b)                           9,867
       177    EMCOR Group, Inc. (b)                                3,644
       392    KBR, Inc.                                            5,551
       141    Shaw Group (The), Inc. (b)                           3,920
        71    URS Corp. (b)                                        2,418
                                                           -------------
                                                                  25,400
                                                           -------------
              CONSTRUCTION MATERIALS--0.1%
       115    Texas Industries, Inc.                               2,612
                                                           -------------
              CONSUMER FINANCE--0.6%
       209    American Express Co.                                 3,497
       365    Capital One Financial Corp.                          5,782
       190    Cash America International, Inc.                     3,473
     1,220    Discover Financial Services                          8,722
     1,533    Rewards Network, Inc. (b)                            4,047
                                                           -------------
                                                                  25,521
                                                           -------------
              CONTAINERS & PACKAGING--1.5%
       336    Bemis Co., Inc.                                      7,584
       356    Greif, Inc., Class A                                10,773
       649    Myers Industries, Inc.                               4,069
       644    Packaging Corp. of America                           9,145
        38    Rock-Tenn Co., Class A                               1,184
       778    Sealed Air Corp.                                    10,542
       257    Sonoco Products Co.                                  5,893
     3,102    Temple-Inland, Inc.                                 17,588
                                                           -------------
                                                                  66,778
                                                           -------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              DISTRIBUTORS--0.1%
       259    Audiovox Corp., Class A (b)                  $       1,168
       102    Genuine Parts Co.                                    3,266
                                                           -------------
                                                                   4,434
                                                           -------------
              DIVERSIFIED CONSUMER
                 SERVICES--0.9%
       679    Brink's Home Security Holdings,
                 Inc. (b)                                         15,530
       156    Hillenbrand, Inc.                                    2,884
       820    Regis Corp.                                          9,225
     2,397    Service Corp. International                         10,906
                                                           -------------
                                                                  38,545
                                                           -------------
              DIVERSIFIED FINANCIAL
                 SERVICES--0.7%
       564    Bank of America Corp.                                3,711
     3,499    CIT Group, Inc.                                      9,762
        55    Financial Federal Corp.                              1,195
       802    Leucadia National Corp. (b)                         12,768
       193    Moody's Corp.                                        4,134
                                                           -------------
                                                                  31,570
                                                           -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES--1.4%
       408    AT&T, Inc.                                          10,045
       727    CenturyTel, Inc.                                    19,731
     1,497    Cincinnati Bell, Inc. (b)                            2,081
       221    Embarq Corp.                                         7,894
       791    FairPoint Communications, Inc.                       2,159
     1,064    Qwest Communications International,
                 Inc.                                              3,426
       114    Verizon Communications, Inc.                         3,405
     1,263    Windstream Corp.                                    10,963
                                                           -------------
                                                                  59,704
                                                           -------------
              ELECTRIC UTILITIES--3.2%
       114    Allegheny Energy, Inc.                               3,789
        80    ALLETE, Inc.                                         2,488
       349    American Electric Power Co., Inc.                   10,941
       109    Central Vermont Public Service
                 Corp.                                             2,463
       114    Cleco Corp.                                          2,605
       126    DPL, Inc.                                            2,715
       775    Duke Energy Corp.                                   11,742
       362    Edison International                                11,791
        47    Entergy Corp.                                        3,589
       163    FirstEnergy Corp.                                    8,148
        77    FPL Group, Inc.                                      3,969
       449    Great Plains Energy, Inc.                            8,562
       131    Hawaiian Electric Industries, Inc.                   2,840
       203    IDACORP, Inc.                                        5,909
       120    Northeast Utilities                                  2,856
       876    NV Energy, Inc.                                      9,399
       655    Pepco Holdings, Inc.                                11,667
       362    Pinnacle West Capital Corp.                         12,117
       126    PPL Corp.                                            3,863
       199    Progress Energy, Inc.                                7,705
        86    UIL Holdings Corp.                                   2,273
        44    UniSource Energy Corp.                               1,243

Page 82                 See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              ELECTRIC UTILITIES (Continued)
       290    Westar Energy, Inc.                          $       5,823
                                                           -------------
                                                                 138,497
                                                           -------------
              ELECTRICAL EQUIPMENT--1.1%
       134    A.O. Smith Corp.                                     3,682
        74    Acuity Brands, Inc.                                  1,988
       290    Baldor Electric Co.                                  4,063
       248    Belden, Inc.                                         3,239
       166    Brady Corp., Class A                                 3,473
       414    C&D Technologies, Inc. (b)                           1,234
       543    Cooper Industries Ltd., Class A                     14,612
       265    Hubbell, Inc., Class B                               8,215
       540    Magnetek, Inc. (b)                                   1,080
       259    Woodward Governor Co.                                5,328
                                                           -------------
                                                                  46,914
                                                           -------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS--3.7%
       605    Agilysys, Inc.                                       2,160
       220    Anixter International, Inc. (b)                      5,936
       632    Arrow Electronics, Inc. (b)                         12,052
       654    Avnet, Inc. (b)                                     12,962
       407    Benchmark Electronics, Inc. (b)                      4,778
     1,192    Brightpoint, Inc. (b)                                5,579
       673    Checkpoint Systems, Inc. (b)                         6,023
       175    Cognex Corp.                                         2,286
     1,201    CTS Corp.                                            6,173
     1,015    Gerber Scientific, Inc. (b)                          3,187
       647    Ingram Micro, Inc., Class A (b)                      7,939
     2,354    Jabil Circuit, Inc.                                 13,700
       239    Littelfuse, Inc. (b)                                 3,657
       982    Methode Electronics, Inc.                            4,537
     1,096    Molex, Inc.                                         14,654
        97    MTS Systems Corp.                                    2,540
       765    Newport Corp. (b)                                    4,093
       469    RadiSys Corp. (b)                                    2,218
       143    Rogers Corp. (b)                                     3,504
       206    ScanSource, Inc. (b)                                 3,856
       584    SYNNEX Corp. (b)                                     8,964
       486    Tech Data Corp. (b)                                  8,801
     1,902    Technitrol, Inc.                                     4,184
     1,225    Tyco Electronics Ltd.                               17,346
                                                           -------------
                                                                 161,129
                                                           -------------
              ENERGY EQUIPMENT &
                 SERVICES--3.8%
       433    Atwood Oceanics, Inc. (b)                            7,209
       193    Bristow Group, Inc. (b)                              4,669
       699    Exterran Holdings, Inc. (b)                         15,490
       459    Gulf Island Fabrication, Inc.                        5,779
       873    Halliburton Co.                                     15,059
       677    Matrix Service Co. (b)                               3,581
       812    National Oilwell Varco, Inc. (b)                    21,469
       899    Noble Corp.                                         24,408
       932    Pride International, Inc. (b)                       15,024
     1,249    Rowan Cos., Inc.                                    15,812
       370    Tidewater, Inc.                                     15,396


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              ENERGY EQUIPMENT & SERVICES (Continued)
     1,835    Weatherford International Ltd. (b)           $      20,240
                                                           -------------
                                                                 164,136
                                                           -------------
              FOOD & STAPLES RETAILING--1.6%
       402    Andersons (The), Inc.                                6,589
       828    Great Atlantic & Pacific Tea (The)
                 Co., Inc. (b)                                     5,895
        58    Nash Finch Co.                                       2,496
       216    Ruddick Corp.                                        5,195
       489    Safeway, Inc.                                       10,479
     1,360    SUPERVALU, Inc.                                     23,854
     1,683    Whole Foods Market, Inc.                            17,251
                                                           -------------
                                                                  71,759
                                                           -------------
              FOOD PRODUCTS--0.9%
       551    Archer-Daniels-Midland Co.                          15,087
       300    Corn Products International, Inc.                    6,945
        89    J.M. Smucker (The) Co.                               4,018
       205    Smithfield Foods, Inc. (b)                           2,433
     1,327    Tyson Foods, Inc., Class A                          11,744
                                                           -------------
                                                                  40,227
                                                           -------------
              GAS UTILITIES--1.2%
        92    AGL Resources, Inc.                                  2,836
       168    Atmos Energy Corp.                                   4,124
       507    Energen Corp.                                       14,810
       277    National Fuel Gas Co.                                8,300
        32    New Jersey Resources Corp.                           1,283
       229    Nicor, Inc.                                          7,834
        29    Northwest Natural Gas Co.                            1,245
       205    ONEOK, Inc.                                          5,990
       157    Southwest Gas Corp.                                  4,044
                                                           -------------
                                                                  50,466
                                                           -------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES--2.1%
     1,803    Advanced Medical Optics, Inc. (b)                   39,613
        95    Analogic Corp.                                       2,375
       317    Cooper (The) Cos., Inc.                              6,013
       107    Covidien Ltd.                                        4,102
       362    Hill-Rom Holdings, Inc.                              5,097
       167    Invacare Corp.                                       3,183
        67    Kensey Nash Corp. (b)                                1,385
     3,917    Osteotech, Inc. (b)                                 11,908
       249    STERIS Corp.                                         6,623
     5,657    Theragenics Corp. (b)                                7,298
       137    Zoll Medical Corp. (b)                               2,193
                                                           -------------
                                                                  89,790
                                                           -------------
              HEALTH CARE PROVIDERS &
                 SERVICES--3.9%
       613    AMN Healthcare Services, Inc. (b)                    4,168
       113    Cardinal Health, Inc.                                4,254
       132    Centene Corp. (b)                                    2,340
       690    CIGNA Corp.                                         11,978
       594    Community Health Systems, Inc. (b)                  11,072
       118    CorVel Corp. (b)                                     2,082
     1,334    Coventry Health Care, Inc. (b)                      20,183
       590    Cross Country Healthcare, Inc. (b)                   4,419

                        See Notes to Financial Statements               Page 83

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              HEALTH CARE PROVIDERS & SERVICES
                 (Continued)
     4,840    Health Management Associates,
                 Inc., Class A (b)                         $       7,696
     1,094    Health Net, Inc. (b)                                16,005
       915    Kindred Healthcare, Inc. (b)                        12,417
       522    LifePoint Hospitals, Inc. (b)                       11,766
       100    McKesson Corp.                                       4,420
       497    MedCath Corp. (b)                                    3,126
       125    MEDNAX, Inc. (b)                                     4,196
        35    Owens & Minor, Inc.                                  1,392
        83    PharMerica Corp. (b)                                 1,365
       262    RehabCare Group, Inc. (b)                            3,655
       230    Universal Health Services, Inc.,
                 Class B                                           8,706
     1,158    WellCare Health Plans, Inc. (b)                     17,115
       377    WellPoint, Inc. (b)                                 15,627
                                                           -------------
                                                                 167,982
                                                           -------------
              HEALTH CARE TECHNOLOGY--0.1%
       366    Eclipsys Corp. (b)                                   3,206
       103    Phase Forward, Inc. (b)                              1,391
                                                           -------------
                                                                   4,597
                                                           -------------
              HOTELS, RESTAURANTS &
                 LEISURE--2.8%
       583    Bob Evans Farms, Inc.                               10,237
     2,519    Boyd Gaming Corp.                                   12,117
       654    Carnival Corp.                                      11,896
       858    Cheesecake Factory (The), Inc. (b)                   7,447
       138    Darden Restaurants, Inc.                             3,618
       224    DineEquity, Inc.                                     1,980
       326    International Game Technology                        3,456
       207    International Speedway Corp., Class A                4,819
       737    Interval Leisure Group, Inc. (b)                     3,692
       447    Landry's Restaurants, Inc.                           2,888
       920    Life Time Fitness, Inc. (b)                         13,626
        80    Marcus (The) Corp.                                     826
     2,180    Multimedia Games, Inc. (b)                           3,728
       308    Red Robin Gourmet Burgers, Inc. (b)                  3,751
     4,243    Ruby Tuesday, Inc.                                   5,261
       164    Scientific Games Corp., Class A (b)                  2,061
       213    Sonic Corp. (b)                                      2,075
       649    Starwood Hotels & Resorts
                 Worldwide, Inc.                                   9,813
       218    Steak n Shake (The) Co. (b)                          1,247
     3,031    Wyndham Worldwide Corp.                             18,581
                                                           -------------
                                                                 123,119
                                                           -------------
              HOUSEHOLD DURABLES--2.0%
     1,967    American Greetings Corp., Class A                    8,537
       387    Bassett Furniture Industries, Inc.                   1,273
       361    Ethan Allen Interiors, Inc.                          4,112
       282    Fortune Brands, Inc.                                 9,024
       950    Harman International Industries, Inc.               15,286
        52    National Presto Industries, Inc.                     3,491
     1,189    Newell Rubbermaid, Inc.                              9,607
       202    Snap-on, Inc.                                        6,096
       341    Stanley Works (The)                                 10,660


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              HOUSEHOLD DURABLES (Continued)
       160    Universal Electronics, Inc. (b)              $       1,805
       480    Whirlpool Corp.                                     16,046
                                                           -------------
                                                                  85,937
                                                           -------------
              INDEPENDENT POWER PRODUCERS &
                 ENERGY TRADERS--1.0%
     1,928    AES (The) Corp. (b)                                 15,250
       463    Constellation Energy Group, Inc.                    12,177
     7,943    Dynegy, Inc., Class A (b)                           16,760
                                                           -------------
                                                                  44,187
                                                           -------------
              INDUSTRIAL CONGLOMERATES--1.0%
       576    Carlisle Cos., Inc.                                 10,754
       239    General Electric Co.                                 2,899
       200    Standex International Corp.                          3,070
     1,146    Textron, Inc.                                       10,348
       143    Tredegar Corp.                                       2,360
       735    Tyco International Ltd.                             15,450
                                                           -------------
                                                                  44,881
                                                           -------------
              INSURANCE--1.6%
       260    American Financial Group, Inc.                       4,415
       129    Assurant, Inc.                                       3,406
       133    Cincinnati Financial Corp.                           2,917
        71    Delphi Financial Group, Inc., Class A                1,077
       100    First American Corp.                                 2,184
       617    Lincoln National Corp.                               9,336
       137    Loews Corp.                                          3,343
       228    MetLife, Inc.                                        6,550
     2,177    National Financial Partners Corp.                    5,595
       263    Presidential Life Corp.                              2,543
       201    Protective Life Corp.                                1,664
       263    Prudential Financial, Inc.                           6,772
       104    Safety Insurance Group, Inc.                         3,642
       175    Travelers (The) Cos., Inc.                           6,762
       181    Unitrin, Inc.                                        2,310
       209    Unum Group                                           2,959
        82    Zenith National Insurance Corp.                      2,299
                                                           -------------
                                                                  67,774
                                                           -------------
              INTERNET & CATALOG RETAIL--0.6%
        53    Blue Nile, Inc. (b)                                  1,072
     1,928    Expedia, Inc. (b)                                   17,217
     1,031    Ticketmaster Entertainment, Inc. (b)                 6,134
                                                           -------------
                                                                  24,423
                                                           -------------
              IT SERVICES--1.6%
     1,069    Acxiom Corp.                                        10,166
     1,078    CIBER, Inc. (b)                                      4,700
       565    Computer Sciences Corp. (b)                         20,815
     1,239    Convergys Corp. (b)                                  9,330
       715    Fidelity National Information
              Services, Inc.                                      11,376
     3,436    Gevity HR, Inc.                                      6,906
        98    Lender Processing Services, Inc.                     2,540
        37    MAXIMUS, Inc.                                        1,375
       892    Startek, Inc. (b)                                    4,139
                                                           -------------
                                                                  71,347
                                                           -------------

Page 84                 See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              LEISURE EQUIPMENT & PRODUCTS--1.1%
     1,083    Arctic Cat, Inc.                             $       4,646
       933    Callaway Golf Co.                                    7,100
     3,018    Eastman Kodak Co.                                   13,672
       133    Hasbro, Inc.                                         3,209
       320    JAKKS Pacific, Inc. (b)                              5,869
       497    Mattel, Inc.                                         7,052
       139    Polaris Industries, Inc.                             2,957
       372    RC2 Corp. (b)                                        2,161
                                                           -------------
                                                                  46,666
                                                           -------------

              LIFE SCIENCES TOOLS &
                 SERVICES--1.5%
     3,985    Affymetrix, Inc. (b)                                12,673
       860    Cambrex Corp. (b)                                    2,812
       455    Charles River Laboratories
                 International, Inc. (b)                          11,107
        62    Covance, Inc. (b)                                    2,393
       341    Life Technologies Corp. (b)                          8,682
       534    PAREXEL International Corp. (b)                      5,281
       836    PerkinElmer, Inc.                                   10,550
       233    Thermo Fisher Scientific, Inc. (b)                   8,372
        86    Varian, Inc. (b)                                     2,394
                                                           -------------
                                                                  64,264
                                                           -------------

              MACHINERY--5.5%
       631    AGCO Corp. (b)                                      13,428
       309    Albany International Corp., Class A                  3,093
       358    Barnes Group, Inc.                                   4,045
       148    Briggs & Stratton Corp.                              2,189
       174    Cascade Corp.                                        3,983
       241    CIRCOR International, Inc.                           5,362
       691    Crane Co.                                           12,037
       743    Cummins, Inc.                                       17,817
       241    Dover Corp.                                          6,815
       319    Eaton Corp.                                         14,042
       185    EnPro Industries, Inc. (b)                           3,386
       726    Federal Signal Corp.                                 4,901
       308    Flowserve Corp.                                     16,419
       431    Harsco Corp.                                        10,223
     1,144    Ingersoll-Rand Co. Ltd., Class A                    18,543
       486    John Bean Technologies Corp.                         4,714
        76    Kaydon Corp.                                         2,067
       391    Kennametal, Inc.                                     6,272
       125    Lindsay Corp.                                        3,250
     1,152    Lydall, Inc. (b)                                     4,251
     2,293    Manitowoc (The) Co., Inc.                           12,612
       185    Nordson Corp.                                        5,589
     1,340    Oshkosh Truck Corp.                                  9,675
       373    Parker Hannifin Corp.                               14,252
       366    Pentair, Inc.                                        8,370
       409    Robbins & Myers, Inc.                                7,072
       214    SPX Corp.                                            9,012
       758    Timken (The) Co.                                    11,287
       576    Wabash National Corp.                                1,624
       159    Watts Water Technologies, Inc.,
                 Class A                                           3,543
                                                           -------------
                                                                 239,873
                                                           -------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              MARINE--0.3%
       475    Alexander & Baldwin, Inc.                    $      10,469
       190    Kirby Corp. (b)                                      4,556
                                                           -------------
                                                                  15,025
                                                           -------------
              MEDIA--2.4%
       195    Arbitron, Inc.                                       2,929
       587    E.W. Scripps (The) Co., Class A                        945
     2,387    Harte-Hanks, Inc.                                   15,038
     2,935    Interpublic Group of Cos (The).,
                 Inc. (b)                                          9,774
       903    Live Nation, Inc. (b)                                4,723
       928    Meredith Corp.                                      14,820
     2,184    News Corp., Class A                                 13,956
       877    Scholastic Corp.                                     9,559
     1,973    Time Warner, Inc.                                   18,407
       512    Walt Disney (The) Co.                               10,588
        10    Washington Post (The) Co.,
                 Class B                                           3,906
                                                           -------------
                                                                 104,645
                                                           -------------
              METALS & MINING--2.6%
     2,130    AK Steel Holding Corp.                              17,188
     1,763    Alcoa, Inc.                                         13,734
       777    Allegheny Technologies, Inc.                        17,164
       190    AMCOL International Corp.                            2,753
       725    Carpenter Technology Corp.                          11,963
     1,004    Commercial Metals Co.                               11,546
       325    Olympic Steel, Inc.                                  5,158
       463    RTI International Metals, Inc. (b)                   6,163
       534    United States Steel Corp.                           16,036
     1,352    Worthington Industries, Inc.                        13,601
                                                           -------------
                                                                 115,306
                                                           -------------
              MULTILINE RETAIL--1.9%
     1,096    Big Lots, Inc. (b)                                  14,741
       120    Fred's, Inc., Class A                                1,231
     1,008    J. C. Penney Co., Inc.                              16,884
     1,918    Macy's, Inc.                                        17,166
     1,194    Nordstrom, Inc.                                     15,152
     1,978    Saks, Inc. (b)                                       4,985
       230    Target Corp.                                         7,176
     4,061    Tuesday Morning Corp. (b)                            4,792
                                                           -------------
                                                                  82,127
                                                           -------------
              MULTI-UTILITIES--3.7%
       297    Alliant Energy Corp.                                 8,563
       349    Ameren Corp.                                        11,604
       134    Avista Corp.                                         2,551
       221    Black Hills Corp.                                    5,857
       307    CenterPoint Energy, Inc.                             4,108
        25    CH Energy Group, Inc.                                1,265
     1,149    CMS Energy Corp.                                    13,501
       204    Consolidated Edison, Inc.                            8,313
       108    Dominion Resources, Inc.                             3,799
       326    DTE Energy Co.                                      11,247
        90    Integrys Energy Group, Inc.                          3,758
       402    MDU Resources Group, Inc.                            7,996
     1,448    NiSource, Inc.                                      14,016
        79    NSTAR                                                2,672
       231    OGE Energy Corp.                                     5,701

                        See Notes to Financial Statements               Page 85

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              MULTI-UTILITIES (Continued)
       205    PG&E Corp.                                   $       7,927
       106    Puget Energy, Inc.                                   3,116
       223    SCANA Corp.                                          7,647
       186    Sempra Energy                                        8,154
     1,286    TECO Energy, Inc.                                   15,444
       115    Vectren Corp.                                        2,966
        92    Wisconsin Energy Corp.                               4,101
       428    Xcel Energy, Inc.                                    7,901
                                                           -------------
                                                                 162,207
                                                           -------------
              OFFICE ELECTRONICS--0.3%
     1,459    Xerox Corp.                                          9,688
       294    Zebra Technologies Corp.,
                 Class A (b)                                       4,948
                                                           -------------
                                                                  14,636
                                                           -------------
              OIL, GAS & CONSUMABLE
                 FUELS--8.0%
       914    Arch Coal, Inc.                                     13,884
       705    Bill Barrett Corp. (b)                              15,588
       557    Cimarex Energy Co.                                  13,836
       384    ConocoPhillips                                      18,252
     2,029    El Paso Corp.                                       16,597
       903    Forest Oil Corp. (b)                                13,545
       218    Holly Corp.                                          5,095
       726    Marathon Oil Corp.                                  19,768
     1,460    Mariner Energy, Inc. (b)                            14,454
       576    Massey Energy Co.                                    8,744
       754    Newfield Exploration Co. (b)                        14,469
       403    Noble Energy, Inc.                                  19,718
       331    Occidental Petroleum Corp.                          18,056
       354    Overseas Shipholding Group, Inc.                    12,638
     1,906    Patriot Coal Corp. (b)                               9,778
       511    Peabody Energy Corp.                                12,775
     1,227    Pioneer Natural Resources Co.                       17,963
       641    Plains Exploration & Production
                 Co. (b)                                          13,538
       914    Southern Union Co.                                  11,781
       739    Spectra Energy Corp.                                10,723
       601    Stone Energy Corp. (b)                               5,157
     1,207    Tesoro Corp.                                        20,796
       918    Valero Energy Corp.                                 22,141
     1,371    Williams (The) Cos., Inc.                           19,400
                                                           -------------
                                                                 348,696
                                                           -------------
              PAPER & FOREST PRODUCTS--1.2%
     1,819    Buckeye Technologies, Inc. (b)                       5,311
     1,683    International Paper Co.                             15,349
     1,774    MeadWestvaco Corp.                                  20,650
       749    Neenah Paper, Inc.                                   5,041
       198    Schweitzer-Mauduit International,
                 Inc.                                              4,237
                                                           -------------
                                                                  50,588
                                                           -------------
              PERSONAL PRODUCTS--0.4%
       951    NBTY, Inc. (b)                                      17,945
                                                           -------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              PHARMACEUTICALS--0.4%
     1,496    King Pharmaceuticals, Inc. (b)               $      13,075
       449    Pfizer, Inc.                                         6,546
                                                           -------------
                                                                  19,621
                                                           -------------
              PROFESSIONAL SERVICES--1.3%
       120    Administaff, Inc.                                    2,531
       511    CDI Corp.                                            5,478
       241    Heidrick & Struggles International,
                 Inc.                                              3,663
       666    Kelly Services, Inc., Class A                        6,034
       175    Manpower, Inc.                                       4,981
       657    Monster Worldwide, Inc. (b)                          6,051
     1,582    MPS Group, Inc. (b)                                  9,570
       701    On Assignment, Inc. (b)                              3,246
       208    School Specialty, Inc. (b)                           3,432
     2,995    Spherion Corp. (b)                                   4,283
       542    TrueBlue, Inc. (b)                                   4,607
       717    Volt Information Sciences, Inc. (b)                  3,822
                                                           -------------
                                                                  57,698
                                                           -------------
              REAL ESTATE INVESTMENT
                 TRUSTS--2.1%
       124    AMB Property Corp.                                   1,999
       221    BioMed Realty Trust, Inc.                            2,440
       183    Cedar Shopping Centers, Inc.                         1,122
       156    Colonial Properties Trust                            1,147
     3,256    Developers Diversified Realty Corp.                 15,629
       783    DiamondRock Hospitality Co.                          3,210
       264    Duke Realty Corp.                                    2,431
       133    Entertainment Properties Trust                       3,012
       401    Hospitality Properties Trust                         5,381
     1,535    Host Hotels & Resorts, Inc.                          8,258
       233    Kite Realty Group Trust                              1,079
       360    LaSalle Hotel Properties                             2,999
        64    LTC Properties, Inc.                                 1,324
       411    Medical Properties Trust, Inc.                       1,870
       151    National Retail Properties, Inc.                     2,179
       174    Pennsylvania Real Estate Investment
                 Trust                                               771
       229    Potlatch Corp.                                       5,769
       837    ProLogis                                             8,378
       250    Public Storage                                      15,468
        92    Rayonier, Inc.                                       2,708
        72    Senior Housing Properties Trust                      1,165
       335    SL Green Realty Corp.                                5,263
                                                           -------------
                                                                  93,602
                                                           -------------
              REAL ESTATE MANAGEMENT &
                 DEVELOPMENT--0.0%
       137    Forestar Group, Inc. (b)                             1,528
                                                           -------------
              ROAD & RAIL--1.0%
       132    Arkansas Best Corp.                                  3,087
       358    CSX Corp.                                           10,368
       455    Kansas City Southern (b)                             8,263
       409    Ryder System, Inc.                                  13,816
       167    Union Pacific Corp.                                  7,313
                                                           -------------
                                                                  42,847
                                                           -------------

 Page 86                  See Notes to Financial Statements

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--3.2%
       260    Advanced Energy Industries, Inc. (b)         $       2,335
       611    Analog Devices, Inc.                                12,208
       383    Applied Materials, Inc.                              3,589
       152    Cabot Microelectronics Corp. (b)                     3,460
       889    Cypress Semiconductor Corp. (b)                      4,009
     3,046    Fairchild Semiconductor
                 International, Inc. (b)                          13,859
     1,545    Integrated Device Technology, Inc. (b)               8,868
       793    Intel Corp.                                         10,230
     1,621    Intersil Corp., Class A                             15,092
       365    KLA-Tencor Corp.                                     7,315
       198    Microchip Technology, Inc.                           3,756
     4,403    Micron Technology, Inc. (b)                         16,379
       205    Microsemi Corp. (b)                                  1,722
       314    Novellus Systems, Inc. (b)                           4,330
       984    NVIDIA Corp. (b)                                     7,823
     3,703    RF Micro Devices, Inc. (b)                           3,999
       367    Rudolph Technologies, Inc. (b)                       1,031
     1,195    Skyworks Solutions, Inc. (b)                         5,162
       318    Standard Microsystems Corp. (b)                      4,404
        54    Supertex, Inc. (b)                                   1,225
       918    Teradyne, Inc. (b)                                   4,416
     1,154    TriQuint Semiconductor, Inc. (b)                     2,331
       205    Veeco Instruments, Inc. (b)                            990
                                                           -------------
                                                                 138,533
                                                           -------------
              SOFTWARE--0.9%
       789    Cadence Design Systems, Inc. (b)                     2,982
       354    Fair Isaac Corp.                                     4,496
       198    JDA Software Group, Inc. (b)                         2,218
       164    Manhattan Associates, Inc. (b)                       2,516
       134    Progress Software Corp. (b)                          2,286
     1,964    Radiant Systems, Inc. (b)                            6,795
       588    Symantec Corp. (b)                                   9,014
       876    Take-Two Interactive Software,
                 Inc. (b)                                          6,150
       166    Taleo Corp, Class A (b)                              1,399
                                                           -------------
                                                                  37,856
                                                           -------------
              SPECIALTY RETAIL--5.6%
     1,591    American Eagle Outfitters, Inc.                     14,335
     2,581    AnnTaylor Stores Corp. (b)                          12,699
       794    Barnes & Noble, Inc.                                13,037
       414    Best Buy Co., Inc.                                  11,600
       996    Big 5 Sporting Goods Corp.                           5,239
       613    Brown Shoe Co., Inc.                                 2,875
       182    Buckle (The), Inc.                                   3,849
     1,135    Cabela's, Inc. (b)                                   6,367
       367    CarMax, Inc. (b)                                     3,035
       172    Cato (The) Corp., Class A                            2,276
     1,020    Charlotte Russe Holding, Inc. (b)                    5,253
       926    Christopher & Banks Corp.                            3,593
     1,014    Coldwater Creek, Inc. (b)                            2,859
       509    Collective Brands, Inc. (b)                          5,431
     1,623    Foot Locker, Inc.                                   11,945


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              SPECIALTY RETAIL (Continued)
     1,186    Gap (The), Inc.                              $      13,378
       391    Genesco, Inc. (b)                                    6,021
       481    Group 1 Automotive, Inc.                             4,796
       139    Haverty Furniture Cos., Inc.                         1,115
       335    Jo-Ann Stores, Inc. (b)                              4,278
     1,582    Limited Brands, Inc.                                12,529
       489    Men's Wearhouse (The), Inc.                          5,697
       124    Midas, Inc. (b)                                      1,085
     6,664    Office Depot, Inc. (b)                              14,394
     5,450    Pacific Sunwear of California, Inc. (b)              6,813
     1,256    Pep Boys-Manny, Moe & Jack (The)                     3,630
     1,330    RadioShack Corp.                                    15,242
       675    Rent-A-Center, Inc. (b)                             10,024
     1,663    Sonic Automotive, Inc., Class A                      3,376
     1,148    Stein Mart, Inc.                                     1,343
       672    Tiffany & Co.                                       13,944
     1,532    Tween Brands, Inc. (b)                               4,121
     1,895    Williams-Sonoma, Inc.                               15,008
     1,558    Zale Corp. (b)                                       1,932
                                                           -------------
                                                                 243,119
                                                           -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS--1.7%
       227    Hanesbrands, Inc. (b)                                2,041
       407    Iconix Brand Group, Inc. (b)                         3,366
       661    Jones Apparel Group, Inc.                            2,287
       705    Movado Group, Inc.                                   5,414
       755    Oxford Industries, Inc.                              5,028
     1,044    Perry Ellis International, Inc. (b)                  4,009
       591    Phillips-Van Heusen Corp.                           11,241
       350    Polo Ralph Lauren Corp.                             14,361
       705    Quiksilver, Inc. (b)                                 1,481
       516    Skechers U.S.A., Inc., Class A (b)                   5,139
       175    UniFirst Corp.                                       4,592
       212    VF Corp.                                            11,876
       188    Wolverine World Wide, Inc.                           3,410
                                                           -------------
                                                                  74,245
                                                           -------------
              THRIFTS & MORTGAGE FINANCE--0.1%
       470    Anchor BanCorp Wisconsin, Inc.                         949
       223    BankAtlantic Bancorp, Inc., Class A                    517
     1,827    Flagstar Bancorp, Inc. (b)                           1,097
                                                           -------------
                                                                   2,563
                                                           -------------
              TOBACCO--0.7%
       882    Alliance One International, Inc. (b)                 2,117
       528    Altria Group, Inc.                                   8,733
       197    Reynolds American, Inc.                              7,521
       399    Universal Corp.                                     12,202
                                                           -------------
                                                                  30,573
                                                           -------------
              TRADING COMPANIES &
                 DISTRIBUTORS--0.5%
       275    Applied Industrial Technologies, Inc.                4,342
       280    GATX Corp.                                           6,748
       143    Kaman Corp.                                          2,730
     1,306    United Rentals, Inc. (b)                             7,287
        34    Watsco, Inc.                                         1,124
                                                           -------------
                                                                  22,231
                                                           -------------

                        See Notes to Financial Statements               Page 87

First Trust Multi Cap Value AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              WIRELESS TELECOMMUNICATION
                 SERVICES--0.2%
       273    Telephone and Data Systems, Inc.             $       8,329
                                                           -------------


              TOTAL COMMON STOCKS--100.1%
              (Cost $5,884,301)                                4,363,168


              MONEY MARKET FUND--0.6%
    26,089    Morgan Stanley Institutional Treasury
                 Money Market Fund--0.18% (c)
              (Cost $26,089)                                      26,089
                                                           -------------

              TOTAL INVESTMENTS--100.7%
              (Cost $5,910,390) (d)                            4,389,257
              NET OTHER ASSETS AND
                 LIABILITIES--(0.7%)                             (28,946)
                                                           -------------
              NET ASSETS--100.0%                           $   4,360,311
                                                           =============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c)  Represents annualized 7-day yield at January 31, 2009.
(d)  Aggregate cost for federal income tax and financial reporting purposes.
     As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $51,521 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,572,654.


--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                  $    4,389,257
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                      ----------------

Total                                                  $    4,389,257
                                                      ================


Page 88                 See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX(R) Fund
Portfolio of Investments (a)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS--99.9%
              AEROSPACE & DEFENSE--2.5%
       497    AAR Corp. (b)                                $       9,016
       243    Alliant Techsystems, Inc. (b)                       19,637
       510    Applied Signal Technology, Inc.                      8,945
       167    Axsys Technologies, Inc. (b)                         7,131
       197    Cubic Corp.                                          5,351
       110    Curtiss-Wright Corp.                                 3,553
       193    Esterline Technologies Corp. (b)                     6,965
       186    General Dynamics Corp.                              10,552
       224    L-3 Communications Holdings, Inc.                   17,700
       197    Lockheed Martin Corp.                               16,162
       200    Moog, Inc., Class A (b)                              5,992
       274    Orbital Sciences Corp. (b)                           4,595
       274    Rockwell Collins, Inc.                              10,324
       120    Teledyne Technologies, Inc. (b)                      3,344
                                                            ------------
                                                                 129,267
                                                            ------------
              AIR FREIGHT & LOGISTICS--1.6%
       501    C.H. Robinson Worldwide, Inc.                       23,037
       644    Expeditors International of
                 Washington, Inc.                                 17,910
       334    FedEx Corp.                                         17,014
       221    Forward Air Corp.                                    4,477
       202    Hub Group, Inc., Class A (b)                         4,585
       388    United Parcel Service, Inc., Class B                16,486
                                                            ------------
                                                                  83,509
                                                            ------------
              AIRLINES--0.5%
       712    Alaska Air Group, Inc. (b)                          18,768
       491    SkyWest, Inc.                                        7,684
                                                            ------------
                                                                  26,452
                                                            ------------
              BEVERAGES--1.7%
        63    Boston Beer (The) Co., Inc.,
                 Class A (b)                                       1,590
       321    Brown-Forman Corp., Class B                         14,577
       365    Coca-Cola (The) Co.                                 15,593
       339    Constellation Brands, Inc.
                 Class A (b)                                       4,922
       621    Hansen Natural Corp. (b)                            20,804
       735    Pepsi Bottling Group (The), Inc.                    14,178
       302    PepsiCo, Inc.                                       15,169
                                                            ------------
                                                                  86,833
                                                            ------------
              BIOTECHNOLOGY--3.4%
       286    Amgen, Inc. (b)                                     15,687
     1,733    ArQule, Inc. (b)                                     6,845
       579    Biogen Idec, Inc. (b)                               28,169
       498    Celgene Corp. (b)                                   26,369
       278    Cephalon, Inc. (b)                                  21,456
       378    Cubist Pharmaceuticals, Inc. (b)                     8,093
       323    Genzyme Corp. (b)                                   22,261
       539    Gilead Sciences, Inc. (b)                           27,365
       177    Martek Biosciences Corp. (b)                         4,682
       398    Regeneron Pharmaceuticals, Inc. (b)                  6,957
       264    Vertex Pharmaceuticals, Inc. (b)                     8,725
                                                            ------------
                                                                 176,609
                                                            ------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              BUILDING PRODUCTS--0.1%
       193    Simpson Manufacturing Co., Inc.               $      3,874
                                                            ------------
              CAPITAL MARKETS--0.5%
        52    Greenhill & Co., Inc.                                3,381
       763    LaBranche & Co., Inc. (b)                            5,234
       103    Northern Trust Corp.                                 5,925
       199    Stifel Financial Corp. (b)                           6,973
       386    SWS Group, Inc.                                      5,655
                                                            ------------
                                                                  27,168
                                                            ------------
              CHEMICALS--2.9%
       412    Airgas, Inc.                                        14,548
       367    Balchem Corp.                                        8,195
       349    Calgon Carbon Corp. (b)                              4,387
       305    Ecolab, Inc.                                        10,358
       269    FMC Corp.                                           12,003
       180    International Flavors & Fragrances,
                 Inc.                                              5,152
        76    Monsanto Co.                                         5,781
     1,152    Olin Corp.                                          16,186
       180    Praxair, Inc.                                       11,207
       446    Rohm and Haas Co.                                   24,614
       701    Scotts Miracle-Gro (The) Co.,
                 Class A                                          22,585
       253    Sigma-Aldrich Corp.                                  9,128
       473    Zep, Inc.                                            5,198
                                                            ------------
                                                                 149,342
                                                            ------------
              COMMERCIAL BANKS--2.3%
       178    Bank of Hawaii Corp.                                 6,385
       676    Cathay General Bancorp                               8,585
       274    Commerce Bancshares, Inc.                            9,575
       158    Cullen/Frost Bankers, Inc.                           6,916
       229    East West Bancorp, Inc.                              2,173
       656    First BanCorp                                        4,664
        97    First Financial Bankshares, Inc.                     4,306
     2,026    First Horizon National Corp.                        19,287
       192    Glacier Bancorp, Inc.                                2,947
       118    Hancock Holding Co.                                  3,230
       271    Home Bancshares, Inc.                                5,580
       205    Independent Bank Corp.                               3,801
       182    Nara Bancorp, Inc.                                   1,076
       165    PrivateBancorp, Inc.                                 2,406
       124    Prosperity Bancshares, Inc.                          3,354
       151    S&T Bancorp., Inc.                                   3,840
        62    Signature Bank (b)                                   1,593
       588    TCF Financial Corp.                                  7,285
       126    Tompkins Financial Corp.                             6,319
       778    UCBH Holdings, Inc.                                  1,813
       394    United Community Banks, Inc.                         2,029
       595    Valley National Bancorp                              7,747
        79    Westamerica Bancorporation                           3,376
       403    Wilshire Bancorp, Inc.                               2,765
                                                            ------------
                                                                 121,052
                                                            ------------
              COMMERCIAL SERVICES &
                 SUPPLIES--2.6%
       328    Clean Harbors, Inc. (b)                             17,551
       148    Copart, Inc. (b)                                     3,565
       203    Geo Group (The), Inc. (b)                            3,004

                        See Notes to Financial Statements               Page 89

First Trust Multi Cap Growth AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              COMMERCIAL SERVICES & SUPPLIES
                 (Continued)
       230    Healthcare Services Group                     $      3,524
       420    Pitney Bowes, Inc.                                   9,349
       432    Republic Services, Inc.                             11,172
     1,152    Rollins, Inc.                                       17,971
       529    Stericycle, Inc. (b)                                25,879
       382    SYKES Enterprises, Inc. (b)                          6,383
       379    Tetra Tech, Inc. (b)                                 8,804
       160    United Stationers, Inc. (b)                          4,482
       296    Viad Corp.                                           6,580
       509    Waste Connections, Inc. (b)                         14,771
                                                            ------------
                                                                 133,035
                                                            ------------
              COMMUNICATIONS EQUIPMENT--2.8%
     5,283    3Com Corp. (b)                                      12,309
       920    Arris Group, Inc. (b)                                6,550
       673    Avocent Corp. (b)                                    9,658
       172    Bel Fuse, Inc., Class B                              2,621
       160    Comtech Telecommunications
                 Corp. (b)                                         6,208
       283    EMS Technologies, Inc. (b)                           6,792
       703    F5 Networks, Inc. (b)                               15,586
       435    Harris Corp.                                        18,831
       612    Juniper Networks, Inc. (b)                           8,666
       156    NETGEAR, Inc. (b)                                    1,735
       598    QUALCOMM, Inc.                                      20,661
       926    Symmetricom, Inc. (b)                                3,435
       274    Tekelec (b)                                          3,403
     4,013    Tellabs, Inc. (b)                                   16,574
       765    Tollgrade Communications, Inc. (b)                   4,406
       304    ViaSat, Inc. (b)                                     6,737
                                                            ------------
                                                                 144,172
                                                            ------------
              COMPUTERS & PERIPHERALS--1.8%
     1,023    EMC Corp. (b)                                       11,294
       590    Hewlett-Packard Co.                                 20,502
       134    Intermec, Inc. (b)                                   1,664
       127    International Business Machines
                 Corp.                                            11,640
       615    Lexmark International, Inc.,
                 Class A (b)                                      14,563
       383    NetApp, Inc. (b)                                     5,680
     1,593    QLogic Corp. (b)                                    18,032
       108    Synaptics, Inc. (b)                                  2,546
       351    Western Digital Corp. (b)                            5,153
                                                            ------------
                                                                  91,074
                                                            ------------
              CONSTRUCTION & ENGINEERING--1.3%
       368    Fluor Corp.                                         14,315
       474    Granite Construction, Inc.                          16,695
       464    Insituform Technologies, Inc.,
                 Class A (b)                                       8,705
       344    Jacobs Engineering Group, Inc. (b)                  13,302
       608    Quanta Services, Inc. (b)                           12,999
                                                            ------------
                                                                  66,016
                                                            ------------
              CONSTRUCTION MATERIALS--0.1%
        83    Martin Marietta Materials, Inc.                      6,683
                                                            ------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              CONSUMER FINANCE--0.3%
     1,051    AmeriCredit Corp. (b)                         $      4,950
       480    First Cash Financial Services,
                 Inc. (b)                                          8,073
        90    World Acceptance Corp. (b)                           1,724
                                                            ------------
                                                                  14,747
                                                            ------------
              CONTAINERS & PACKAGING--1.5%
       456    AptarGroup, Inc.                                    14,054
       663    Ball Corp.                                          25,419
       605    Owens-Illinois, Inc. (b)                            11,495
     1,108    Pactiv Corp. (b)                                    23,955
                                                            ------------
                                                                  74,923
                                                            ------------
              DISTRIBUTORS--0.2%
       689    LKQ Corp. (b)                                        7,958
                                                            ------------
              DIVERSIFIED CONSUMER
                 SERVICES --3.3%
       360    Apollo Group, Inc., Class A (b)                     29,325
       124    Capella Education Co. (b)                            6,861
       895    Career Education Corp. (b)                          19,511
        91    Coinstar, Inc. (b)                                   2,091
     1,272    Corinthian Colleges, Inc. (b)                       23,761
       363    DeVry, Inc.                                         19,450
       219    ITT Educational Services, Inc. (b)                  26,829
       219    Matthews International Corp.,
                 Class A                                           8,528
        98    Pre-Paid Legal Services, Inc. (b)                    3,295
        97    Strayer Education, Inc.                             20,994
       426    Universal Technical Institute, Inc. (b)              7,468
                                                            ------------
                                                                 168,113
                                                            ------------
              DIVERSIFIED FINANCIAL
                 SERVICES--0.5%
       130    IntercontinentalExchange, Inc. (b)                   7,401
       108    Portfolio Recovery Associates, Inc. (b)              2,548
       669    NASDAQ OMX Group (The), Inc. (b)                    14,597
                                                            ------------
                                                                  24,546
                                                            ------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES--0.1%
       904    General Communication, Inc.,
                 Class A (b)                                       5,939
                                                            ------------
              ELECTRIC UTILITIES--0.1%
       404    El Paso Electric Co. (b)                             6,682
                                                            ------------
              ELECTRICAL EQUIPMENT--0.9%
       266    AMETEK, Inc.                                         8,501
       452    Emerson Electric Co.                                14,781
       241    Regal-Beloit Corp.                                   8,184
       332    Rockwell Automation, Inc.                            8,645
        92    Roper Industries, Inc.                               3,785
       167    Thomas & Betts Corp. (b)                             3,572
                                                            ------------
                                                                  47,468
                                                            ------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS--0.8%
       106    FARO Technologies, Inc. (b)                          1,592
       539    FLIR Systems, Inc. (b)                              13,459
        57    Itron, Inc. (b)                                      3,722

Page 90                 See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS (Continued)
        60    Mettler-Toledo International,
                 Inc. (b)                                   $      3,995
       330    National Instruments Corp.                           7,085
       316    Plexus Corp. (b)                                     4,569
       372    Trimble Navigation Ltd. (b)                          5,513
                                                            ------------
                                                                  39,935
                                                            ------------
              ENERGY EQUIPMENT &
                 SERVICES--0.1%
        50    CARBO Ceramics, Inc.                                 1,798
        95    Oil States International, Inc. (b)                   1,739
        55    SEACOR Holdings, Inc. (b)                            3,577
                                                            ------------
                                                                   7,114
                                                            ------------
              FOOD & STAPLES RETAILING--3.2%
       608    BJ's Wholesale Club, Inc. (b)                       17,437
       321    Casey's General Stores, Inc.                         6,821
       408    Costco Wholesale Corp.                              18,372
       959    CVS Caremark Corp.                                  25,779
     1,043    Kroger (The) Co.                                    23,468
       393    Spartan Stores, Inc.                                 7,302
       721    Sysco Corp.                                         16,071
       410    United Natural Foods, Inc. (b)                       6,371
       670    Walgreen Co.                                        18,365
       492    Wal-Mart Stores, Inc.                               23,183
                                                            ------------
                                                                 163,169
                                                            ------------
              FOOD PRODUCTS--5.2%
       318    Cal-Maine Foods, Inc.                                8,611
       551    Campbell Soup Co.                                   16,734
     1,533    Dean Foods Co. (b)                                  29,649
       181    Diamond Foods, Inc.                                  4,648
       659    Flowers Foods, Inc.                                 14,162
       454    General Mills, Inc.                                 26,854
       236    Green Mountain Coffee Roasters,
                 Inc. (b)                                          9,029
       440    H.J. Heinz Co.                                      16,060
       192    Hain Celestial Group (The), Inc. (b)                 2,922
       616    Hershey (The) Co.                                   22,964
       517    Hormel Foods Corp.                                  15,422
       255    J & J Snack Foods Corp.                              8,902
       377    Kellogg Co.                                         16,471
       672    McCormick & Co., Inc.                               21,531
       357    Ralcorp Holdings, Inc. (b)                          21,142
       264    Sanderson Farms, Inc.                                9,552
       627    Tootsie Roll Industries, Inc.                       14,966
       336    TreeHouse Foods, Inc. (b)                            8,867
                                                            ------------
                                                                 268,486
                                                            ------------
              GAS UTILITIES--1.3%
       160    EQT Corp.                                            5,477
       195    Laclede Group (The), Inc.                            8,851
       289    Piedmont Natural Gas Co., Inc.                       7,488
       164    Questar Corp.                                        5,573
       853    UGI Corp.                                           21,640
       637    WGL Holdings, Inc.                                  20,448
                                                            ------------
                                                                  69,477
                                                            ------------

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES--4.2%
       309    Baxter International, Inc.                    $     18,123
        91    Beckman Coulter, Inc.                                4,525
       242    Becton, Dickinson & Co.                             17,586
       254    C.R. Bard, Inc.                                     21,734
       224    CONMED Corp. (b)                                     3,506
       377    CryoLife, Inc. (b)                                   3,106
       221    Cyberonics, Inc. (b)                                 3,401
       379    DENTSPLY International, Inc.                        10,199
       292    Edwards Lifesciences Corp. (b)                      16,787
       187    Gen-Probe, Inc. (b)                                  8,419
       345    Greatbatch, Inc. (b)                                 8,039
        95    Haemonetics Corp. (b)                                5,619
       200    Hospira, Inc. (b)                                    4,980
       162    ICU Medical, Inc. (b)                                4,943
       111    IDEXX Laboratories, Inc. (b)                         3,641
       138    Immucor, Inc. (b)                                    3,824
       151    Integra LifeSciences Holdings (b)                    4,189
       269    Masimo Corp. (b)                                     7,470
       144    Meridian Bioscience, Inc.                            3,061
       408    Merit Medical Systems, Inc. (b)                      6,279
       155    Palomar Medical Technologies,
                 Inc. (b)                                          1,372
       321    ResMed, Inc. (b)                                    12,808
       502    St. Jude Medical, Inc. (b)                          18,258
       641    Thoratec Corp. (b)                                  18,569
       153    Varian Medical Systems, Inc. (b)                     5,681
        97    West Pharmaceutical Services, Inc.                   3,222
                                                            ------------
                                                                 219,341
                                                            ------------
              HEALTH CARE PROVIDERS &
                 SERVICES--6.5%
       376    Aetna, Inc.                                         11,656
       112    Air Methods Corp. (b)                                2,184
       177    Amedisys, Inc. (b)                                   7,298
       313    AmSurg Corp. (b)                                     6,132
       375    Catalyst Health Solutions, Inc. (b)                  8,258
       135    Chemed Corp.                                         5,418
       432    DaVita, Inc. (b)                                    20,304
       301    Express Scripts, Inc. (b)                           16,182
       312    Gentiva Health Services, Inc. (b)                    7,887
       458    Healthspring, Inc. (b)                               7,978
       219    Henry Schein, Inc. (b)                               8,197
       290    HMS Holdings Corp. (b)                               8,976
       739    Humana, Inc. (b)                                    28,030
       155    inVentiv Health, Inc. (b)                            1,479
       332    Laboratory Corp. of America
                 Holdings (b)                                     19,654
       100    Landauer, Inc.                                       6,858
       434    LCA-Vision, Inc.                                     1,094
       254    LHC Group, Inc. (b)                                  6,759
       447    Lincare Holdings, Inc. (b)                          10,750
       233    Magellan Health Services, Inc. (b)                   8,439
       658    Medco Health Solutions, Inc. (b)                    29,564
       208    Molina Healthcare, Inc. (b)                          3,648
       199    MWI Veterinary Supply, Inc. (b)                      4,165
       988    Odyssey HealthCare, Inc. (b)                         9,801
       750    Omnicare, Inc.                                      20,970
       389    PSS World Medical, Inc. (b)                          6,177
       577    Psychiatric Solutions, Inc. (b)                     15,002

                        See Notes to Financial Statements               Page 91

First Trust Multi Cap Growth AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              HEALTH CARE PROVIDERS & SERVICES
                 (Continued)
       531    Quest Diagnostics, Inc.                       $     26,205
       356    Res-Care, Inc. (b)                                   4,824
       805    UnitedHealth Group, Inc.                            22,806
                                                            ------------
                                                                 336,695
                                                            ------------
              HEALTH CARE TECHNOLOGY--0.2%
       104    Cerner Corp. (b)                                     3,507
       353    IMS Health, Inc.                                     5,126
       299    Omnicell, Inc. (b)                                   2,335
                                                            ------------
                                                                  10,968
                                                            ------------
              HOTELS, RESTAURANTS &
                 LEISURE--2.3%
       209    Buffalo Wild Wings, Inc. (b)                         4,694
       682    California Pizza Kitchen, Inc. (b)                   7,066
       151    CEC Entertainment, Inc. (b)                          3,524
       130    Chipotle Mexican Grill, Inc. (b)                     6,209
       206    CKE Restaurants, Inc.                                1,710
       178    Cracker Barrel Old Country Store, Inc.               3,127
       331    Jack in the Box, Inc. (b)                            7,477
       275    Marriott International, Inc., Class A                4,485
       344    McDonald's Corp.                                    19,959
       153    Monarch Casino & Resort, Inc. (b)                    1,567
       349    P.F. Chang's China Bistro, Inc. (b)                  6,188
       175    Panera Bread Co., Class A (b)                        8,222
       198    Papa John's International, Inc. (b)                  3,764
       315    Peet's Coffee & Tea, Inc. (b)                        6,401
       476    Pinnacle Entertainment, Inc. (b)                     3,227
       360    Shuffle Master, Inc. (b)                             1,220
       691    Texas Roadhouse, Inc., Class A (b)                   5,272
       199    WMS Industries, Inc. (b)                             4,422
       680    Yum! Brands, Inc.                                   19,462
                                                            ------------
                                                                 117,996
                                                            ------------
              HOUSEHOLD DURABLES--1.4%
       128    Black & Decker (The) Corp.                           3,700
       393    KB HOME                                              4,193
       265    M.D.C. Holdings, Inc.                                8,120
       147    Meritage Homes Corp. (b)                             1,620
        26    NVR, Inc. (b)                                       11,078
     1,959    Pulte Homes, Inc.                                   19,885
       227    Ryland Group (The) , Inc.                            3,541
       562    Toll Brothers, lnc. (b)                              9,565
       531    Tupperware Brands Corp.                             10,917
                                                            ------------
                                                                  72,619
                                                            ------------
              HOUSEHOLD PRODUCTS--1.7%
       286    Church & Dwight Co., Inc.                           15,224
       402    Colgate-Palmolive Co.                               26,146
       148    Energizer Holdings, Inc. (b)                         7,049
       406    Kimberly-Clark Corp.                                20,897
       346    Procter & Gamble (The) Co.                          18,857
        63    WD-40 Co.                                            1,579
                                                            ------------
                                                                  89,752
                                                            ------------
              INDUSTRIAL CONGLOMERATES--0.2%
       186    3M Co.                                              10,005
                                                            ------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              INSURANCE--3.4%
       234    Aflac, Inc.                                   $      5,431
        76    American Physicians Capital, Inc.                    3,232
       356    Amerisafe, Inc. (b)                                  6,668
       469    Aon Corp.                                           17,376
       576    Brown & Brown, Inc.                                 11,019
       420    Chubb (The) Corp.                                   17,884
       374    Hanover Insurance Group, Inc.                       15,117
       600    HCC Insurance Holdings, Inc.                        14,046
       156    Infinity Property & Casualty Corp.                   5,990
       262    Mercury General Corp.                               10,150
        98    Navigators Group (The), Inc. (b)                     5,031
        34    ProAssurance Corp. (b)                               1,607
       723    Progressive (The) Corp.                              8,784
       375    Reinsurance Group of America, Inc.                  13,361
        88    RLI Corp.                                            4,971
       319    Selective Insurance Group, Inc.                      4,897
       288    StanCorp Financial Group, Inc.                       7,436
       120    Torchmark Corp.                                      3,600
       324    Tower Group, Inc.                                    8,123
       518    W.R. Berkley Corp.                                  13,717
                                                            ------------
                                                                 178,440
                                                            ------------
              INTERNET & CATALOG RETAIL--1.1%
       209    Amazon.com, Inc. (b)                                12,293
       697    NetFlix, Inc. (b)                                   25,189
       122    NutriSystem, Inc.                                    1,573
       518    PetMed Express, Inc. (b)                             7,480
       164    Priceline.com, Inc. (b)                             11,003
       182    Stamps.com, Inc. (b)                                 1,489
                                                            ------------
                                                                  59,027
                                                            ------------
              INTERNET SOFTWARE & SERVICES--0.5%
       192    Bankrate, Inc. (b)                                   6,405
       162    Digital River, Inc. (b)                              4,013
       236    Infospace, Inc.                                      1,890
       425    Interwoven, Inc. (b)                                 6,702
       182    j2 Global Communications, Inc. (b)                   3,564
       214    Knot (The), Inc. (b)                                 1,472
       358    Websense, Inc. (b)                                   4,010
                                                            ------------
                                                                  28,056
                                                            ------------
              IT SERVICES--3.8%
       600    Affiliated Computer Services, Inc.,
                 Class A (b)                                      27,515
        86    Alliance Data Systems Corp. (b)                      3,577
       544    Automatic Data Processing, Inc.                     19,764
       320    Broadridge Financial Solutions, Inc.                 4,317
       203    CACI International Inc., Class A (b)                 9,165
       296    Cognizant Technology Solutions
                 Corp., Class A (b)                                5,544
       523    CSG Systems International, Inc. (b)                  7,584
       149    Cybersource Corp. (b)                                1,778
       455    Fiserv, Inc. (b)                                    14,446
       190    Forrester Research, Inc. (b)                         3,967
       901    Gartner, Inc. (b)                                   12,758
       245    Global Payments, Inc.                                8,504
       209    Heartland Payment Systems, Inc.                      1,896
       303    Integral Systems, Inc. (b)                           3,312
       384    ManTech International Corp.,
                 Class A (b)                                      20,594

Page 92                 See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              IT SERVICES (Continued)
        37    MasterCard, Inc., Class A                     $      5,024
       249    Metavante Technologies, Inc. (b)                     3,613
       630    NeuStar, Inc., Class A (b)                           8,581
       204    Paychex, Inc.                                        4,955
     1,069    SAIC, Inc. (b)                                      21,102
       698    SRA International, Inc., Class A (b)                11,398
                                                            ------------
                                                                 199,394
                                                            ------------
              LEISURE EQUIPMENT &
                 PRODUCTS--0.1%
       203    Pool Corp.                                           3,218
       299    Sturm, Ruger & Co., Inc. (b)                         1,976
                                                            ------------
                                                                   5,194
                                                            ------------
              LIFE SCIENCES TOOLS &
                 SERVICES--0.7%
       213    Bio-Rad Laboratories, Inc.
                 Class A (b)                                      13,534
        69    Kendle International, Inc. (b)                       1,318
       104    Millipore Corp. (b)                                  5,737
       138    Pharmaceutical Product
                 Development, Inc.                                 3,297
       187    Techne Corp.                                        11,214
                                                            ------------
                                                                  35,100
                                                            ------------

              MACHINERY--2.6%
        94    Actuant Corp., Class A                               1,549
       292    Astec Industries, Inc. (b)                           7,174
       240    Caterpillar, Inc.                                    7,404
       161    CLARCOR, Inc.                                        4,885
       292    Danaher Corp.                                       16,332
       140    Deere & Co.                                          4,864
       358    Donaldson Co., Inc.                                 11,141
        76    Gardner Denver, Inc. (b)                             1,655
       166    IDEX Corp.                                           3,753
       305    Illinois Tool Works, Inc.                            9,961
       466    ITT Corp.                                           21,100
       158    Lincoln Electric Holdings, Inc.                      6,505
       292    Mueller Industries, Inc.                             5,875
       187    PACCAR, Inc.                                         4,935
       377    Pall Corp.                                           9,828
       111    Toro (The) Co.                                       3,287
       255    Trinity Industries, Inc.                             2,935
        29    Valmont Industries, Inc.                             1,177
       404    Wabtec Corp.                                        12,092
                                                            ------------
                                                                 136,452
                                                            ------------
              MEDIA--1.8%
     1,269    Comcast Corp., Class A                              18,591
     1,203    DIRECTV Group (The), Inc. (b)                       26,346
       318    DreamWorks Animation SKG, Inc.,
                 Class A (b)                                       6,980
       339    John Wiley & Sons, Inc., Class A                    12,011
       677    Marvel Entertainment, Inc. (b)                      18,624
       199    Omnicom Group, Inc.                                  5,152
       281    Viacom, Inc., Class B (b)                            4,145
                                                            ------------
                                                                  91,849
                                                            ------------


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              METALS & MINING--0.9%
       526    Newmont Mining Corp.                          $     20,924
       596    Nucor Corp.                                         24,311
       359    Steel Dynamics, Inc.                                 3,813
                                                            ------------
                                                                  49,048
                                                            ------------
              MULTILINE RETAIL--1.6%
     1,905    99 Cents Only Stores (b)                            15,964
       498    Dollar Tree, Inc. (b)                               21,270
     1,057    Family Dollar Stores, Inc.                          29,353
       457    Kohl's Corp. (b)                                    16,776
                                                            ------------
                                                                  83,363
                                                            ------------
              OFFICE ELECTRONICS--0.1%
       198    Zebra Technologies Corp.,
                 Class A (b)                                       3,332
                                                            ------------
              OIL, GAS & CONSUMABLE
                 FUELS--3.7%
       139    Anadarko Petroleum Corp.                             5,107
        72    Apache Corp.                                         5,400
       373    Chevron Corp.                                       26,304
       340    Comstock Resources, Inc. (b)                        12,964
       163    Devon Energy Corp.                                  10,041
       157    Encore Acquisition Co. (b)                           4,267
        80    EOG Resources, Inc.                                  5,422
       345    Exxon Mobil Corp.                                   26,386
       636    Frontier Oil Corp.                                   9,082
       100    Hess Corp.                                           5,561
       241    Murphy Oil Corp.                                    10,647
       156    Range Resources Corp.                                5,591
       739    Southwestern Energy Co. (b)                         23,389
       634    Sunoco, Inc.                                        29,367
       247    World Fuel Services Corp.                            8,341
       152    XTO Energy, Inc.                                     5,638
                                                            ------------
                                                                 193,507
                                                            ------------

              PERSONAL PRODUCTS--0.7%
       655    Alberto-Culver Co.                                  16,021
       223    Avon Products, Inc.                                  4,560
       102    Chattem, Inc. (b)                                    6,895
       346    Estee Lauder (The) Cos., Inc.,
                 Class A                                           9,083
                                                            ------------
                                                                  36,559
                                                            ------------
              PHARMACEUTICALS--4.2%
       516    Abbott Laboratories                                 28,607
       266    Allergan, Inc.                                      10,140
       805    Endo Pharmaceuticals Holdings,
                 Inc. (b)                                         18,088
       420    Forest Laboratories, Inc. (b)                       10,517
       276    Johnson & Johnson                                   15,922
       578    Medicis Pharmaceutical Corp.,
                 Class A                                           8,052
     2,786    Mylan, Inc. (b)                                     31,565
       487    Noven Pharmaceuticals, Inc. (b)                      4,836
       133    Par Pharmaceutical Cos., Inc. (b)                    1,637
       644    Perrigo Co.                                         18,901
       606    Salix Pharmaceuticals, Ltd. (b)                      4,848
       701    Valeant Pharmaceuticals
                 International (b)                                15,212

                        See Notes to Financial Statements               Page 93

First Trust Multi Cap Growth AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              PHARMACEUTICALS (Continued)
       562    ViroPharma, Inc. (b)                          $      6,744
       806    Watson Pharmaceuticals, Inc. (b)                    21,988
       441    Wyeth                                               18,950
                                                            ------------
                                                                 216,007
                                                            ------------
              PROFESSIONAL SERVICES--1.4%
       214    Dun & Bradstreet (The) Corp.                        16,264
       404    Equifax, Inc.                                        9,987
        90    FTI Consulting, Inc. (b)                             3,691
       352    Korn/Ferry International (b)                         3,309
     1,012    Navigant Consulting, Inc. (b)                       14,502
     1,029    Robert Half International, Inc.                     17,441
       153    Watson Wyatt Worldwide, Inc.,
                 Class A                                           7,115
                                                            ------------
                                                                  72,309
                                                            ------------
              ROAD & RAIL--1.6%
       283    Burlington Northern Santa Fe Corp.                  18,749
       302    Con-way, Inc.                                        6,653
       464    Heartland Express, Inc.                              6,245
       459    J.B. Hunt Transport Services, Inc.                  10,222
       332    Knight Transportation, Inc.                          4,429
       139    Landstar System, Inc.                                4,986
       228    Norfolk Southern Corp.                               8,746
       321    Old Dominion Freight Line, Inc. (b)                  8,051
       926    Werner Enterprises, Inc.                            13,890
                                                            ------------
                                                                  81,971
                                                            ------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--1.5%
       312    Actel Corp. (b)                                      2,814
       641    Altera Corp.                                         9,859
     3,849    Atmel Corp. (b)                                     12,855
       631    Broadcom Corp., Class A (b)                         10,001
       253    Cree, Inc. (b)                                       5,042
       803    Exar Corp. (b)                                       5,436
        95    FEI Co. (b)                                          1,729
        61    Hittite Microwave Corp. (b)                          1,563
       875    Kopin Corp. (b)                                      1,383
     1,627    LSI Corp. (b)                                        5,174
       244    Micrel, Inc.                                         1,854
       713    Semtech Corp. (b)                                    8,378
       162    Silicon Laboratories, Inc. (b)                       3,731
       448    Ultratech, Inc. (b)                                  5,018
       300    Xilinx, Inc.                                         5,055
                                                            ------------
                                                                  79,892
                                                            ------------
              SOFTWARE--4.4%
       758    ACI Worldwide, Inc. (b)                             12,878
       144    ANSYS, Inc. (b)                                      3,580
       614    BMC Software, Inc. (b)                              15,552
       578    CA, Inc.                                            10,398
       557    Catapult Communications Corp. (b)                    3,843
       701    Citrix Systems, Inc. (b)                            14,749
       793    Compuware Corp. (b)                                  5,155
       223    Concur Technologies, Inc. (b)                        5,506
       372    Epicor Software Corp. (b)                            1,317
       547    EPIQ Systems, Inc. (b)                               9,693


    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              SOFTWARE (Continued)
       272    FactSet Research Systems, Inc.                $     10,826
       390    Informatica Corp. (b)                                4,976
       450    Intuit, Inc. (b)                                    10,193
       621    Jack Henry & Associates, Inc.                       11,054
       952    Macrovision Solutions Corp. (b)                     12,481
       797    McAfee, Inc. (b)                                    24,300
       275    Microsoft Corp.                                      4,703
       933    Oracle Corp. (b)                                    15,701
       317    Parametric Technology Corp. (b)                      2,853
       210    Quality Systems, Inc.                                7,829
       658    Smith Micro Software, Inc. (b)                       3,487
        66    SPSS, Inc. (b)                                       1,695
       486    Sybase, Inc. (b)                                    13,273
       434    Synopsys, Inc. (b)                                   8,029
       447    Tyler Technologies, Inc. (b)                         5,628
     1,334    Wind River Systems, Inc. (b)                        10,632
                                                            ------------
                                                                 230,331
                                                            ------------
              SPECIALTY RETAIL--5.2%
       343    Aaron Rents, Inc.                                    7,498
       477    Advance Auto Parts, Inc.                            15,612
       198    AutoZone, Inc. (b)                                  26,311
       842    Bed Bath & Beyond, Inc. (b)                         19,560
       961    Chico's FAS, Inc. (b)                                3,806
        82    Children's Place Retail Stores
                 (The), Inc. (b)                                   1,542
       569    Dick's Sporting Goods, Inc. (b)                      6,265
       340    Dress Barn (The), Inc. (b)                           2,931
       247    GameStop Corp., Class A (b)                          6,121
       140    Gymboree (The) Corp. (b)                             3,430
       114    Hibbett Sports, Inc. (b)                             1,552
     1,197    Home Depot (The), Inc.                              25,771
       986    Hot Topic, Inc. (b)                                  8,420
       205    Jos. A. Bank Clothiers, Inc. (b)                     5,629
     1,281    Lowe's Cos., Inc.                                   23,404
       677    O'Reilly Automotive, Inc. (b)                       19,680
       871    PetSmart, Inc.                                      16,349
       540    Ross Stores, Inc.                                   15,887
       461    Sherwin-Williams (The) Co.                          22,013
     1,195    Staples, Inc.                                       19,048
       521    TJX (The) Cos., Inc.                                10,118
       253    Tractor Supply Co. (b)                               8,529
                                                            ------------
                                                                 269,476
                                                            ------------
              TEXTILES, APPAREL & LUXURY
                 GOODS--0.9%
       380    Carter's, Inc. (b)                                   6,456
       516    Coach, Inc. (b)                                      7,534
        22    Deckers Outdoor Corp. (b)                            1,149
       176    Maidenform Brands, Inc. (b)                          1,575
       420    NIKE, Inc., Class B                                 19,005
       348    Timberland (The) Co., Class  A (b)                   3,825
       337    Under Armour, Inc. (b)                               6,235
                                                            ------------
                                                                  45,779
                                                            ------------
              THRIFTS & MORTGAGE FINANCE--0.4%
     1,727    Hudson City Bancorp, Inc.                           20,033
                                                            ------------

Page 94                 See Notes to Financial Statements

First Trust Multi Cap Growth AlphaDEX(R) Fund
Portfolio of Investments (a) (Continued)
January 31, 2009 (Unaudited)

    SHARES    DESCRIPTION                                          VALUE
------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              TRADING COMPANIES &
                 DISTRIBUTORS--0.8%
       307    Fastenal Co.                                  $     10,493
       218    MSC Industrial Direct Co., Inc.,
                 Class A                                           7,469
       350    W.W. Grainger, Inc.                                 25,532
                                                            ------------
                                                                  43,494
                                                            ------------
              WATER UTILITIES--0.3%
       780    Aqua America, Inc.                                  16,177
                                                            ------------
              WIRELESS TELECOMMUNICATION
                 SERVICES--0.1%
       183    American Tower Corp., Class A (b)                    5,552
                                                            ------------


              TOTAL COMMON STOCKS--99.9%
              (Cost $5,765,394)                                5,181,361


              MONEY MARKET FUND--0.7%
    34,397    Morgan Stanley Institutional Treasury
                 Money Market Fund--0.18% (c)
              (Cost $34,397)                                      34,397
                                                            ------------

              TOTAL INVESTMENTS--100.6%
              (Cost $5,799,791) (d)                            5,215,758
              NET OTHER ASSETS AND
                 LIABILITIES--(0.6%)                             (29,013)
                                                            ------------
              NET ASSETS--100.0%                            $  5,186,745
                                                            ============



(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Represents annualized 7-day yield at January 31, 2009
(d) Aggregate cost for federal income tax and financial reporting purposes. As of January 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $127,700 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $711,733.



--------------------------------------------------------------------------------
SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of January 31, 2009 is as follows (See Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Valuation Inputs                                          Investments
----------------------------------------------------------------------
Level 1 - Quoted Prices - Investments                  $    5,215,758
Level 2 - Other Significant Observable Inputs                      --
Level 3 - Significant Unobservable Inputs                          --
                                                     -----------------
Total                                                  $    5,215,758
                                                     =================


                        See Notes to Financial Statements               Page 95

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Assets and Liabilities
January 31, 2009 (Unaudited)

                                                                    First Trust             First Trust
                                                                     Consumer                Consumer               First Trust
                                                                   Discretionary              Staples                 Energy
                                                                  AlphaDEX(R) Fund         AlphaDEX(R) Fund      AlphaDEX(R) Fund
                                                                  -----------------      -------------------     -------------------
ASSETS:
Investments at value                                              $     3,473,816          $    7,707,555         $     5,465,457
Cash                                                                           --                      --                      --
Receivables:
       Capital shares sold                                                     --                      --                      --
       Dividends                                                            2,788                  13,022                     226
       Interest                                                                 3                       3                       3
       From investment advisor                                              1,410                      --                     568
Prepaid expenses                                                              252                     210                     169
                                                                  ---------------         ---------------         ---------------
           Total Assets                                                 3,478,269               7,720,790               5,466,423
                                                                  ---------------         ---------------         ---------------

LIABILITIES:
Due to Custodian                                                               --                      --                      --
Payables:
       Capital shares redeemed                                                 --                      --                      --
       Investment securities purchased                                         --                      --                      --
       Audit and tax fees                                                  19,596                  19,596                  19,596
       Printing fees                                                        4,783                   5,118                   5,558
       Licensing fees                                                       2,687                   3,758                   3,653
       Investment advisory fees                                                --                      76                      --
Accrued expenses and other liabilities                                     10,150                   6,879                   8,946
                                                                  ---------------         ---------------         ---------------
           Total Liabilities                                               37,216                  35,427                  37,753
                                                                  ---------------         ---------------         ---------------

NET ASSETS                                                        $     3,441,053         $     7,685,363         $     5,428,670
                                                                  ===============         ===============         ===============

NET ASSETS consist of:
Paid-in capital                                                   $     7,513,784         $    10,035,625         $    11,643,590
Par value                                                                   4,000                   5,500                   5,000
Accumulated net investment income (loss)                                    2,112                  11,061                     923
Accumulated net realized gain (loss) on investments                    (2,230,342)             (1,566,409)             (3,843,692)
Net unrealized appreciation (depreciation) on investments              (1,848,501)               (800,414)             (2,377,151)
                                                                  ---------------         ---------------         ---------------
NET ASSETS                                                        $     3,441,053         $     7,685,363         $     5,428,670
                                                                  ===============         ===============         ===============

NET ASSET VALUE, per share                                        $          8.60         $         13.97         $        10.86
                                                                  ===============         ===============         ===============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)        400,002                 550,002                 500,002
                                                                  ---------------         ---------------         ---------------

Investments at cost                                               $     5,322,317          $    8,507,969          $    7,842,608
                                                                  ===============         ===============         ===============


Page 96             See Notes to Financial Statements

                                                    First Trust
    First Trust              First Trust           Industrials/            First Trust             First Trust
    Financials               Health Care         Producer Durables          Materials              Technology
  AlphaDEX(R) Fund         AlphaDEX(R) Fund      AlphaDEX(R) Fund         AlphaDEX(R) Fund        AlphaDEX(R) Fund
-------------------      -------------------    -------------------     -------------------     -------------------

   $    4,560,542          $    12,513,260        $     3,489,062         $     4,164,045         $     4,770,153
            2,117                       --                     --                      --                      --

            9,484                       --                     --                      --               1,041,709
            8,137                    4,120                  1,875                   2,430                   2,162
                2                        4                      4                       3                       3
            1,375                       --                  1,427                   1,068                     630
              201                      459                    135                     225                     362
   --------------          ---------------        ---------------         ---------------         ---------------
        4,581,858               12,517,843              3,492,503               4,167,771               5,815,019
   --------------          ---------------        ---------------         ---------------         ---------------


               --                       --                     --                      --                      --

               --                       --                     --                      --               1,041,066
           12,293                       --                     --                      --                      --
           19,596                   19,596                 19,596                  19,596                  19,596
            5,235                    3,291                  6,306                   5,848                   3,830
            2,537                    6,543                  2,133                   2,775                   4,809
               --                    3,194                     --                      --                      --
            8,879                   21,014                 10,816                   9,800                   8,752
   --------------          ---------------        ---------------         ---------------         ---------------
           48,540                   53,638                 38,851                  38,019               1,078,053
   --------------          ---------------        ---------------         ---------------         ---------------

   $    4,533,318          $    12,464,205        $     3,453,652         $     4,129,752         $     4,736,966
   ==============          ===============        ===============         ===============         ===============


   $    8,431,978          $    16,029,964        $     6,268,269         $     8,878,149         $   10,867,300
            6,000                    8,500                  3,500                   4,000                  4,550
           23,143                  (11,070)                   328                   1,607                 (5,749)
       (1,436,819)              (2,879,885)            (1,537,286)             (3,171,518)            (3,876,585)
       (2,490,984)                (683,304)            (1,281,159)             (1,582,486)            (2,252,550)
  ---------------          ---------------        ---------------         ---------------         --------------
  $     4,533,318          $    12,464,205        $     3,453,652         $     4,129,752         $    4,736,966
  ===============          ===============        ===============         ===============         ==============

  $          7.56          $         14.66        $          9.87         $         10.32         $        10.41
  ===============          ===============        ===============         ===============         ==============


          600,002                  850,002                350,002                 400,002                455,000
  ---------------          ---------------        ---------------         ---------------         --------------

  $     7,051,526          $    13,196,564        $     4,770,221         $     5,746,531         $    7,022,703
  ===============          ===============        ===============         ===============         ==============


                    See Notes to Financial Statements                   Page 97

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Assets and Liabilities (Continued)
January 31, 2009 (Unaudited)

                                                                                          First Trust           First Trust
                                                                      First Trust          Large Cap              Mid Cap
                                                                       Utilities             Core                  Core
                                                                    AlphaDEX(R) Fund    AlphaDEX(R) Fund      AlphaDEX(R) Fund
                                                                  -------------------  -------------------   ------------------
ASSETS:
Investments at value                                                $    18,141,142      $    10,213,265      $     6,629,712
Cash                                                                             --                   --                   --
Receivables:
       Capital shares sold                                                       --                   --                   --
       Dividends                                                             42,205                9,982                5,124
       Interest                                                                   5                    4                    3
       From investment advisor                                                   --                   --                  256
Prepaid expenses                                                                460                  426                  296
                                                                    ---------------      ---------------      ---------------
           Total Assets                                                  18,183,812           10,223,677            6,635,391
                                                                    ---------------      ---------------      ---------------

LIABILITIES:
Due to Custodian                                                                 --                   --                   --
Payables:
       Capital shares redeemed                                                   --                   --                   --
       Investment securities purchased                                           --                   --                   --
       Audit and tax fees                                                    19,596               19,596               19,596
       Printing fees                                                          3,178                3,815                4,550
       Licensing fees                                                         7,516                  885                  584
       Investment advisory fees                                               7,304                1,609                   --
Accrued expenses and other liabilities                                       27,448               23,203               12,489
                                                                    ---------------      ---------------      ---------------
           Total Liabilities                                                 65,042               49,108               37,219
                                                                    ---------------      ---------------      ---------------

NET ASSETS                                                          $    18,118,770      $    10,174,569      $     6,598,172
                                                                    ===============      ===============      ===============

NET ASSETS consist of:
Paid-in capital                                                     $    21,951,186      $    17,551,519      $    11,857,077
Par value                                                                    14,500                6,500                4,000
Accumulated net investment income (loss)                                     43,820                5,557                6,453
Accumulated net realized gain (loss) on investments                      (1,747,869)          (4,131,672)          (3,295,090)
Net unrealized appreciation (depreciation) on investments                (2,142,867)          (3,257,335)          (1,974,268)
                                                                    ---------------      ---------------      ---------------
NET ASSETS                                                          $    18,118,770      $    10,174,569      $     6,598,172
                                                                    ===============      ===============      ===============

NET ASSET VALUE, per share                                          $         12.50      $         15.65      $         16.50
                                                                    ===============      ===============      ===============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)        1,450,002              650,002              400,002
                                                                    ---------------      ---------------      ---------------

Investments at cost                                                 $    20,284,009      $    13,470,600      $     8,603,980
                                                                    ===============      ===============      ===============


Page 98             See Notes to Financial Statements

    First Trust              First Trust             First Trust
     Small Cap            Large Cap Value         Large Cap Growth          First Trust            First Trust
       Core                Opportunities           Opportunities          Multi Cap Value       Multi Cap Growth
  AlphaDEX(R) Fund        AlphaDEX(R) Fund       AlphaDEX(R) Fund        AlphaDEX(R) Fund      AlphaDEX(R) Fund
-------------------     -------------------     -------------------     -------------------    -------------------

  $     4,560,872         $    14,483,464         $    12,843,061          $     4,389,257        $    5,215,758
               --                      --                      --                       --                     --

               --                      --                      --                       --                     --
            2,019                  20,079                   7,975                    4,480                  2,421
                5                      --                       5                        2                      3
               --                      --                      --                    2,189                  2,916
              288                     827                   1,021                      139                    225
  ---------------         ---------------         ---------------          ---------------        ---------------
        4,563,184              14,504,370              12,852,062                4,396,067              5,221,323
  ---------------         ---------------         ---------------          ---------------        ---------------


               --                   3,376                      --                       --                     --

               --                      --                      --                       --                     --
               --                      --                      --                       --                     --
           19,596                  19,596                  19,596                   19,596                 19,596
            4,664                   2,700                   2,412                    6,241                  5,297
              415                   1,334                   1,119                      341                    457
           12,583                     405                   9,459                       --                     --
           16,439                  10,016                  28,673                    9,578                  9,228
  ---------------         ---------------         ---------------          ---------------        ---------------
           53,697                  37,427                  61,259                   35,756                 34,578
  ---------------         ---------------         ---------------          ---------------        ---------------

  $     4,509,487         $    14,466,943         $    12,790,803          $     4,360,311        $     5,186,745
  ===============         ===============         ===============          ===============        ===============


  $     9,847,233         $    26,879,448         $    28,997,661          $     7,886,728        $     9,256,500
            3,000                  10,000                   7,500                    3,000                  3,000
            2,115                  17,789                   2,876                    4,159                  1,304
       (3,304,150)             (6,766,441)            (14,479,071)              (2,012,443)            (3,490,026)
       (2,038,711)             (5,673,853)             (1,738,163)              (1,521,133)              (584,033)
  ---------------         ---------------         ---------------          ---------------        ---------------
  $     4,509,487         $    14,466,943         $    12,790,803          $     4,360,311        $     5,186,745
  ===============         ===============         ===============          ===============        ===============

  $         15.03         $         14.47         $         17.05          $         14.53        $         17.29
  ===============         ===============         ===============          ===============        ===============


          300,002               1,000,002                 750,002                  300,002                300,002
  ---------------         ---------------         ---------------          ---------------        ---------------

  $     6,599,583         $    20,157,317         $    14,581,224          $     5,910,390        $     5,799,791
  ===============         ===============         ===============          ===============        ===============


                    See Notes to Financial Statements                   Page 99

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Operations
January 31, 2009 (Unaudited)

                                                                         First Trust           First Trust
                                                                          Consumer              Consumer         First Trust
                                                                       Discretionary            Staples             Energy
                                                                      AlphaDEX(R) Fund     AlphaDEX(R) Fund     AlphaDEX(R) Fund
                                                                     -------------------  ------------------- -------------------
INVESTMENT INCOME:
Dividends                                                              $        40,448      $       110,091     $        26,918
Foreign tax withholding                                                             --                   --                  --
Interest                                                                           270                  232                 208
                                                                       ----------------     ----------------    ----------------
       Total investment income                                                  40,718              110,323              27,126
                                                                       ----------------     ----------------    ----------------

EXPENSES:
Audit and tax fees                                                              14,832               14,832              14,832
Investment advisory fees                                                        12,176               17,680              14,287
Listing fees                                                                     5,042                5,042               5,042
Accounting and administration fees                                               2,796                2,574               2,445
Licensing fees                                                                   2,435                3,536               2,858
Custodian fees                                                                     612                  530                 508
Trustees' fees and expenses                                                        123                  154                 127
Transfer agent fees                                                                122                  177                 143
Registration and filing fees                                                        46                   46                  70
Legal fees                                                                          10                  180                  70
Printing fees                                                                       --                  205                  --
Other expenses                                                                      91                  120                 206
                                                                       ----------------     ----------------    ----------------
       Total expenses                                                           38,285               45,076              40,588
       Less fees waived and expenses reimbursed by the
              investment advisor                                               (21,238)             (20,324)            (20,585)
                                                                       ----------------     ----------------    ----------------
       Net expenses                                                             17,047               24,752              20,003
                                                                       ----------------     ----------------    ----------------

NET INVESTMENT INCOME (LOSS)                                                    23,671               85,571               7,123
                                                                       ----------------     ----------------    ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
       Investments                                                          (1,074,267)            (538,238)         (2,645,033)
       In-kind redemptions                                                    (544,305)            (605,311)           (597,259)
                                                                       ----------------     ----------------    ----------------
Net realized gain (loss)                                                    (1,618,572)          (1,143,549)         (3,242,292)

Net change in unrealized appreciation (depreciation) on investments         (1,602,790)            (776,388)         (1,310,731)
                                                                       ----------------     ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                     (3,221,362)          (1,919,937)         (4,553,023)
                                                                       ----------------     ----------------    ----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
       FROM OPERATIONS                                                 $    (3,197,691)     $    (1,834,366)    $    (4,545,900)
                                                                       ================     ================    ================


Page 100            See Notes to Financial Statements

                                                         First Trust
      First Trust             First Trust                Industrials/              First Trust               First Trust
      Financials              Health Care              Producer Durables            Materials                 Technology
   AlphaDEX(R) Fund          AlphaDEX(R) Fund           AlphaDEX(R) Fund         AlphaDEX(R) Fund          AlphaDEX(R) Fund
----------------------    ----------------------    ----------------------    ----------------------    ----------------------

  $          85,589         $          30,757         $          23,707          $          47,917         $          23,847
                (24)                       --                        --                         --                        --
                257                       153                       215                        229                       311
  ------------------        ------------------        ------------------         ------------------        ------------------
             85,822                    30,910                    23,922                     48,146                    24,158
  ------------------        ------------------        ------------------         ------------------        ------------------


             14,832                    14,832                    14,832                     14,832                    14,832
             11,932                    29,986                     8,849                     11,963                    21,362
              5,042                     5,042                     5,042                      5,042                     5,042
              3,023                     4,101                     1,842                      2,262                     3,272
              2,387                     5,997                     1,770                      2,392                     4,272
              1,179                     1,086                       270                        324                       821
                123                       600                       123                        289                       550
                119                       300                        89                        120                       214
                 46                       290                        46                         46                       309
                 83                    14,246                        --                         11                       103
                 --                       322                        --                         --                        --
                 92                       126                       144                        152                       184
  ------------------        ------------------        ------------------         ------------------        ------------------
             38,858                    76,928                    33,007                     37,433                    50,961

            (22,153)                  (34,948)                  (20,618)                   (20,686)                  (21,054)
  ------------------        ------------------        ------------------         ------------------        ------------------
             16,705                    41,980                    12,389                     16,747                    29,907
  ------------------        ------------------        ------------------         ------------------        ------------------

             69,117                   (11,070)                   11,533                     31,399                    (5,749)
  ------------------        ------------------        ------------------         ------------------        ------------------



           (844,620)               (2,334,048)                 (839,244)                (1,808,963)               (2,487,280)
             (7,195)                       --                        --                   (994,191)                 (832,146)
  ------------------        ------------------        ------------------         ------------------        ------------------
           (851,815)               (2,334,048)                 (839,244)                (2,803,154)               (3,319,426)

         (2,226,765)               (1,035,827)               (1,255,966)                (1,838,527)               (1,899,860)
  ------------------        ------------------        ------------------         ------------------        ------------------
         (3,078,580)               (3,369,875)               (2,095,210)                (4,641,681)               (5,219,286)
  ------------------        ------------------        ------------------         ------------------        ------------------


  $      (3,009,463)        $      (3,380,945)        $      (2,083,677)         $      (4,610,282)        $      (5,225,035)
  ==================        ==================        ==================         ==================        ==================


                    See Notes to Financial Statements                   Page 101

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Operations (Continued)
January 31, 2009 (Unaudited)

                                                                                            First Trust        First Trust
                                                                       First Trust          Large Cap           Mid Cap
                                                                        Utilities              Core                Core
                                                                     AlphaDEX(R) Fund     AlphaDEX(R) Fund   AlphaDEX(R) Fund
                                                                    ------------------- ------------------- -------------------
INVESTMENT INCOME:
Dividends                                                             $       326,554      $      144,972     $        74,087
Foreign Tax Withholding                                                            --                  --                  --
Interest                                                                          303                 244                 260
                                                                      ---------------     ---------------     ---------------
       Total Investment Income                                                326,857             145,216              74,347
                                                                      ---------------     ---------------     ---------------

EXPENSES:
Audit and Tax Fees                                                             14,832              14,832              14,832
Investment Advisory Fees                                                       35,130              29,727              20,598
Listing Fees                                                                    5,042               5,042               5,042
Accounting and Administration Fees                                              4,477               6,303               4,870
Licensing Fees                                                                  7,026               5,946               4,120
Custodian Fees                                                                  1,253               3,006               1,789
Trustees' Fees and Expenses                                                     3,343                 123                 123
Transfer Agent Fees                                                               351                 297                 206
Registration and Filing Fees                                                      226               1,299                 517
Legal Fees                                                                     23,796              11,401                 141
Printing Fees                                                                     427                 205                  --
Other Expenses                                                                    116                 423                 180
                                                                      ---------------     ---------------     ---------------
       Total Expenses                                                          96,019              78,604              52,418
       Less Fees Waived and Expenses Reimbursed by the
              Investment Advisor                                              (46,837)            (36,985)            (23,581)
                                                                      ---------------     ---------------     ---------------
       Net Expenses                                                            49,182              41,619              28,837
                                                                      ---------------     ---------------     ---------------

NET INVESTMENT INCOME (Loss)                                                  277,675             103,597              45,510
                                                                      ---------------     ---------------     ---------------

REALIZED AND UNREALIZED GAIN (Loss):
Net Realized Gain (Loss) On:
       Investments                                                         (1,468,190)         (2,800,642)         (2,118,110)
       In-kind Redemptions                                                         --                  --                  --
                                                                      ---------------     ---------------     ---------------
Net Realized Gain (Loss)                                                   (1,468,190)         (2,800,642)         (2,118,110)

Net Change in Unrealized Appreciation (Depreciation) On Investments        (1,949,360)         (2,647,907)         (1,808,289)
                                                                      ---------------     ---------------     ---------------
NET REALIZED AND UNREALIZED GAIN (Loss)                                    (3,417,550)         (5,448,549)         (3,926,399)
                                                                      ---------------     ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
       FROM OPERATIONS                                                $    (3,139,875)    $    (5,344,952)    $    (3,880,889)
                                                                      ===============     ===============     ===============\


Page 102            See Notes to Financial Statements

      First Trust              First Trust              First Trust
        Small Cap            Large Cap Value          Large Cap Growth         First Trust              First Trust
         Core                 Opportunities            Opportunities         Multi Cap Value          Multi Cap Growth
   AlphaDEX(R) Fund         AlphaDEX(R) Fund          AlphaDEX(R) Fund       AlphaDEX(R) Fund         AlphaDEX(R) Fund
----------------------   ----------------------   ---------------------- ----------------------   ----------------------

 $           46,058        $         312,061       $          139,456      $           55,726       $           32,356
                (30)                      --                       --                      (7)                      --
                209                      261                      266                     230                      228
 ------------------       ------------------       ------------------      ------------------       ------------------
             46,237                  312,322                  139,722                  55,949                   32,584
 ------------------       ------------------       ------------------      ------------------       ------------------


             14,832                   14,832                   14,832                  14,832                   14,832
             18,505                   47,741                   56,904                  10,022                   15,914
              5,042                    5,042                    5,042                   5,042                    5,042
              5,875                    7,218                    7,575                   7,042                    6,725
              3,701                    9,548                   11,381                   2,004                    3,183
              3,000                    2,676                    2,587                   1,181                    2,896
                127                      183                      123                     123                      123
                185                      477                      569                     100                      159
                230                      535                    1,338                      46                       46
              2,464                    3,254                   14,844                       2                       82
                 --                      382                      358                      --                       --
                230                      378                    1,157                     213                      465
 ------------------       ------------------       ------------------      ------------------       ------------------
             54,191                   92,266                  116,710                  40,607                   49,467

            (28,284)                 (25,429)                 (37,130)                (26,574)                 (27,187)
 ------------------       ------------------       ------------------      ------------------       ------------------
             25,907                   66,837                   79,580                  14,033                   22,280
 ------------------       ------------------       ------------------      ------------------       ------------------

             20,330                  245,485                   60,142                  41,916                   10,304
 ------------------       ------------------       ------------------      ------------------       ------------------



         (1,577,005)              (4,277,005)              (8,668,997)             (1,102,763)              (2,094,559)
           (392,409)              (1,337,390)              (2,246,444)                     --                  111,828
 ------------------       ------------------       ------------------      ------------------       ------------------
         (1,969,414)              (5,614,395)             (10,915,441)             (1,102,763)              (1,982,731)

         (1,830,423)              (4,156,691)              (2,341,228)               (702,942)              (1,119,486)
 ------------------       ------------------       ------------------      ------------------       ------------------
         (3,799,837)              (9,771,086)             (13,256,669)             (1,805,705)              (3,102,217)
 ------------------       ------------------       ------------------      ------------------       ------------------

 $       (3,779,507)      $       (9,525,601)      $      (13,196,527)     $       (1,763,789)      $       (3,091,913)
 ==================       ==================       ==================      ==================       ==================


                    See Notes to Financial Statements                   Page 103

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Changes in Net Assets

                                                                      First Trust                         First Trust
                                                                       Consumer                             Consumer
                                                                    Discretionary                           Staples
                                                                   AlphaDEX(R) Fund                     AlphaDEX(R) Fund
                                                        ------------------------------------- -------------------------------------
                                                              For the                              For the
                                                         Six Months Ended     For the Year    Six Months Ended      For the Year
                                                         January 31, 2009         Ended       January 31, 2009          Ended
                                                            (Unaudited)       July 31, 2008      (Unaudited)        July 31, 2008
                                                        ------------------ ------------------ -------------------  ----------------

OPERATIONS:
    Net investment income (loss)                          $     23,671       $     11,833      $     85,571         $     30,839
    Net realized gain (loss)                                (1,618,572)          (552,086)       (1,143,549)            (304,283)
    Net change in unrealized appreciation (depreciation)    (1,602,790)          (130,768)         (776,388)             134,562
                                                          -------------      -------------     -------------        -------------
    Net increase (decrease) in net assets resulting
       from operations                                      (3,197,691)          (671,021)       (1,834,366)            (138,882)
                                                          -------------      -------------     -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                      (22,000)           (11,580)          (77,826)             (33,075)
    Net realized gain                                               --                 --                --                   --
                                                          -------------      -------------     -------------        -------------
    Total distributions to shareholders                        (22,000)           (11,580)          (77,826)             (33,075)
                                                          -------------      -------------     -------------        -------------

SHAREHOLDER TRANSACTIONS:
    Proceeds from shares sold                                5,043,876          3,300,300        12,184,384            1,985,991
    Value of shares repurchased                             (1,929,740)          (953,917)       (5,281,358)          (1,985,991)
                                                          -------------      -------------     -------------        -------------
    Net increase (decrease) in net assets resulting from
         shareholder transactions                            3,114,136          2,346,383         6,903,026                   --
                                                          -------------      -------------     -------------        -------------

    Total increase (decrease) in net assets                   (105,555)         1,663,782         4,990,834             (171,957)

NET ASSETS:
    Beginning of period                                      3,546,608          1,882,826         2,694,529            2,866,486
                                                          -------------      -------------     -------------        -------------

    End of period                                         $  3,441,053       $  3,546,608      $  7,685,363         $  2,694,529
                                                          =============      =============     =============        =============

    Accumulated net investment income (loss)
         at end of period                                 $      2,112       $        441      $     11,061         $      3,316
                                                          =============      =============     =============        =============


CHANGES IN SHARES OUTSTANDING:
    Shares outstanding, beginning of period                    250,002            100,002           150,002              150,002
    Shares sold                                                350,000            200,000           700,000              100,000
    Shares repurchased                                        (200,000)           (50,000)         (300,000)            (100,000)
                                                          -------------      -------------     -------------        -------------
    Shares outstanding, end of period                          400,002            250,002           550,002              150,002
                                                          =============      =============     =============        =============


Page 104            See Notes to Financial Statements

                                                                                                                First Trust
              First Trust                      First Trust                      First Trust                    Industrials/
                Energy                         Financials                       Health Care                  Producer Durables
           AlphaDEX(R) Fund                 AlphaDEX(R) Fund                 AlphaDEX(R) Fund                  AlphaDEX(R) Fund
--------------------------------- -------------------------------- -------------------------------- -------------------------------
     For the                            For the                          For the                           For the
Six Months Ended   For the Year    Six Months Ended  For the Year  Six Months Ended  For the Year    Six Months Ended For the Year
January 31, 2009       Ended       January 31, 2009      Ended     January 31, 2009      Ended       January 31, 2009     Ended
   (Unaudited)     July 31, 2008      (Unaudited)    July 31, 2008    (Unaudited)    July 31, 2008      (Unaudited)   July 31, 2008
 -------------------------------- -------------------------------- -------------------------------- -------------------------------
   $      7,123     $     26,134     $     69,117    $     36,793   $    (11,070)    $    (14,822)    $     11,533    $     13,170
     (3,242,292)         565,110         (851,815)       (558,384)    (2,334,048)        (336,595)        (839,244)       (576,520)
     (1,310,731)        (813,167)      (2,226,765)        (51,731)    (1,035,827)         377,596       (1,255,966)        240,994
   ------------     ------------     ------------    ------------   ------------     ------------     ------------    -------------

     (4,545,900)        (221,923)      (3,009,463)       (573,322)    (3,380,945)          26,179       (2,083,677)       (322,356)
   ------------     ------------     ------------    ------------   ------------     ------------     ------------    -------------


         (6,200)         (30,458)         (47,100)        (42,251)            --               --          (12,900)        (11,475)
             --             (892)              --              --             --               --               --              --
   ------------     ------------     ------------    ------------   ------------     ------------     ------------    -------------
         (6,200)         (31,350)         (47,100)        (42,251)            --               --          (12,900)        (11,475)
   ------------     ------------     ------------    ------------   ------------     ------------     ------------    -------------


      3,852,344       14,269,178        6,641,145       1,612,374      7,324,582        8,610,569        1,165,741       1,933,032
     (2,218,570)     (10,853,396)        (912,749)       (926,277)            --       (2,064,712)              --      (1,933,032)
   ------------     ------------     ------------    ------------   ------------     ------------     ------------    -------------

      1,633,774        3,415,782        5,728,396         686,097      7,324,582        6,545,857        1,165,741              --
   ------------     ------------     ------------    ------------   ------------     ------------     ------------    -------------

     (2,918,326)       3,162,509        2,671,833          70,524      3,943,637        6,572,036         (930,836)       (333,831)


      8,346,996        5,184,487        1,861,485       1,790,961      8,520,568        1,948,532        4,384,488       4,718,319
   ------------     ------------     ------------    ------------   ------------     ------------     ------------    -------------

   $  5,428,670     $  8,346,996     $  4,533,318    $  1,861,485    $12,464,205     $  8,520,568     $  3,453,652    $  4,384,488
   ============     ============     ============    ============   ============     ============     ============    =============

   $        923     $         --     $     23,143    $      1,126   $    (11,070)    $         --     $        328    $      1,695
   ============     ============     ============    ============   ============     ============     ============    =============

        350,002          250,002          150,002         100,002        450,002          100,002          250,002         250,002
        350,000          550,000          550,000         100,000        400,000          450,000          100,000         100,000
       (200,000)        (450,000)        (100,000)        (50,000)            --         (100,000)              --        (100,000)
   ------------     ------------     ------------    ------------   ------------     ------------     ------------    ------------
        500,002          350,002          600,002         150,002        850,002          450,002          350,002         250,002
   ============     ============     ============    ============   ============     ============     ============    ============


                    See Notes to Financial Statements                   Page 105

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Changes in Net Assets (Continued)

                                                                          First Trust                         First Trust
                                                                           Materials                          Technology
                                                                        AlphaDEX(R) Fund                    AlphaDEX(R) Fund
                                                          -------------------------------------- ---------------------------------
                                                                For the                                For the
                                                           Six Months Ended     For the Year      Six Months Ended   For the Year
                                                           January 31, 2009         Ended         January 31, 2009       Ended
                                                              (Unaudited)       July 31, 2008        (Unaudited)     July 31, 2008
                                                          ----------------- -------------------- ---------------------------------
OPERATIONS:
    Net investment income (loss)                            $     31,399       $     24,937        $     (5,749)     $    (12,308)
    Net realized gain (loss)                                  (2,803,154)            42,430          (3,319,426)         (438,946)
    Net change in unrealized appreciation (depreciation)      (1,838,527)           310,083          (1,899,860)         (356,682)
                                                            ------------       ------------        ------------      ------------
    Net increase (decrease) in net assets resulting
       from operations                                        (4,610,282)           377,450          (5,225,035)         (807,936)
                                                            ------------       ------------        ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                        (31,001)           (26,265)                 --                --
    Net realized gain                                                 --                 --                  --                --
                                                            ------------       ------------        ------------      ------------
    Total distributions to shareholders                          (31,001)           (26,265)                 --                --
                                                            ------------       ------------        ------------      ------------

SHAREHOLDER TRANSACTIONS:
    Proceeds from shares sold                                  6,763,631          5,269,020           4,317,764         8,660,675
    Value of shares repurchased                               (3,466,577)        (3,171,331)         (3,259,389)       (1,098,049)
                                                            ------------       ------------        ------------      ------------
    Net increase (decrease) in net assets resulting from
         shareholder transactions                              3,297,054          2,097,689           1,058,375         7,562,626
                                                            ------------       ------------        ------------      ------------

    Total increase (decrease) in net assets                   (1,344,229)         2,448,874          (4,166,660)        6,754,690

NET ASSETS:
    Beginning of period                                        5,473,981          3,025,107           8,903,626         2,148,936
                                                            ------------       ------------        ------------      ------------

    End of period                                           $  4,129,752       $  5,473,981        $  4,736,966      $  8,903,626
                                                            ============       ============        ============      ============

    Accumulated net investment income (loss)
         at end of period                                   $      1,607       $      1,209        $     (5,749)     $         --
                                                            ============       ============        ============      ============


CHANGES IN SHARES OUTSTANDING:
    Shares outstanding, beginning of period                      250,002            150,002             505,000           105,000
    Shares sold                                                  450,000            250,000             250,000           450,000
    Shares repurchased                                          (300,000)          (150,000)           (300,000)          (50,000)
                                                            ------------       ------------        ------------      ------------
    Shares outstanding, end of period                            400,002            250,002             455,000           505,000
                                                            ============       ============        ============      ============


Page 106            See Notes to Financial Statements

            First Trust                    First Trust                    First Trust                      First Trust
             Utilities                    Large Cap Core                  Mid Cap Core                    Small Cap Core
         AlphaDEX(R) Fund                AlphaDEX(R) Fund               AlphaDEX(R) Fund                 AlphaDEX(R) Fund
------------------------------- ------------------------------- -------------------------------- ----------------------------------
     For the                          For the                         For the                         For the
Six Months Ended For the Year    Six Months Ended For the Year   Six Months Ended For the Year   Six Months Ended  For the Year
January 31, 2009     Ended       January 31, 2009     Ended      January 31, 2009     Ended      January 31, 2009     Ended
   (Unaudited)   July 31, 2008      (Unaudited)   July 31, 2008     (Unaudited)   July 31, 2008    (Unaudited)    July 31, 2008
 -------------- --------------- ---------------- -------------- ---------------- --------------- -------------- -------------------

  $    277,675   $     88,794     $    103,597   $    120,810     $     45,510   $     40,583     $     20,330     $     15,764
    (1,468,190)      (190,365)      (2,800,642)    (1,255,398)      (2,118,110)      (995,161)      (1,969,414)      (1,267,524)
    (1,949,360)        43,051       (2,647,907)      (364,632)      (1,808,289)       288,552       (1,830,423)         327,549
  ------------   ------------     ------------   ------------     ------------   ------------     ------------     ------------

    (3,139,875)       (58,520)      (5,344,952)    (1,499,220)      (3,880,889)      (666,026)      (3,779,507)        (924,211)
  ------------   ------------     ------------   ------------     ------------   ------------     ------------     ------------


      (255,501)       (78,502)        (107,700)      (115,441)         (42,200)       (39,200)         (18,750)         (18,440)
            --             --               --             --               --             --               --               --
  ------------   ------------     ------------   ------------     ------------   ------------     ------------     ------------
      (255,501)       (78,502)        (107,700)     (115,441)          (42,200)       (39,200)         (18,750)         (18,440)
  ------------   ------------     ------------   ------------     ------------   ------------     ------------     ------------


    15,847,516      6,783,781          828,192     16,563,871               --      8,542,062               --       10,645,981
            --     (3,736,342)              --     (3,018,540)              --     (3,031,020)      (1,608,061)      (5,447,956)
  ------------   ------------     ------------   ------------     ------------   ------------     ------------     ------------

    15,847,516      3,047,439          828,192     13,545,331               --      5,511,042       (1,608,061)       5,198,025
  ------------   ------------     ------------   ------------     ------------   ------------     ------------     ------------

    12,452,140      2,910,417       (4,624,460)    11,930,670       (3,923,089)     4,805,816       (5,406,318)       4,255,374


     5,666,630      2,756,213       14,799,029      2,868,359       10,521,261      5,715,445        9,915,805        5,660,431
  ------------   ------------     ------------   ------------     ------------   ------------     ------------     ------------

  $ 18,118,770   $  5,666,630     $ 10,174,569   $ 14,799,029     $  6,598,172   $ 10,521,261     $  4,509,487     $  9,915,805
  ============   ============     ============   ============     ============   ============     ============     ============


  $     43,820   $     21,646     $      5,557   $      9,660     $      6,453   $      3,143     $      2,115     $        535
  ============   ============     ============   ============     ============   ============     ============     ============



       350,002        150,002          600,002        100,002          400,002        200,002          400,002          200,002
     1,100,000        400,000           50,000        600,000               --        300,000               --          400,000
            --       (200,000)              --       (100,000)              --       (100,000)        (100,000)        (200,000)
  ------------   ------------     ------------   ------------     ------------   ------------     ------------     ------------
     1,450,002        350,002          650,002        600,002          400,002        400,002          300,002          400,002
  ============   ============     ============   ============     ============   ============     ============     ============


                    See Notes to Financial Statements                   Page 107

First Trust Exchange-Traded AlphaDEX(R) Fund
Statements of Changes in Net Assets (Continued)

                                                                        First Trust                         First Trust
                                                                    Large Cap Value                      Large Cap Growth
                                                                      Opportunities                       Opportunities
                                                                     AlphaDEX(R) Fund                      AlphaDEX(R) Fund
                                                          ----------------------------------    --------------------------------
                                                               For the                               For the
                                                          Six Months Ended    For the Year      Six Months Ended    For the Year
                                                          January 31, 2009        Ended         January 31, 2009        Ended
                                                             (Unaudited)      July 31, 2008        (Unaudited)      July 31, 2008
                                                          ---------------- -----------------   ------------------ ----------------

OPERATIONS:
    Net investment income (loss)                           $    245,485      $    197,639        $     60,142      $      83,304
    Net realized gain (loss)                                 (5,614,395)       (1,074,825)        (10,915,441)        (3,428,659)
    Net change in unrealized appreciation (depreciation)     (4,156,691)         (985,648)         (2,341,228)           835,410
                                                           ------------      ------------        ------------       ------------
    Net increase (decrease) in net assets resulting
       from operations                                       (9,525,601)       (1,862,834)        (13,196,527)        (2,509,945)
                                                           ------------      ------------        ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                      (249,750)         (183,261)            (60,000)           (80,570)
    Net realized gain                                                --                --                  --                 --
    Return of capital                                                --                --                  --                 --
                                                           ------------      ------------        ------------       ------------
    Total distributions to shareholders                        (249,750)         (183,261)            (60,000)           (80,570)
                                                           ------------      ------------        ------------       ------------

SHAREHOLDER TRANSACTIONS:
    Proceeds from shares sold                                 9,443,223        22,463,648             886,225         37,101,159
    Value of shares repurchased                              (8,364,351)       (2,923,373)        (12,042,845)        (3,151,252)
                                                           ------------      ------------        ------------       ------------
    Net increase (decrease) in net assets resulting from
         shareholder transactions                             1,078,872        19,540,275         (11,156,620)        33,949,907
                                                           ------------      ------------        ------------       ------------

    Total increase (decrease) in net assets                  (8,696,479)       17,494,180         (24,413,147)        31,359,392

NET ASSETS:
    Beginning of period                                      23,163,422         5,669,242          37,203,950          5,844,558
                                                           ------------      ------------        ------------       ------------

    End of period                                          $ 14,466,943      $ 23,163,422        $ 12,790,803       $ 37,203,950
                                                           ============      ============        ============       ============

    Accumulated net investment income (loss)
         at end of period                                  $     17,789      $     22,054        $      2,876       $      2,734
                                                           ============      ============        ============       ============


CHANGES IN SHARES OUTSTANDING:
    Shares outstanding, beginning of period                   1,000,002           200,002           1,400,002            200,002
    Shares sold                                                 500,000           900,000              50,000          1,300,000
    Shares repurchased                                         (500,000)         (100,000)           (700,000)          (100,000)
                                                           ------------      ------------        ------------       ------------
    Shares outstanding, end of period                         1,000,002         1,000,002             750,002          1,400,002
                                                           ============      ============        ============       ============


Page 108             See Notes to Financial Statements

               First Trust                               First Trust
             Multi Cap Value                          Multi Cap Growth
             AlphaDEX(R) Fund                          AlphaDEX(R) Fund
----------------------------------------- ----------------------------------------
        For the                                  For the
   Six Months Ended      For the Year       Six Months Ended      For the Year
   January 31, 2009          Ended          January 31, 2009          Ended
      (Unaudited)        July 31, 2008         (Unaudited)       July 31, 2008
 ------------------- -------------------- ------------------- --------------------

   $      41,916        $     88,713         $     10,304         $      8,995
      (1,102,763)           (567,762)          (1,982,731)          (1,426,991)
        (702,942)           (483,942)          (1,119,486)           1,099,912
   --------------       -------------        -------------        ------------

      (1,763,789)           (962,991)          (3,091,913)            (318,084)
   --------------       -------------        -------------        ------------


         (41,501)            (91,341)              (9,000)              (8,995)
              --                  --                   --                   --
              --                  --                   --               (1,395)
   --------------       -------------        -------------        ------------
         (41,501)            (91,341)              (9,000)             (10,390)
   --------------       -------------        -------------        ------------


       1,518,965          10,762,282            2,208,339            5,943,787
              --          (7,856,705)          (2,208,339)          (6,145,757)
   --------------       -------------        -------------        ------------

       1,518,965           2,905,577                   --             (201,970)
   --------------       -------------        -------------        ------------

        (286,325)          1,851,245           (3,100,913)            (530,444)


       4,646,636           2,795,391            8,287,658            8,818,102
   --------------       -------------        -------------        ------------

   $   4,360,311        $  4,646,636         $  5,186,745         $  8,287,658
   ==============       =============        =============        ============


   $       4,159        $      3,744         $      1,304         $         --
   =============        =============        =============        ============



         200,002             100,002              300,002              300,002
         100,000             400,000              100,000              200,000
              --            (300,000)            (100,000)            (200,000)
    ------------        ------------         ------------         ------------
         300,002             200,002              300,002              300,002
    ============        ============         ============         ============


                    See Notes to Financial Statements                   Page 109

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout the period

First Trust Consumer Discretionary AlphaDEX(R) Fund

                                                                     For the                                   For the Period
                                                                 Six Months Ended            For the           May 8, 2007 (a)
                                                                 January 31, 2009          Year Ended              Through
                                                                    (Unaudited)           July 31, 2008         July 31, 2007
                                                               --------------------  ---------------------  ----------------------
Net asset value, beginning of period                                $    14.19            $   18.83             $    20.00
                                                                    ----------            ----------            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.06                  0.08                  0.00(b)(f)
Net realized and unrealized gain (loss)                                  (5.59)                (4.64)                (1.17)
                                                                    ----------            ----------            ----------
Total from investment operations                                         (5.53)                (4.56)                (1.17)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                    (0.06)                (0.08)                   --
                                                                    ----------            ----------            ----------
Net asset value, end of period                                      $     8.60            $    14.19            $    18.83
                                                                    ==========            ==========            ==========
TOTAL RETURN (C)                                                        (39.05)%              (24.24)%               (5.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                $    3,441            $    3,547            $    1,883
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                            1.57%(d)              3.36%                11.39%(d)
Ratio of net expenses to average net assets                              0.70%(d)              0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets              0.97%(d)              0.58%                 0.04%(d)
Portfolio turnover rate (e)                                                62%                   91%                   34%


First Trust Consumer Staples AlphaDEX(R) Fund

                                                                     For the                                   For the Period
                                                                 Six Months Ended            For the           May 8, 2007 (a)
                                                                 January 31, 2009          Year Ended              Through
                                                                    (Unaudited)           July 31, 2008         July 31, 2007
                                                               ---------------------   --------------------  ----------------------
Net asset value, beginning of period                                $    17.96            $    19.11            $    20.00
                                                                    ----------            ----------            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.14                  0.21                  0.04(b)
Net realized and unrealized gain (loss)                                  (3.99)                (1.14)                (0.93)
                                                                    ----------            ----------            ----------
Total from investment operations                                         (3.85)                (0.93)                (0.89)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                    (0.14)                (0.22)                   --
                                                                    ----------            ----------            ----------
NEt asset value, end of period                                      $    13.97            $    17.96            $    19.11
                                                                    ==========            ==========            ==========
TOTAL RETURN (c)                                                        (21.44)%               (4.86)%               (4.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                $    7,685            $    2,695            $    2,866
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                            1.27%(d)              2.55%                 9.34%(d)
Ratio of net expenses to average net assets                              0.70%(d)              0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets              2.42%(d)              1.10%                 0.98%(d)
Portfolio turnover rate (e)                                                63%                   96%                    1%

(a)   Inception date.
(b)   Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)   Amount represents less than $0.01 per share.


Page 110            See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout the period

First Trust Energy AlphaDEX(R) Fund

                                                                       For the                                 For the Period
                                                                   Six Months Ended          For the           May 8, 2007 (a)
                                                                   January 31, 2009        Year Ended              Through
                                                                      (Unaudited)         July 31, 2008         July 31, 2007
                                                               ----------------------  --------------------  ---------------------

Net asset value, beginning of period                                  $    23.85          $    20.74            $    20.00
                                                                      ----------          ----------            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                0.02                0.12                 (0.00)(b)(f)
Net realized and unrealized gain (loss)                                   (12.99)               3.12                  0.74
                                                                      ----------          ----------            ----------
Total from investment operations                                          (12.97)               3.24                  0.74
                                                                      ----------          ----------            ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                      (0.02)              (0.13)                   --
Net realized gain                                                             --               (0.00)(f)                --
                                                                      ----------          ----------            ----------
Total distributions                                                        (0.02)              (0.13)                   --
                                                                      ----------          ----------            ----------
Net asset value, end of period                                        $    10.86          $    23.85            $    20.74
                                                                      ==========          ==========            ==========
TOTAL RETURN (c)                                                          (54.40)%             15.62%                 3.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                  $    5,429          $    8,347            $    5,184
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                              1.42%(d)            1.80%                9.49% (d)
Ratio of net expenses to average net assets                                0.70%(d)            0.70%                0.70% (d)
Ratio of net investment income (loss) to average net assets                0.25%(d)            0.48%               (0.03)%(d)
Portfolio turnover rate (e)                                                  56%                 67%                   1%



First Trust Financials AlphaDEX(R) Fund

                                                                       For the                                 For the Period
                                                                   Six Months Ended          For the           May 8, 2007 (a)
                                                                   January 31, 2009        Year Ended              Through
                                                                      (Unaudited)         July 31, 2008         July 31, 2007
                                                                 --------------------- ------------------   --------------------
Net asset value, beginning of period                                  $    12.41          $    17.91            $    20.00
                                                                      ----------          ----------            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                0.11                0.29                  0.07(b)
Net realized and unrealized gain (loss)                                    (4.88)              (5.44)                (2.16)
                                                                      ----------          ----------            ----------
Total from investment operations                                           (4.77)              (5.15)                (2.09)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                      (0.08)              (0.35)                   --
                                                                      ----------          ----------            ----------
Net asset value, end of period                                        $     7.56          $    12.41            $    17.91
                                                                      ==========          ==========            ==========
TOTAL RETURN (c)                                                          (38.58)%            (28.95)%              (10.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                  $    4,533          $    1,861            $    1,791
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                              1.63%(d)            3.89%                11.58%(d)
Ratio of net expenses to average net assets                                0.70%(d)            0.70%                 0.70%(d)
Ratio of net investment income (loss) to average net assets                2.90%(d)            2.13%                 1.46%(d)
Portfolio turnover rate (e)                                                  76%                 74%                   26%

(a)   Inception date.
(b)   Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)   Amount represents less than $0.01 per share.


                    See Notes to Financial Statements                   Page 111

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout the period

First Trust Health Care AlphaDEX(R) Fund

                                                                     For the                                      For the Period
                                                                 Six Months Ended           For the               May 8, 2007 (a)
                                                                 January 31, 2009         Year Ended                  Through
                                                                    (Unaudited)          July 31, 2008             July 31, 2007
                                                               ---------------------  ---------------------  ----------------------

Net asset value, beginning of period                                $    18.93           $    19.48                $    20.00
                                                                    ----------           ----------                ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             (0.01)               (0.03)                    (0.01)(b)
Net realized and unrealized gain (loss)                                  (4.26)               (0.52)                    (0.51)
                                                                    ----------           ----------                ----------
Total from investment operations                                         (4.27)               (0.55)                    (0.52)
                                                                    ----------           ----------                ----------
Net asset value, end of period                                      $    14.66           $    18.93                $    19.48
                                                                    ==========           ==========                ==========
TOTAL RETURN (C)                                                        (22.56)%              (2.82)%                   (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                $   12,464           $    8,521                $    1,949
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                            1.28% (d)            2.03%                    11.48% (d)
Ratio of net expenses to average net assets                              0.70% (d)            0.70%                     0.70% (d)
Ratio of net investment income (loss) to average net assets             (0.18)%(d)           (0.34)%                   (0.31)%(d)
Portfolio turnover rate (e)                                                71%                  89%                       30%



First Trust Industrials/Producer Durables AlphaDEX(R) Fund

                                                                     For the                               For the Period
                                                                 Six Months Ended           For the        May 8, 2007 (a)
                                                                 January 31, 2009         Year Ended           Through
                                                                    (Unaudited)          July 31, 2008      July 31, 2007
                                                               ----------------------  -----------------  -------------------

Net asset value, beginning of period                                $    17.54           $    18.87         $    20.00
                                                                    ----------           ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.04                 0.05              (0.00)(b)(f)
Net realized and unrealized gain (loss)                                  (7.67)               (1.33)             (1.13)
                                                                    ----------           ----------         ----------
Total from investment operations                                         (7.63)               (1.28)             (1.13)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                    (0.04)               (0.05)                --
                                                                    ----------           ----------         ----------
Net asset value, end of period                                      $     9.87           $    17.54         $    18.87
                                                                    ==========           ==========         ==========
TOTAL RETURN (c)                                                       (43.50)%              (6.82)%             (5.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                $    3,454           $    4,384         $    4,718
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                            1.86%(d)             1.90%             10.09% (d)
Ratio of net expenses to average net assets                              0.70%(d)             0.70%              0.70% (d)
Ratio of net investment income (loss) to average net assets              0.65%(d)             0.29%             (0.14)%(d)
Portfolio turnover rate (e)                                                52%                  81%               24%


(a)   Inception date.
(b)   Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)   Amount represents less than $0.01 per share.


Page 112            See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout the period

First Trust Materials AlphaDEX(R) Fund

                                                                      For the                              For the Period
                                                                  Six Months Ended          For the        May 8, 2007 (a)
                                                                  January 31, 2009        Year Ended           Through
                                                                     (Unaudited)         July 31, 2008      July 31, 2007
                                                               ---------------------  ------------------  --------------------

Net asset value, beginning of period                                 $    21.90          $    20.17         $    20.00
                                                                     ----------          ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               0.12                0.16               0.02(b)
Net realized and unrealized gain (loss)                                  (11.58)               1.75               0.15
                                                                     ----------          ----------         ----------
Total from investment operations                                         (11.46)               1.91               0.17

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                     (0.12)              (0.18)                --
                                                                     ----------          ----------         ----------
Net asset value, end of period                                       $    10.32          $    21.90         $    20.17
                                                                     ==========          ==========         ==========
TOTAL RETURN (c)                                                         (52.39)%              9.44%              0.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                 $    4,130          $    5,474         $    3,025
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                             1.56%(d)            2.33%              9.56%(d)
Ratio of net expenses to average net assets                               0.70%(d)            0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets               1.31%(d)            0.75%              0.46%(d)
Portfolio turnover rate (e)                                                 82%                 59%                 1%


First Trust Technology AlphaDEX(R) Fund

                                                                      For the                              For the Period
                                                                  Six Months Ended          For the        May 8, 2007 (a)
                                                                  January 31, 2009        Year Ended           Through
                                                                     (Unaudited)         July 31, 2008      July 31, 2007
                                                               ---------------------  -----------------  ---------------------
Net Asset Value, Beginning of Period                                 $    17.63          $    20.47         $    20.00
                                                                     ----------          ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (0.01)              (0.02)             (0.02)(b)
Net realized and unrealized gain (loss)                                   (7.21)              (2.82)              0.49
                                                                     ----------          ----------         ----------
Total from investment operations                                          (7.22)              (2.84)              0.47
                                                                     ----------          ----------         ----------
Net asset value, end of period                                       $    10.41          $    17.63         $    20.47
                                                                     ==========          ==========         ==========
TOTAL RETURN (c)                                                         (40.95)%            (13.87)%             2.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                 $    4,737          $    8,904         $    2,149
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                             1.19% (d)           2.01%             10.64% (d)
Ratio of net expenses to average net assets                               0.70% (d)           0.70%              0.70% (d)
Ratio of net investment income (loss) to average net assets              (0.13)%(d)          (0.29)%            (0.47)%(d)
Portfolio turnover rate (e)                                                 66%                 89%                 6%



(a)   Inception date.
(b)   Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 113

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout the period

First Trust Utilities AlphaDEX(R) Fund

                                                                   For the                              For the Period
                                                               Six Months Ended          For the        May 8, 2007 (a)
                                                               January 31, 2009        Year Ended           Through
                                                                  (Unaudited)         July 31, 2008      July 31, 2007
                                                             -------------------  -------------------  --------------------

Net asset value, beginning of period                              $    16.19          $    18.37         $    20.00
                                                                  ----------          ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            0.15                0.90               0.09(b)
Net realized and unrealized gain (loss)                                (3.66)              (2.17)             (1.72)
                                                                  ----------          ----------         ----------
Total from investment operations                                       (3.51)              (1.27)             (1.63)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                  (0.18)              (0.91)                --
                                                                  ----------          ----------         ----------
Net asset value, end of period                                    $    12.50          $    16.19         $    18.37
                                                                  ==========          ==========         ==========
TOTAL RETURN (c)                                                      (21.70)%             (7.39)%            (8.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $   18,119          $    5,667         $    2,756
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                          1.37%(d)            2.50%             10.12%(d)
Ratio of net expenses to average net assets                            0.70%(d)            0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets            3.95%(d)            2.96%              2.18%(d)
Portfolio turnover rate (e)                                              72%                 68%                 1%



First Trust Large Cap Core AlphaDEX(R) Fund

                                                                   For the                              For the Period
                                                               Six Months Ended          For the        May 8, 2007 (a)
                                                               January 31, 2009        Year Ended           Through
                                                                  (Unaudited)         July 31, 2008      July 31, 2007
                                                             -------------------  ------------------  ---------------------

Net asset value, beginning of period                              $    24.66          $    28.68         $    30.00
                                                                  ----------          ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            0.17                0.25               0.04(b)
Net realized and unrealized gain (loss)                                (9.00)              (4.00)             (1.36)
                                                                  ----------          ----------         ----------
Total from investment operations                                       (8.83)              (3.75)             (1.32)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                  (0.18)              (0.27)                --
                                                                  ----------          ----------         ----------
Net asset value, end of period                                    $    15.65          $    24.66         $    28.68
                                                                  ==========          ==========         ==========
TOTAL RETURN (c)                                                      (35.87)%            (13.14)%            (4.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $   10,175          $   14,799         $    2,868
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                          1.32%(d)            1.42%              7.86%(d)
Ratio of net expenses to average net assets                            0.70%(d)            0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets            1.74%(d)            1.16%              0.62%(d)
Portfolio turnover rate (e)                                              59%                 90%                 1%


(a)   Inception date.
(b)   Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 114            See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout the period

First Trust Mid Cap Core AlphaDEX(R) Fund

                                                                     For the                                 For the Period
                                                                 Six Months Ended           For the          May 8, 2007 (a)
                                                                 January 31, 2009         Year Ended             Through
                                                                    (Unaudited)          July 31, 2008        July 31, 2007
                                                               --------------------  --------------------  ---------------------

Net asset value, beginning of period                                $    26.30           $    28.58           $    30.00
                                                                    ----------           ----------           ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.11                 0.14                 0.01(b)
Net realized and unrealized gain (loss)                                  (9.80)               (2.28)               (1.43)
                                                                    ----------           ----------           ----------
Total from investment operations                                         (9.69)               (2.14)               (1.42)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                    (0.11)               (0.14)                  --
                                                                    ----------           ----------           ----------
Net asset value, end of period                                      $    16.50           $    26.30           $    28.58
                                                                    ==========           ==========           ==========
TOTAL RETURN (c)                                                        (36.89)%              (7.51)%              (4.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                $    6,598           $   10,521           $    5,715
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                            1.27%(d)             1.61%                5.98%(d)
Ratio of net expenses to average net assets                              0.70%(d)             0.70%                0.70%(d)
Ratio of net investment income (loss) to average net assets              1.10%(d)             0.54%                0.19%(d)
Portfolio turnover rate (e)                                                60%                  82%                   1%



First Trust Small Cap Core AlphaDEX(R) Fund

                                                                     For the                                 For the Period
                                                                 Six Months Ended           For the          May 8, 2007 (a)
                                                                 January 31, 2009         Year Ended             Through
                                                                    (Unaudited)          July 31, 2008        July 31, 2007
                                                               ---------------------  -------------------  -------------------

Net asset value, beginning of period                                $    24.79           $    28.30           $    30.00
                                                                    ----------           ----------           ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.07                 0.06                 0.02(b)
Net realized and unrealized gain (loss)                                  (9.77)               (3.50)               (1.72)
                                                                    ----------           ----------           ----------
Total from investment operations                                         (9.70)               (3.44)               (1.70)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                    (0.06)               (0.07)                  --
                                                                    ----------           ----------           ----------
Net asset value, end of period                                      $    15.03           $    24.79           $    28.30
                                                                    ==========           ==========           ==========
TOTAL RETURN (c)                                                        (39.15)%             (12.14)%              (5.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                $    4,509           $    9,916           $    5,660
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                            1.46%(d)             1.87%                7.25%(d)
Ratio of net expenses to average net assets                              0.70%(d)             0.70%                0.70%(d)
Ratio of net investment income (loss) to average net assets              0.55%(d)             0.25%                0.42%(d)
Portfolio turnover rate (e)                                                55%                  95%                   2%


(a)   Inception date.
(b)   Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                    See Notes to Financial Statements                   Page 115

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout the period

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund

                                                                      For the                             For the Period
                                                                  Six Months Ended         For the        May 8, 2007 (a)
                                                                  January 31, 2009       Year Ended           Through
                                                                     (Unaudited)        July 31, 2008      July 31, 2007
                                                               --------------------  ------------------  --------------------

Net asset value, beginning of period                                 $    23.16         $    28.35         $    30.00
                                                                     ----------         ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               0.28               0.43               0.06(b)
Net realized and unrealized gain (loss)                                   (8.69)             (5.18)             (1.71)
                                                                     ----------         ----------         ----------
Total from investment operations                                          (8.41)             (4.75)             (1.65)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                     (0.28)             (0.44)                --
                                                                     ----------         ----------         ----------
Net asset value, end of period                                       $    14.47         $    23.16         $    28.35
                                                                     ==========         ==========         ==========
TOTAL RETURN (c)                                                         (36.46)%           (16.85)%            (5.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                 $   14,467         $   23,163         $    5,669
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                             0.97%(d)           1.35%              6.95%(d)
Ratio of net expenses to average net assets                               0.70%(d)           0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets               2.57%(d)           1.80%              0.97%(d)
Portfolio turnover rate (e)                                                  7%               104%                 1%


First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund

                                                                      For the                               For the Period
                                                                  Six Months Ended         For the          May 8, 2007 (a)
                                                                  January 31, 2009       Year Ended             Through
                                                                     (Unaudited)        July 31, 2008        July 31, 2007
                                                               --------------------  -------------------  ---------------------
Net asset value, beginning of period                                 $    26.57         $    29.22           $    30.00
                                                                     ----------         ----------           ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                               0.08               0.15                (0.00)(b)(f)
Net realized and unrealized gain (loss)                                   (9.52)             (2.65)               (0.78)
                                                                     ----------         ----------           ----------
Total from investment operations                                          (9.44)             (2.50)               (0.78)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                     (0.08)             (0.15)                  --
                                                                     ----------         ----------           ----------
Net asset value, end of period                                       $    17.05         $    26.57           $    29.22
                                                                     ==========         ==========           ==========
TOTAL RETURN (c)                                                         (35.54)%            (8.62)%              (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                 $   12,791         $   37,204           $    5,845
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                             1.03%(d)           1.17%                5.98%(d)
Ratio of net expenses to average net assets                               0.70%(d)           0.70%                0.70%(d)
Ratio of net investment income (loss) to average net assets               0.53%(d)           0.43%              (0.07)%(d)
Portfolio turnover rate (e)                                                 78%               134%                   1%


(a)   Inception date.
(b)   Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f)   Amount represents less than $0.01 Per share.


Page 116               See Notes to Financial Statements

First Trust Exchange-Traded AlphaDEX(R) Fund
Financial Highlights
For a share outstanding throughout the period

First Trust Multi Cap Value AlphaDEX(R) Fund

                                                                       For the                            For the Period
                                                                  Six Months Ended         For the        May 8, 2007 (a)
                                                                  January 31, 2009       Year Ended           Through
                                                                     (Unaudited)        July 31, 2008      July 31, 2007
                                                               ---------------------  ------------------  ------------------

Net asset value, beginning of period                                  $    23.23         $    27.95         $    30.00
                                                                      ----------         ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                0.17               0.35               0.06(b)
Net realized and unrealized gain (loss)                                    (8.70)             (4.68)             (2.11)
                                                                      ----------         ----------         ----------
Total from investment operations                                           (8.53)             (4.33)             (2.05)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                      (0.17)             (0.39)                --
                                                                      ----------         ----------         ----------
Net asset value, end of period                                        $    14.53         $    23.23         $    27.95
                                                                      ==========         ==========         ==========
TOTAL RETURN (c)                                                          (36.81)%           (15.53)%            (6.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                  $    4,360         $    4,647         $    2,795
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                              2.03%(d)           1.70%              7.91%(d)
Ratio of net expenses to average net assets                                0.70%(d)           0.70%              0.70%(d)
Ratio of net investment income (loss) to average net assets                2.09%(d)           1.45%              0.93%(d)
Portfolio turnover rate (e)                                                  73%                59%                 2%


First Trust Multi Cap Growth AlphaDEX(R) Fund

                                                                       For the                             For the Period
                                                                   Six Months Ended         For the        May 8, 2007 (a)
                                                                   January 31, 2009       Year Ended           Through
                                                                      (Unaudited)        July 31, 2008      July 31, 2007
                                                               ---------------------  -----------------  ---------------------

Net asset value, beginning of period                                  $    27.63         $    29.39         $    30.00
                                                                      ----------         ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                0.03               0.05              (0.01)(b)
Net realized and unrealized gain (loss)                                   (10.34)             (1.76)             (0.60)
                                                                      ----------         ----------         ----------
Total from investment operations                                          (10.31)             (1.71)             (0.61)
                                                                      ----------         ----------         ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                      (0.03)             (0.04)                --
Return of capital                                                             --              (0.01)                --
                                                                      ----------         ----------         ----------
Total distributions                                                        (0.03)             (0.05)                --
                                                                      ----------         ----------         ----------
Net asset value, end of period                                        $    17.29         $    27.63         $    29.39
                                                                      ==========         ==========         ==========
TOTAL RETURN (c)                                                          (37.32)%            (5.85)%            (2.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                  $    5,187         $    8,288         $    8,818
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                              1.55%(d)           1.55%              6.01% (d)
Ratio of net expenses to average net assets                                0.70%(d)           0.70%              0.70% (d)
Ratio of net investment income (loss) to average net assets                0.32%(d)           0.12%             (0.21)%(d)
Portfolio turnover rate (e)                                                  80%               110%                 1%

(a)   Inception date.
(b)   Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)   Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.


                    See Notes to Financial Statements                   Page 117

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

              First Trust Exchange-Traded AlphaDEX(R) Fund
                       January 31, 2009 (Unaudited)

                             1. Organization
First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").


The Trust currently consists of sixteen funds:

     First Trust Consumer Discretionary AlphaDEX(R) Fund -
        (NYSE Arca, Inc. ticker "FXD")
     First Trust Consumer Staples AlphaDEX(R) Fund -
        (NYSE Arca, Inc. ticker "FXG")
     First Trust Energy AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXN")
     First Trust Financials AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXO") First Trust Health Care AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXH") First Trust Industrials/Producer Durables AlphaDEX(R) Fund -
        (NYSE Arca, Inc. ticker "FXR")
     First Trust Materials AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXZ") First Trust Technology AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXL") First Trust Utilities AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FXU") First Trust Large Cap Core AlphaDEX(R) Fund -
        (NYSE Arca, Inc. ticker "FEX")
     First Trust Mid Cap Core AlphaDEX(R) Fund - (NYSE Arca, Inc. ticker "FNX") First Trust Small Cap Core AlphaDEX(R) Fund -
        (NYSE Arca, Inc. ticker "FYX")
     First Trust Large Cap Value Opportunities AlphaDEX(R) Fund -
        (NYSE Arca, Inc. ticker "FTA")
     First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund -
        (NYSE Arca, Inc. ticker "FTC")
     First Trust Multi Cap Value AlphaDEX(R) Fund -
        (NYSE Arca, Inc. ticker "FAB")
     First Trust Multi Cap Growth AlphaDEX(R) Fund -
        (NYSE Arca, Inc. ticker "FAD")


Each fund represents a separate series of beneficial interest in the Trust (individually, each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of shares called a "Creation Unit". Effective December 1, 2008, each Creation Unit consists of 50,000 shares. Prior to December 1, 2008, the Creation Unit for the First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund, and the First Trust Utilities AlphaDEX(R) Fund (collectively, the "Sector Funds") consisted of 50,000 shares and for the First Trust Large Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, the First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, the First Trust Multi Cap Value AlphaDEX(R) Fund, and the First Trust Multi Cap Growth AlphaDEX(R) Fund (collectively, the "Style Funds") consisted of 100,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


Fund                                                           Index
First Trust Consumer Discretionary AlphaDEX(R) Fund            StrataQuant(R) Consumer Discretionary Index (1)
First Trust Consumer Staples AlphaDEX(R) Fund                  StrataQuant(R) Consumer Staples Index (1)
First Trust Energy AlphaDEX(R) Fund                            StrataQuant(R) Energy Index (1)
First Trust Financials AlphaDEX(R) Fund                        StrataQuant(R) Financials Index (1)
First Trust Health Care AlphaDEX(R) Fund                       StrataQuant(R) Health Care Index (1)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund     StrataQuant(R) Industrials Index (1)
First Trust Materials AlphaDEX(R) Fund                         StrataQuant(R) Materials Index (1)
First Trust Technology AlphaDEX(R) Fund                        StrataQuant(R) Technology Index (1)
First Trust Utilities AlphaDEX(R) Fund                         StrataQuant(R) Utilities Index (1)
First Trust Large Cap Core AlphaDEX(R) Fund                    Defined Large Cap Core Index
First Trust Mid Cap Core AlphaDEX(R) Fund                      Defined Mid Cap Core Index
First Trust Small Cap Core AlphaDEX(R) Fund                    Defined Small Cap Core Index
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund     Defined Large Cap Value Opportunities Index
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund    Defined Large Cap Growth Opportunities Index
First Trust Multi Cap Value AlphaDEX(R) Fund                   Defined Multi Cap Value Index
First Trust Multi Cap Growth AlphaDEX(R) Fund                  Defined Multi Cap Growth Index


(1) This Index is developed, maintained and sponsored by NYSE Euronext or its affiliates ("NYSE Euronext"), and licensed to First Trust Portfolios L.P. ("FTP") by Archipelago Holdings, Inc. ("Archipelago"), an affiliate of NYSE Euronext. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE Euronext, the Index was developed, maintained and sponsored by AMEX.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

               First Trust Exchange-Traded AlphaDEX(R) Fund
                       January 31, 2009 (Unaudited)

                   2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The NAV of each Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ and the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. The use of fair value pricing by each Fund is governed by valuation procedures adopted by the Board of Trustees and is in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its index.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Funds as of August 1, 2008, the beginning of each Fund's current fiscal year. The three levels of the fair value hierarchy under FAS 157 are as follows:

 o Level 1 - quoted prices in active markets for identical securities
 o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
 o Level 3 - significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of January 31, 2009 is included with each Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

               First Trust Exchange-Traded AlphaDEX(R) Fund
                      January 31, 2009 (Unaudited)

A Fund may hold publicly-traded master limited partnerships ("MLPs") and real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the MLP or REIT to the extent of the cost basis of such MLP or REIT investments. The actual character of amounts received during the year are not known until after the fiscal year end. A Fund records the character of distributions received from the MLPs or REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the MLPs or REITs after their tax reporting periods conclude.

C. Dividends and Distribution to Shareholders

Dividends from net investment income of each Fund, if any, are declared and paid semi-annually or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2008 was as follows:

                                                                  Distributions paid      Distributions paid
                                                                     from Ordinary          from Return of
                                                                        Income                  Capital
                                                                 ---------------------   ---------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund              $          11,580       $          --
First Trust Consumer Staples AlphaDEX(R) Fund                               33,075                  --
First Trust Energy AlphaDEX(R) Fund                                         31,350                  --
First Trust Financials AlphaDEX(R) Fund                                     42,251                  --
First Trust Health Care AlphaDEX(R) Fund                                        --                  --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                  11,475                  --
First Trust Materials AlphaDEX(R) Fund                                      26,265                  --
First Trust Technology AlphaDEX(R) Fund                                         --                  --
First Trust Utilities AlphaDEX(R) Fund                                      78,502                  --
First Trust Large Cap Core AlphaDEX(R) Fund                                115,441                  --
First Trust Mid Cap Core AlphaDEX(R) Fund                                   39,200                  --
First Trust Small Cap Core AlphaDEX(R) Fund                                 18,440                  --
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                 183,261                  --
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                 80,570                  --
First Trust Multi Cap Value AlphaDEX(R) Fund                                91,341                  --
First Trust Multi Cap Growth AlphaDEX(R) Fund                                8,995               1,395

As of July 31, 2008, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                          Undistributed        Accumulated        Net Unrealized
                                                                            Ordinary             Capital           Appreciation
                                                                             Income            Gain (Loss)        (Depreciation)
                                                                       ------------------  -------------------  ------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                    $         441       $       (559,991)    $        (297,490)
First Trust Consumer Staples AlphaDEX(R) Fund                                  3,316               (403,593)              (43,293)
First Trust Energy AlphaDEX(R) Fund                                               --               (481,818)           (1,186,001)
First Trust Financials AlphaDEX(R) Fund                                        1,126               (556,152)             (293,071)
First Trust Health Care AlphaDEX(R) Fund                                          --               (389,567)              196,253
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                     1,695               (696,235)              (27,000)
First Trust Materials AlphaDEX(R) Fund                                         1,209               (256,766)              144,443
First Trust Technology AlphaDEX(R) Fund                                           --               (461,678)             (448,171)
First Trust Utilities AlphaDEX(R) Fund                                        21,646               (130,034)             (343,152)
First Trust Large Cap Core AlphaDEX(R) Fund                                    9,660             (1,119,305)             (821,153)
First Trust Mid Cap Core AlphaDEX(R) Fund                                      3,143             (1,086,808)             (256,151)
First Trust Small Cap Core AlphaDEX(R) Fund                                      535             (1,084,123)             (458,901)
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                    22,054               (663,102)           (2,006,106)
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                    2,734             (3,328,039)              367,474
First Trust Multi Cap Value AlphaDEX(R) Fund                                   3,744               (903,616)             (824,255)
First Trust Multi Cap Growth AlphaDEX(R) Fund                                     --             (1,506,721)              534,879

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

               First Trust Exchange-Traded AlphaDEX(R) Fund
                      January 31, 2009 (Unaudited)

D. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

In June 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Funds' current fiscal year. As of January 31, 2009, management has evaluated the application of FIN 48 to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

At July 31, 2008 for federal income tax purposes, each Fund that has capital loss carryforwards available is shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                                                                      Total
                                                                          Capital Loss        Capital Loss           Capital
                                                                        Available through   Available through         Loss
                                                                          July 31, 2015       July 31, 2016         Available
                                                                       ------------------- ------------------- -------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                       $    2,058          $    64,889         $    66,947
First Trust Consumer Staples AlphaDEX(R) Fund                                  3,068               83,534              86,602
First Trust Energy AlphaDEX(R) Fund                                               --               73,845              73,845
First Trust Financials AlphaDEX(R) Fund                                        2,757               13,300              16,057
First Trust Health Care AlphaDEX(R) Fund                                      18,355               28,397              46,752
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                    23,631              183,210             206,841
First Trust Materials AlphaDEX(R) Fund                                         4,424               13,424              17,848
First Trust Technology AlphaDEX(R) Fund                                       12,398               22,456              34,854
First Trust Utilities AlphaDEX(R) Fund                                           945               16,238              17,183
First Trust Large Cap Core AlphaDEX(R) Fund                                   15,102                8,528              23,630
First Trust Mid Cap Core AlphaDEX(R) Fund                                      7,911               84,882              92,793
First Trust Small Cap Core AlphaDEX(R) Fund                                   14,770              111,735             126,505
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                     1,854               80,299              82,153
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                       --              162,514             162,514
First Trust Multi Cap Value AlphaDEX(R) Fund                                   8,569               56,799              65,368
First Trust Multi Cap Growth AlphaDEX(R) Fund                                 26,562              241,100             267,662


Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of the Funds' next taxable year.

During the 2008 taxable year, the following Funds incurred and elected to defer net capital losses as follows:

                                                                                           Post-October Losses
                                                                                        ------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                                         $   493,044
First Trust Consumer Staples AlphaDEX(R) Fund                                                   316,991
First Trust Energy AlphaDEX(R) Fund                                                             407,973
First Trust Financials AlphaDEX(R) Fund                                                         540,095
First Trust Health Care AlphaDEX(R) Fund                                                        342,815
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                      489,394
First Trust Materials AlphaDEX(R) Fund                                                          238,918
First Trust Technology AlphaDEX(R) Fund                                                         426,824
First Trust Utilities AlphaDEX(R) Fund                                                          112,851
First Trust Large Cap Core AlphaDEX(R) Fund                                                   1,095,675
First Trust Mid Cap Core AlphaDEX(R) Fund                                                       994,015
First Trust Small Cap Core AlphaDEX(R) Fund                                                     957,618
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                                      580,949
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                                   3,165,525
First Trust Multi Cap Value AlphaDEX(R) Fund                                                    838,248
First Trust Multi Cap Growth AlphaDEX(R) Fund                                                 1,239,059

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

               First Trust Exchange-Traded AlphaDEX(R) Fund
                      January 31, 2009 (Unaudited)
E. Expenses

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the average net assets of each Fund. FTP has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

Funds                                                        Licensor
First Trust Consumer Discretionary AlphaDEX(R) Fund          Archipelago
First Trust Consumer Staples AlphaDEX(R) Fund                Archipelago
First Trust Energy AlphaDEX(R) Fund                          Archipelago
First Trust Financials AlphaDEX(R) Fund                      Archipelago
First Trust Health Care AlphaDEX(R) Fund                     Archipelago
First Trust Industrials/Producer Durables AlphaDEX(R) Fund   Archipelago
First Trust Materials AlphaDEX(R) Fund                       Archipelago
First Trust Technology AlphaDEX(R) Fund                      Archipelago
First Trust Utilities AlphaDEX(R) Fund                       Archipelago
First Trust Large Cap Core AlphaDEX(R) Fund                  Standard & Poor's
First Trust Mid Cap Core AlphaDEX(R) Fund                    Standard & Poor's
First Trust Small Cap Core AlphaDEX(R) Fund                  Standard & Poor's
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund Standard & Poor's First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund Standard & Poor's
First Trust Multi Cap Value AlphaDEX(R) Fund                 Standard & Poor's
First Trust Multi Cap Growth AlphaDEX(R) Fund                Standard & Poor's

The respective license agreements allow for the use by FTP of certain trademarks and trade names of the respective Licensors and, in the case of the Sector Funds, certain trademarks and trade names of NYSE Euronext. The Funds and First Trust Advisors L.P. ("First Trust" or the "Advisor") are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

F. Accounting Pronouncement

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures, if any.

       3. Investment Advisory Fee and Other Affiliated Transactions

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger
Corporation. First Trust serves as investment advisor to the Funds pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and providing certain other services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at an annual rate of 0.50% of such Fund's average daily net assets.

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap").

Each Fund's Expense Cap will be in effect until at least March 31, 2010. Expenses borne by the Advisor are subject to reimbursement by each Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if at any time it would result in the Fund exceeding its Expense Cap.


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--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

               First Trust Exchange-Traded AlphaDEX(R) Fund
                      January 31, 2009 (Unaudited)

The advisory fee waivers and expense reimbursements for the six months ended January 31, 2009 and the expenses borne by the Advisor subject to reimbursement by each Fund from inception (May 8, 2007) through January 31, 2009 were as follows:

                                                                                                                 Expenses Borne
                                                                            Advisory                               by Advisor
                                                                               Fee                Expense          Subject to
                                                                             Waivers           Reimbursements    Reimbursement
                                                                       ------------------- ------------------- -------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                       $     12,176          $      9,062         $    124,372
First Trust Consumer Staples AlphaDEX(R) Fund                                   17,680                 2,644              120,963
First Trust Energy AlphaDEX(R) Fund                                             14,287                 6,298              129,524
First Trust Financials AlphaDEX(R) Fund                                         11,932                10,221              125,997
First Trust Health Care AlphaDEX(R) Fund                                        29,986                 4,962              142,128
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                       8,849                11,769              125,278
First Trust Materials AlphaDEX(R) Fund                                          11,963                 8,723              123,683
First Trust Technology AlphaDEX(R) Fund                                         21,054                    --              126,218
First Trust Utilities AlphaDEX(R) Fund                                          35,130                11,707              150,026
First Trust Large Cap Core AlphaDEX(R) Fund                                     29,727                 7,258              161,057
First Trust Mid Cap Core AlphaDEX(R) Fund                                       20,598                 2,983              141,720
First Trust Small Cap Core AlphaDEX(R) Fund                                     18,505                 9,779              151,509
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                      25,429                    --              146,156
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                     37,130                    --              177,146
First Trust Multi Cap Value AlphaDEX(R) Fund                                    10,022                16,552              137,468
First Trust Multi Cap Growth AlphaDEX(R) Fund                                   15,914                11,273              140,546

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of the Bank of New York Mellon Corporation, a financial holding company.

PNC Global Investment Servicing (U.S.) Inc. provides certain administrative services to the Trust and the Funds in connection with the Trust's Board of Trustees meetings and other related matters.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

                   4. Purchases and Sales of Securities

For the six months ended January 31, 2009, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

               First Trust Exchange-Traded AlphaDEX(R) Fund
                      January 31, 2009 (Unaudited)

                                                                      Purchases                Sales
                                                                  ---------------         ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                  $  2,869,728            $  2,853,368
First Trust Consumer Staples AlphaDEX(R) Fund                           4,166,243               4,148,766
First Trust Energy AlphaDEX(R) Fund                                     3,455,577               3,477,701
First Trust Financials AlphaDEX(R) Fund                                 3,696,327               3,659,429
First Trust Health Care AlphaDEX(R) Fund                                8,454,686               8,496,093
First Trust Industrials/Producer Durables AlphaDEX(R) Fund              1,888,881               1,898,402
First Trust Materials AlphaDEX(R) Fund                                  4,071,636               4,071,646
First Trust Technology AlphaDEX(R) Fund                                 5,502,110               5,514,421
First Trust Utilities AlphaDEX(R) Fund                                 10,180,405              10,059,296
First Trust Large Cap Core AlphaDEX(R) Fund                             7,125,192               7,123,770
First Trust Mid Cap Core AlphaDEX(R) Fund                               5,099,896               5,073,782
First Trust Small Cap Core AlphaDEX(R) Fund                             4,053,289               4,049,885
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund             14,531,542              14,504,732
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund            18,076,757              18,098,765
First Trust Multi Cap Value AlphaDEX(R) Fund                            3,065,486               3,046,055
First Trust Multi Cap Growth AlphaDEX(R) Fund                           5,201,682               5,204,529

For the six months ended January 31, 2009, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                     Purchases                   Sales
                                                                                 ---------------         ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                                 $  5,039,654            $  1,925,260
First Trust Consumer Staples AlphaDEX(R) Fund                                         12,132,403               5,265,549
First Trust Energy AlphaDEX(R) Fund                                                    3,854,889               2,218,722
First Trust Financials AlphaDEX(R) Fund                                                6,621,027                 904,544
First Trust Health Care AlphaDEX(R) Fund                                               7,335,046                      --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                             1,165,242                      --
First Trust Materials AlphaDEX(R) Fund                                                 6,754,050               3,448,901
First Trust Technology AlphaDEX(R) Fund                                                4,323,673               3,265,385
First Trust Utilities AlphaDEX(R) Fund                                                15,734,294                      --
First Trust Large Cap Core AlphaDEX(R) Fund                                              827,811                      --
First Trust Mid Cap Core AlphaDEX(R) Fund                                                     --                      --
First Trust Small Cap Core AlphaDEX(R) Fund                                                   --               1,603,718
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                             9,370,107               8,303,515
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                              881,907              12,024,202
First Trust Multi Cap Value AlphaDEX(R) Fund                                           1,508,942                      --
First Trust Multi Cap Growth AlphaDEX(R) Fund                                          2,207,732               2,207,732


                5. Creation, Redemption & Transaction Fees

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per share of each Fund on the transaction date times the number of shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

         Number of Securities    Creation
         in a Creation Unit      Transaction Fee
         ---------------------   -----------------

               1-100               $  500
             101-200               $1,000
             201-300               $1,500
             301-400               $2,000
             401-500               $2,500
             501-600               $3,000
             601-700               $3,500


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


--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

               First Trust Exchange-Traded AlphaDEX(R) Fund
                      January 31, 2009 (Unaudited)

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per share of a Fund on the transaction date times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:

             Number of Securities  Redemption
             in a Creation Unit    Transaction Fee
             --------------------  ----------------------

                 1-100                $  500
               101-200                $1,000
               201-300                $1,500
               301-400                $2,000
               401-500                $2,500
               501-600                $3,000
               601-700                $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                           6. Distribution Plan

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before December 31, 2009.

                            7. Indemnification

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

               First Trust Exchange-Traded AlphaDEX(R) Fund
                      January 31, 2009 (Unaudited)

                  Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended June 30, 2008 is available (1) without charge, upon request, by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                            Portfolio Holdings

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.


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--------------------------------------------------------------------------------
Risk Considerations
--------------------------------------------------------------------------------

               First Trust Exchange-Traded AlphaDEX(R) Fund
                      January 31, 2009 (Unaudited)

Risks are inherent in all investing. You should consider each Fund's investment objective, risks, charges and expenses carefully before investing. You can download each Fund's prospectus at http://www.ftportfolios.com or contact First Trust Portfolios L.P. at
(800) 621-1675 to request a prospectus, which contains this and other information about each Fund. For additional information about the risks associated with investing in the Funds, please see the Funds' statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded AlphaDEX(R) Fund.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called Creation Units can be purchased from, or redeemed to, the Fund.

In 2008 and into 2009, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The potential impact of the financial crisis on securities markets may prove to be significant and long-lasting and may have a substantial impact on the value of a Fund.

You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of its corresponding index for a number of reasons. For example, the Funds incur operating expenses not applicable to their corresponding indexes, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of its corresponding index. In addition, each Fund's portfolio holdings may not exactly replicate the securities included in its corresponding index or the ratios between the securities included in such index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from a Fund's index.

Each Fund relies on a license and related sublicense that permits it to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund may be concentrated in stocks of companies in an individual industry if the Fund's corresponding index is concentrated in an individual industry. You should be aware that an investment in a portfolio that is concentrated in an individual industry involves additional risk, including limited diversification.

Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Funds may invest a relatively high percentage of their assets in a limited number of issuers, the Funds may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which they invest.

Each Fund is not actively managed. The Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. The Fund invests in securities included in or representative of its index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.

--------------------------------------------------------------------------------
Risk Considerations (Continued)
--------------------------------------------------------------------------------

               First Trust Exchange-Traded AlphaDEX(R) Fund
                      January 31, 2009 (Unaudited)

Each Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund, the First Trust Utilities AlphaDEX(R) Fund, the First Trust Multi Cap Value AlphaDEX(R) Fund and the First Trust Multi Cap Growth AlphaDEX(R) Fund may invest in small capitalization and mid capitalization companies. Such companies may experience greater price volatility than larger, more established companies.

The First Trust Mid Cap Core AlphaDEX(R) Fund invests in mid-cap companies and is subject to additional risks because such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies.

The First Trust Small Cap Core AlphaDEX(R) Fund invests in small-cap companies and is subject to additional risks, as the share prices of small-cap companies are often more volatile than those of larger companies.

The First Trust Large Cap Value Opportunities AlphaDEX(R) Fund and the First Trust Multi Cap Value AlphaDEX(R) Fund invest with a value-oriented investment style and may not be successful in realizing their respective investment objectives. Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what may be their full value or may go down in price.

The First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund and the First Trust Multi Cap Growth AlphaDEX(R) Fund invest with a growth-oriented investment style and may not be successful in realizing their respective investment objectives. Securities of growth companies may experience significant fluctuations in price in response to economic, political, regulatory, company specific, sector or market developments, changes in perceptions or interest rate changes.

Each of the First Trust Large Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Large Cap Value Opportunities AlphaDEX(R) Fund and the First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund normally invests at least 90% of its assets in common stocks that comprise the Index upon which it is based. The securities of companies represented in the Index upon which the Fund is based generally have market capitalizations that are consistent with the name of the Index. For purposes of determining the market capitalization range of such securities, the Fund will use the current range of the Index upon which it is based. However, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

The First Trust Consumer Discretionary AlphaDEX(R) Fund invests in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Consumer Staples AlphaDEX(R) Fund invests in the securities of companies in the consumer staples sector. Because companies in the consumer staples sector provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits, these companies may be affected by a variety of factors which could impact company profitability. For instance, government regulations may affect the permissibility of using various food additives and the production methods of companies that manufacture food products. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of foods and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

The First Trust Energy AlphaDEX(R) Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of

--------------------------------------------------------------------------------
Risk Considerations (Continued)
--------------------------------------------------------------------------------

               First Trust Exchange-Traded AlphaDEX(R) Fund
                      January 31, 2009 (Unaudited)

issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, recently oil prices have been at historic highs and extremely volatile.

The First Trust Financials AlphaDEX(R) Fund invests in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although the barriers which separated the banking, insurance and securities industries were eliminated by legislation, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

Recent negative developments relating to the subprime mortgage market have adversely affected credit and capital markets worldwide and reduced the willingness of lenders to extend credit, thus making borrowing on favorable terms more difficult. In addition, the liquidity of certain debt instruments has been reduced or eliminated due to the lack of available market makers.

Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

Companies involved in the insurance industry are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes, such as hurricanes and earthquakes, acts of terrorism and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes.

The First Trust Financials AlphaDEX(R) Fund may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States. Due to the downturn, subprime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and are likely to continue to be subject to interest rates that are significantly higher than those experienced by mortgage loans underwritten in a more traditional manner. The downturn in the subprime mortgage lending market and the resulting impact on the world's economies has had a significant adverse effect on the financials sector and the economy and may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Fund may decline in response to such developments.

The First Trust Health Care AlphaDEX(R) Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund invests in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

--------------------------------------------------------------------------------
Risk Considerations (Continued)
--------------------------------------------------------------------------------

               First Trust Exchange-Traded AlphaDEX(R) Fund
                      January 31, 2009 (Unaudited)

The First Trust Materials AlphaDEX(R) Fund invests in the securities of companies in the materials sector. Because companies in the materials sector are involved in the extracting or processing of raw materials, general risks of these companies include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

The First Trust Technology AlphaDEX(R) Fund invests in the securities of companies in the technology sector. Because companies in the technology sector serve the electronics and computer industries or manufacture products based on the latest applied science, general risks of these companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance. Also, the stocks of many technology companies have exceptionally high price-to-earning ratios with little or no earnings histories.

The First Trust Utilities AlphaDEX(R) Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.



   NOT FDIC INSURED            NOT BANK GUARANTEED             MAY LOSE VALUE


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--------------------------------------------------------------------------------


[LOGO OMITTED]  FIRST TRUST

First Trust Exchange-Traded AlphaDEX(R) Fund



--------------------------------------------------------------------------------


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603



Inside Back Cover

                              [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEMS 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3
(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM  12. EXHIBITS.

(a) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    First Trust Exchange-Traded AlphaDEX(R) Fund

By:  /s/ James A. Bowen
     -----------------------------------------------------

Name:    James A. Bowen

Title:   Chairman of the Board, President and Chief Executive Officer

Date:    March 26, 2009



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/ James A. Bowen
     -----------------------------------------------------

Name:    James A. Bowen

Title:   Chairman of the Board, President and Chief Executive Officer

Date:    March 26, 2009



By:  /s/ Mark R. Bradley
     -----------------------------------------------------

Name:    Mark R. Bradley

Title:   Treasurer, Controller, Chief Financial Officer and
         Chief Accounting Officer

Date:    March 26, 2009